SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933

Post-Effective Amendment No. 24

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940

Amendment No. 41

American National Variable Life Separate Account

(Exact Name of Registrant)

American National Insurance Company

(Name of Depositor)

One Moody Plaza, Galveston, Texas 77550

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(409)763-4661

(Depositor’s Telephone Number, Including Area Code)

Name and Address of Agent for service:	Please send copies of communications to:
Dwain Akins, Esq., Sr. Vice President	Gregory Garrison
American National Insurance Company	Greer, Herz & Adams, L.L.P.
One Moody Plaza	One Moody Plaza
Galveston, TX 77550	Galveston, Texas 77550

Approximate Date of Proposed Pubic Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☑	On May 1, 2017 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	On May 1, 2017 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for

WealthQuest® III Variable Universal Life

Individual Flexible Premium

Variable Universal Life Insurance Contract

Contract Form Number WQVUL08

Issued by American National Insurance Company

American National Variable Life Separate Account

May 1, 2017

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5-17

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products – Service Class 2	Federated Insurance Series Managed Volatility Fund II Portfolio

VIP Government Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Mid Cap Portfolio	Federated Fund for U.S. Government Securities II
VIP Index 500 Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Growth & Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Value Portfolio[2]	Alger Large Cap Growth Portfolio
VIP Value Strategies Portfolio	Alger Mid Cap Growth Portfolio
VIP Growth Opportunities Portfolio	Alger Capital Appreciation Portfolio
Alger Balanced Portfolio
T. Rowe Price	Alger Growth & Income Portfolio
Equity Income Portfolio
Mid-Cap Growth Portfolio[1]	AIM Variable Insurance Funds (Invesco
International Stock Portfolio	Variable Insurance Funds) – Series I Shares
Limited-Term Bond Portfolio	Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Small Cap Equity Fund
MFS® Variable Insurance Trust (“VIT”) Initial Class Shares	Invesco V.I. Global Health Care Fund Invesco V.I. Managed Volatility Fund
MFS Growth Series (VIT)	Invesco V.I. Diversified Dividend Fund
MFS Research Series (VIT)	Invesco V.I. Global Real Estate Fund
MFS Investors Trust Series (VIT)	Invesco V.I. Technology Fund
MFS® Variable Insurance Trust II (“VIT II”) Initial Class Shares
MFS Core Equity Portfolio (VIT II)

1Not available for investment in Contracts issued on or after May 1, 2004

2Not available for investment for Contracts issued on or after July 1, 2007.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

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RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers only one option for the death benefit qualification test - the guideline premium test.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received within thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

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Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

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Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1,000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

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Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus, You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.90 per $1,000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees[1]	Upon transfer	$10 per transfer

[1]	The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATION EXPENSES FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1] (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.015 per $1,000 of Net Amount At Risk
Maximum	Monthly	$40.91 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.09 per $1,000 of Net Amount At Risk
Annual Maintenance Fee Monthly Expense Fee	Monthly Monthly	$7.50 per month Minimum $0.03 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

RIDERS COST OF INSURANCE RATES THE FOR CONTRACT
Rider	When Charge is Deducted	Amount Deducted
Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider	Monthly	Minimum COI .79% of premium Maximum COI 14.05% of premium
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	1.49% of premium
Term Rider	Monthly	Minimum COI $0.015 per $1,000 of rider Death Benefit Maximum COI $40.91 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.09 per $1,000 of rider Death Benefit

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

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The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses[1]	0.35%	1.57%
(before fee waivers or reimbursements)

[1]	Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2016. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.54% respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio including fee reduction and/or expense reimbursement arrangements if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”) - American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

●	the first premium, as shown on the Data Page, has been paid; and

●	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured - the person upon whose life the Contract is issued.

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Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio - A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

●	a certified copy of the death certificate;

●	a claimant statement;

●	the Contract; and

●	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount - A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period - The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

●	life insurance protection;

●	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

●	flexibility in the amount and frequency of premium payments;

●	flexibility in the level of life insurance protection, subject to certain limitations; and

●	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

●	the Death Benefit; plus

●	additional life insurance proceeds provided by riders; minus

●	Contract Debt; minus

●	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

●	the Beneficiary or Beneficiaries; or

●	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law. The Contract offers only one (1) choice for the death benefit tax qualification test: the guideline premium test.

For the tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value.

Until Attained Age 100, the Death Benefit under the tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table for the guideline premium qualification test is as follows:

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CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Percentage Corridor
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

Option A. Under Option A with the Guideline Premium death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

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OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1. increase your Death Benefit you should choose Option B.

2. keep your cost of insurance charges to a minimum you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. Any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

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The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

●	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

●	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

●	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

●	If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the

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Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

●	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

●	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years. An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

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DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

●	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

●	the value in the Fixed Account; plus

●	premiums (less premium taxes) received on that Valuation Date; plus

●	Accumulation Value securing Contract Debt; less

●	partial surrenders, and related charges, processed on that Valuation Date; less

●	any Monthly Deduction processed on that Valuation Date; less

●	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

●	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

●	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

●	the Daily Asset Charge; and divided by

●	the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

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Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

●	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 1.5% per year or at a higher rate, at our option.

●	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

●	Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 1.5% per year plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

●	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 1.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 1.5% per year.

To avoid paying installments of less than $20 each, we will:

●	change the installments to a quarterly, semi-annual or annual basis; and/or

●	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected.

Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

●	joint or successive payees; or

●	other than a natural person.

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CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 24, 2017, Monday, December 25, 2017 and Tuesday, December 26, 2017 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments received as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that We are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

●	during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

●	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

●	the above-mentioned loan limits, or

●	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will

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not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

●	the Insured is age 75 or older;

●	the Contract is in its 16th Contract year or later;

●	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

●	the Contract Debt is greater than the Specified Amount; and

●	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

●	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

●	Your Death Benefit will be Death Benefit Option A;

●	You may not change the Specified Amount or the Death Benefit Option;

●	You may not make additional premium payments, though you may make loan repayments;

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●	You may not make or take partial withdrawals or request additional loans;

●	No Monthly Deductions will be made;

●	Any additional riders with a separate charge will terminate;

●	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

●	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in

Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

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The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

●	twenty-five percent (25%) of the amount in the Fixed Account; or

●	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

●	Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

●	Requests for transfers must be clear and complete to be in good order.

●	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

●	The minimum amount which may remain in a Subaccount after a transfer is $100.

●	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

●	When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

●	When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

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●	When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

●	When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

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Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

●	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of the Contract Owners; or

●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

●	transferring values;

●	changing how your premium payments are allocated; and

●	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

●	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

●	confirming telephone transactions in writing to you; and/or

●	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

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Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Government Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

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Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

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Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

●	the Accumulation Value of the Contract at the time of the increase; and

●	the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P. O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

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Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. At reinstatement the Insured must be insurable for the Contract, at the same underwriting classification as on the Date of Issue of the Contract.

Reinstatement is subject to the following:

●	evidence of insurability satisfactory to us;

●	reinstatement or repayment of Contract Debt;

●	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

●	payment of Monthly Deductions not collected during the grace period; and

●	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

●

Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by

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the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

●	Charge for the Cost of any Riders.

o	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum guaranteed cost of insurance rate for this rider is $0.015 per $1,000 of rider Death Benefit. The Maximum guaranteed cost of insurance rate for this rider is $40.91 per $1,000 of rider Death Benefit.

●	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

●	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We do not assess a monthly expense fee after fifteen (15) Contract Years.

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between forty-one percent (41%) and eighty-three percent (83%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract, guaranteed maximum cost of insurance rates are calculated based on the 2001 Commissioners Standard Ordinary (CSO) Male or Female Smoker or Nonsmoker Mortality Tables (Age Last Birthday), for issue or increase ages 16 and above. For ages 0-15, the 2001 CSO Male or Female Mortality

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Table (Age Last Birthday) was used through Attained Age 15 and the 2001 CSO Male or Female Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 16 and above.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

Under the Contract, the surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $12.59 per $1,000 of Specified Amount to $57.90 per $1,000 of Specified Amount. The surrender charge reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

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Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

●	the monthly expense fee;

●	the monthly maintenance fee;

●	the sales charge;

●	the deferred sales charge;

●	the Daily Asset Charge (mortality and expense risk charge);

●	the cost of insurance charge;

●	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

●	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

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AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

●	collect charges;

●	pay the Surrender Value;

●	secure loans;

●	provide benefits; or

●	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

●	operate the Separate Account as a management company;

●	de-register the Separate Account if registration is no longer required;

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●	combine the Separate Account with other separate accounts;

●	restrict or eliminate any voting rights associated with the Separate Account; or

●	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

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The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: ADVISER:	THE ALGER PORTFOLIOS CLASS I-2 SHARES FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
* Not available for investment for Contracts issued on or after July 1, 2007.

FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISOR FOR FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Kaufmann Fund II – Primary Shares Subadvised by: Federated Global Investment Management Corp.	seeks capital appreciation

FUND: ADVISER:

FEDERATED INSURANCE SERIES

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.; FEDERATED INVESTMENT
MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF
PENNSYLVANIA IS THE ADVISOR FOR FEDERATED MANAGED VOLATILITY FUND II

Subaccount investing in:	Investment objective:

Federated Managed Volatility Fund II	seeks to achieve high current income and moderate capital appreciation

ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

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FUND: ADVISER:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2 FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Government Money Market Portfolio	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc.
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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Subaccount investing in:	Investment objective:
VIP Equity-Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND: ADVISER:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) - SERIES I SHARES INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	seeks growth of capital
Invesco V.I. Diversified Dividend Fund	seeks reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks long-term growth of capital
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income
Subadvisor(s): Invesco Canada Ltd.; Invesco Asset Management Limited.

FUND:	MFS® VARIABLE INSURANCE TRUST (“VIT”) – INITIAL CLASS SHARES MFS® VARIABLE INSURANCE TRUST II (“VIT II”) – INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in:	Investment objective:
MFS Core Equity Portfolio (VIT II)	seeks capital appreciation
MFS Growth Series (VIT)	seeks capital appreciation
MFS Research Series (VIT)	seeks capital appreciation
MFS Investors Trust Series (VIT)	seeks capital appreciation

T. ROWE PRICE

ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:

T. Rowe Price Associates, Inc., Adviser, and T. Rowe Price International, Ltd. And T. Rowe Price

Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the

Portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide a high level of dividend income and long-term capital growth primarily through investments in the common stocks
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies

* Not available for investment in Contracts issued on or after May 1, 2004.

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Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses we incur. These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2016, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$90,650
The Alger American Fund	109,922
Fidelity Variable Insurance Products	856,257
Federated Insurance Series	97,263
MFS Variable Insurance Trust	20,711
T. Rowe Price Funds	183,512

During 2017, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.15%
The Alger American Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve

39

the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice,

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we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

	a)	is made on or after the Contract Owner reaches actual age 59 1⁄2;

	b)	is attributable to the Contract Owner’s becoming disabled; or

	c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance

41

Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

●	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of Contract Owners; or

●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

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LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

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HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2016.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 25, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574. Effective June 1, 2017, the address will be P.O. Box 1893, Galveston, Texas 77553-1893.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $190,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $140.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$190,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
26	1	1680	PAC	1,321	0	191,321	1,364	0	191,364	1,392	0	191,392
27	2	1680	PAC	2,616	0	192,616	2,782	0	192,782	2,895	0	192,895
28	3	1680	PAC	3,887	691	193,887	4,259	1,063	194,259	4,520	1,324	194,520
29	4	1680	PAC	5,134	1,959	195,134	5,796	2,621	195,796	6,276	3,101	196,276
30	5	1680	PAC	6,357	3,203	196,357	7,396	4,242	197,396	8,173	5,019	198,173

31	6	1680	PAC	7,556	4,423	197,556	9,061	5,928	199,061	10,225	7,092	200,225
32	7	1680	PAC	8,730	5,618	198,730	10,794	7,681	200,794	12,442	9,330	202,442
33	8	1680	PAC	9,880	6,789	199,880	12,596	9,504	202,596	14,837	11,746	204,837
34	9	1680	PAC	11,005	7,938	201,005	14,469	11,402	204,469	17,425	14,359	207,425
35	10	1680	PAC	12,103	9,059	202,103	16,415	13,372	206,415	20,220	17,177	210,220

		16,800
36	11	1680	PAC	13,207	10,692	203,207	18,471	15,956	208,471	23,273	20,757	213,273
37	12	1680	PAC	14,284	12,289	204,284	20,606	18,611	210,606	26,570	24,575	216,570
38	13	1680	PAC	15,335	13,851	205,335	22,826	21,342	212,826	30,132	28,649	220,132
39	14	1680	PAC	16,362	15,384	206,362	25,135	24,157	215,135	33,985	33,006	223,985
40	15	1680	PAC	17,365	16,880	207,365	27,537	27,052	217,537	38,150	37,665	228,150

41	16	1680	PAC	18,549	18,549	208,549	30,326	30,326	220,326	43,034	43,034	233,034
42	17	1680	PAC	19,712	19,712	209,712	33,245	33,245	223,245	48,352	48,352	238,352
43	18	1680	PAC	20,852	20,852	210,852	36,300	36,300	226,300	54,139	54,139	244,139
44	19	1680	PAC	21,965	21,965	211,965	39,495	39,495	229,495	60,437	60,437	250,437
45	20	1680	PAC	23,050	23,050	213,050	42,834	42,834	232,834	67,289	67,289	257,289

		33,600
46	21	1680	PAC	24,094	24,094	214,094	46,310	46,310	236,310	74,731	74,731	264,731
47	22	1680	PAC	25,098	25,098	215,098	49,933	49,933	239,933	82,818	82,818	272,818
48	23	1680	PAC	26,054	26,054	216,054	53,699	53,699	243,699	91,599	91,599	281,599
49	24	1680	PAC	26,961	26,961	216,961	57,617	57,617	247,617	101,138	101,138	291,138
50	25	1680	PAC	27,815	27,815	217,815	61,687	61,687	251,687	111,497	111,497	301,497

51	26	1680	PAC	28,610	28,610	218,610	65,912	65,912	255,912	122,744	122,744	312,744
52	27	1680	PAC	29,345	29,345	219,345	70,299	70,299	260,299	134,960	134,960	324,960
53	28	1680	PAC	30,015	30,015	220,015	74,848	74,848	264,848	148,226	148,226	338,226
54	29	1680	PAC	30,617	30,617	220,617	79,566	79,566	269,566	162,634	162,634	352,634
55	30	1680	PAC	31,149	31,149	221,149	84,457	84,457	274,457	178,284	178,284	368,284

		50,400
56	31	1680	PAC	31,601	31,601	221,601	89,520	89,520	279,520	195,280	195,280	385,280
57	32	1680	PAC	31,968	31,968	221,968	94,759	94,759	284,759	213,736	213,736	403,736
58	33	1680	PAC	32,246	32,246	222,246	100,175	100,175	290,175	233,782	233,782	423,782
59	34	1680	PAC	32,432	32,432	222,432	105,776	105,776	295,776	255,559	255,559	445,559
60	35	1680	PAC	32,526	32,526	222,526	111,570	111,570	301,570	279,222	279,222	469,222

61	36	1680	PAC	32,524	32,524	222,524	117,560	117,560	307,560	304,938	304,938	494,938
62	37	1680	PAC	32,418	32,418	222,418	123,748	123,748	313,748	332,883	332,883	522,883
63	38	1680	PAC	32,201	32,201	222,201	130,136	130,136	320,136	363,254	363,254	553,254
64	39	1680	PAC	31,868	31,868	221,868	136,729	136,729	326,729	396,265	396,265	586,265
65	40	1680	PAC	31,410	31,410	221,410	143,525	143,525	333,525	432,145	432,145	622,145

		67,200

47

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$190,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
66	41	1680	PAC	30,813	30,813	220,813	150,521	150,521	340,521	471,139	471,139	661,139
67	42	1680	PAC	30,066	30,066	220,066	157,712	157,712	347,712	513,517	513,517	703,517
68	43	1680	PAC	29,178	29,178	219,178	165,118	165,118	355,118	559,597	559,597	749,597
69	44	1680	PAC	28,108	28,108	218,108	172,706	172,706	362,706	609,670	609,670	799,670
70	45	1680	PAC	26,902	26,902	216,902	180,529	180,529	370,529	664,145	664,145	854,145

71	46	1680	PAC	25,412	25,412	215,412	188,447	188,447	378,447	723,267	723,267	913,267
72	47	1680	PAC	23,668	23,668	213,668	196,494	196,494	386,494	787,487	787,487	977,487
73	48	1680	PAC	21,648	21,648	211,648	204,650	204,650	394,650	857,245	857,245	1,047,245
74	49	1680	PAC	19,328	19,328	209,328	212,893	212,893	402,893	933,014	933,014	1,123,014
75	50	1680	PAC	16,675	16,675	206,675	221,191	221,191	411,191	1,015,307	1,015,307	1,205,307

		84,000
76	51	1680	PAC	13,659	13,659	203,659	229,513	229,513	419,513	1,104,679	1,104,679	1,294,679
77	52	1680	PAC	10,245	10,245	200,245	237,820	237,820	427,820	1,201,737	1,201,737	1,391,737
78	53	1680	PAC	6,390	6,390	196,390	246,064	246,064	436,064	1,307,130	1,307,130	1,497,130
79	54	1680	PAC	1,918	1,918	191,918	254,055	254,055	444,055	1,421,427	1,421,427	1,611,427
80	55	1680	PAC	0	0	186,976	261,937	261,937	451,937	1,545,597	1,545,597	1,735,597

81	56	1680	PAC	0	0	181,324	269,490	269,490	459,490	1,680,320	1,680,320	1,870,320
82	57	1680	PAC	0	0	174,799	276,529	276,529	466,529	1,826,386	1,826,386	2,016,386
83	58	1680	PAC	0	0	167,347	282,976	282,976	472,976	1,984,773	1,984,773	2,174,773
84	59	1680	PAC	0	0	158,924	288,753	288,753	478,753	2,156,555	2,156,555	2,346,555
85	60	1680	PAC	0	0	149,416	293,712	293,712	483,712	2,342,832	2,342,832	2,532,832

		100,800
86	61	1680	PAC	0	0	138,811	297,795	297,795	487,795	2,544,908	2,544,908	2,734,908
87	62	1680	PAC	0	0	126,589	300,426	300,426	490,426	2,763,678	2,763,678	2,953,678
88	63	1680	PAC	0	0	112,726	301,504	301,504	491,504	3,000,636	3,000,636	3,190,636
89	64	1680	PAC	0	0	97,133	300,860	300,860	490,860	3,257,342	3,257,342	3,447,342
90	65	1680	PAC	0	0	80,036	298,639	298,639	488,639	3,535,832	3,535,832	3,725,832
91	66	1680	PAC	0	0	61,920	295,257	295,257	485,257	3,838,590	3,838,590	4,029,214

92	67	1680	PAC	0	0	42,868	290,740	290,740	480,740	4,167,923	4,167,923	4,357,923
93	68	1680	PAC	0	0	21,062	283,164	283,164	473,164	4,524,337	4,524,337	4,714,337
94	69	1680	PAC	0	0	0	272,404	272,404	462,404	4,910,329	4,910,329	5,100,329
95	70	1680	PAC	0	0	0	258,312	258,312	448,312	5,328,608	5,328,608	5,518,608

		117,600
96	71	1680	PAC	0	0	0	240,194	240,194	430,194	5,781,572	5,781,572	5,971,572
97	72	1680	PAC	0	0	0	217,547	217,547	407,547	6,272,077	6,272,077	6,462,077
98	73	1680	PAC	0	0	0	191,873	191,873	381,873	6,805,308	6,805,308	6,995,308
99	74	1680	PAC	0	0	0	162,185	162,185	352,185	7,384,303	7,384,303	7,574,303
100	75	1680	PAC	0	0	0	128,285	128,285	318,285	8,013,231	8,013,231	8,203,231

		126,000

48

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$190,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
26	1	1680	PAC	1,297	0	191,297	1,339	0	191,339	1,367	0	191,367
27	2	1680	PAC	2,566	0	192,566	2,729	0	192,729	2,840	0	192,840
28	3	1680	PAC	3,812	616	193,812	4,176	981	194,176	4,432	1,236	194,432
29	4	1680	PAC	5,031	1,856	195,031	5,681	2,506	195,681	6,151	2,976	196,151
30	5	1680	PAC	6,226	3,072	196,226	7,245	4,091	197,245	8,007	4,853	198,007

31	6	1680	PAC	7,396	4,263	197,396	8,871	5,738	198,871	10,012	6,879	200,012
32	7	1680	PAC	8,540	5,428	198,540	10,561	7,449	200,561	12,176	9,064	202,176
33	8	1680	PAC	9,658	6,567	199,658	12,317	9,226	202,317	14,513	11,421	204,513
34	9	1680	PAC	10,749	7,682	200,749	14,140	11,073	204,140	17,034	13,968	207,034
35	10	1680	PAC	11,811	8,767	201,811	16,030	12,987	206,030	19,754	16,711	209,754

		16,800
36	11	1680	PAC	12,843	10,327	202,843	17,990	15,474	207,990	22,687	20,172	212,687
37	12	1680	PAC	13,846	11,851	203,846	20,022	18,027	210,022	25,851	23,856	215,851
38	13	1680	PAC	14,821	13,337	204,821	22,130	20,647	212,130	29,267	27,783	219,267
39	14	1680	PAC	15,771	14,793	205,771	24,321	23,343	214,321	32,957	31,978	222,957
40	15	1680	PAC	16,695	16,210	206,695	26,596	26,112	216,596	36,943	36,459	226,943

41	16	1680	PAC	17,591	17,591	207,591	28,957	28,957	218,957	41,248	41,248	231,248
42	17	1680	PAC	18,457	18,457	208,457	31,405	31,405	221,405	45,896	45,896	235,896
43	18	1680	PAC	19,293	19,293	209,293	33,943	33,943	223,943	50,913	50,913	240,913
44	19	1680	PAC	20,095	20,095	210,095	36,570	36,570	226,570	56,327	56,327	246,327
45	20	1680	PAC	20,859	20,859	210,859	39,286	39,286	229,286	62,167	62,167	252,167

		33,600
46	21	1680	PAC	21,583	21,583	211,583	42,092	42,092	232,092	68,464	68,464	258,464
47	22	1680	PAC	22,262	22,262	212,262	44,985	44,985	234,985	75,250	75,250	265,250
48	23	1680	PAC	22,890	22,890	212,890	47,964	47,964	237,964	82,560	82,560	272,560
49	24	1680	PAC	23,464	23,464	213,464	51,028	51,028	241,028	90,434	90,434	280,434
50	25	1680	PAC	23,981	23,981	213,981	54,174	54,174	244,174	98,913	98,913	288,913

51	26	1680	PAC	24,434	24,434	214,434	57,402	57,402	247,402	108,041	108,041	298,041
52	27	1680	PAC	24,818	24,818	214,818	60,707	60,707	250,707	117,865	117,865	307,865
53	28	1680	PAC	25,126	25,126	215,126	64,083	64,083	254,083	128,434	128,434	318,434
54	29	1680	PAC	25,355	25,355	215,355	67,531	67,531	257,531	139,807	139,807	329,807
55	30	1680	PAC	25,502	25,502	215,502	71,049	71,049	261,049	152,047	152,047	342,047

		50,400
56	31	1680	PAC	25,559	25,559	215,559	74,629	74,629	264,629	165,214	165,214	355,214
57	32	1680	PAC	25,518	25,518	215,518	78,266	78,266	268,266	179,376	179,376	369,376
58	33	1680	PAC	25,375	25,375	215,375	81,955	81,955	271,955	194,612	194,612	384,612
59	34	1680	PAC	25,129	25,129	215,129	85,696	85,696	275,696	211,007	211,007	401,007
60	35	1680	PAC	24,778	24,778	214,778	89,489	89,489	279,489	228,655	228,655	418,655

61	36	1680	PAC	24,318	24,318	214,318	93,330	93,330	283,330	247,654	247,654	437,654
62	37	1680	PAC	23,741	23,741	213,741	97,209	97,209	287,209	268,106	268,106	458,106
63	38	1680	PAC	23,040	23,040	213,040	101,121	101,121	291,121	290,122	290,122	480,122
64	39	1680	PAC	22,209	22,209	212,209	105,057	105,057	295,057	313,827	313,827	503,827
65	40	1680	PAC	21,237	21,237	211,237	109,006	109,006	299,006	339,346	339,346	529,346

		67,200

49

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$190,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
66	41	1680	PAC	20,109	20,109	210,109	112,951	112,951	302,951	366,812	366,812	661,139
67	42	1680	PAC	18,812	18,812	208,812	116,875	116,875	306,875	396,371	396,371	586,371
68	43	1680	PAC	17,327	17,327	207,327	120,755	120,755	310,755	428,176	428,176	618,176
69	44	1680	PAC	15,634	15,634	205,634	124,565	124,565	314,565	462,389	462,389	652,389
70	45	1680	PAC	13,716	13,716	203,716	128,281	128,281	318,281	499,189	499,189	689,189

71	46	1680	PAC	11,542	11,542	201,542	131,864	131,864	321,864	538,756	538,756	728,756
72	47	1680	PAC	9,076	9,076	199,076	135,266	135,266	325,266	581,279	581,279	771,279
73	48	1680	PAC	6,291	6,291	196,291	138,447	138,447	328,447	626,970	626,970	816,970
74	49	1680	PAC	3,159	3,159	193,159	141,362	141,362	331,362	676,059	676,059	866,059
75	50	1680	PAC	0	0	189,640	143,956	143,956	333,956	728,783	728,783	918,783

		84,000
76	51	1680	PAC	0	0	185,659	146,168	146,168	336,168	785,398	785,398	975,398
77	52	1680	PAC	0	0	181,146	147,932	147,932	337,932	846,179	846,179	1,036,179
78	53	1680	PAC	0	0	176,043	149,169	149,169	339,169	911,412	911,412	1,101,412
79	54	1680	PAC	0	0	170,294	149,798	149,798	339,798	981,410	981,410	1,171,410
80	55	1680	PAC	0	0	163,833	149,727	149,727	339,727	1,056,502	1,056,502	1,246,502

81	56	1680	PAC	0	0	156,483	148,743	148,743	338,743	1,136,928	1,136,928	1,326,928
82	57	1680	PAC	0	0	148,036	146,593	146,593	336,593	1,222,914	1,222,914	1,412,914
83	58	1680	PAC	0	0	138,419	143,152	143,152	333,152	1,314,848	1,314,848	1,504,848
84	59	1680	PAC	0	0	127,566	138,295	138,295	328,295	1,413,158	1,413,158	1,603,158
85	60	1680	PAC	0	0	115,324	131,804	131,804	321,804	1,518,215	1,518,215	1,708,215

		100,800
86	61	1680	PAC	0	0	101,664	123,579	123,579	313,579	1,630,551	1,630,551	1,820,551
87	62	1680	PAC	0	0	86,313	113,264	113,264	303,264	1,750,489	1,750,489	1,940,489
88	63	1680	PAC	0	0	68,851	100,338	100,338	290,338	1,878,224	1,878,224	2,068,224
89	64	1680	PAC	0	0	49,135	84,541	84,541	274,541	2,014,257	2,014,257	2,204,257
90	65	1680	PAC	0	0	27,148	65,728	65,728	255,728	2,159,260	2,159,260	2,349,260

91	66	1680	PAC	0	0	3,468	44,363	44,363	234,363	2,314,588	2,314,588	2,504,588
92	67	1680	PAC	0	0	0	20,393	20,393	210,393	2,481,163	2,481,163	2,671,163
93	68	1680	PAC	0	0	0	0	0	182,627	2,658,766	2,658,766	2,848,766
94	69	1680	PAC	0	0	0	0	0	150,792	2,847,229	2,847,229	3,037,229
95	70	1680	PAC	0	0	0	0	0	114,132	3,046,367	3,046,367	3,236,367

		117,600
96	71	1680	PAC	0	0	0	0	0	72,067	3,256,467	3,256,467	3,446,467
97	72	1680	PAC	0	0	0	0	0	24,515	3,478,354	3,478,354	3,668,354
98	73	1680	PAC	0	0	0	0	0	0	3,714,929	3,714,929	3,904,929
99	74	1680	PAC	0	0	0	0	0	0	3,969,127	3,969,127	4,159,127
100	75	1680	PAC	0	0	0	0	0	0	4,240,078	4,240,078	4,430,078

		126,000

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$13,408.34

Guideline Level Annual Premium:	$3,234.56

TAMRA Initial 7 Pay Premium:	$3,692.57

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	92	98	100
	Contract Year	67	73	75
Current Charges	Attained Age	94	100	100
	Contract Year	69	75	75

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2016.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 25, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77573. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $205,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $165.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-25, Rate Class-Non-Nicotine User,

$165 Monthly Pre-Authorized Check Mode (“P”),

$205,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
26	1	1980	PAC	1,500	0	206,500	1,549	0	206,549	1,580	0	206,580
27	2	1980	PAC	2,971	0	207,971	3,159	0	208,159	3,287	0	208,287
28	3	1980	PAC	4,416	732	209,416	4,838	1,154	209,838	5,134	1,450	210,134
29	4	1980	PAC	5,840	2,181	210,840	6,592	2,933	211,592	7,137	3,478	212,137
30	5	1980	PAC	7,243	3,611	212,243	8,425	4,792	213,425	9,309	5,676	214,309

31	6	1980	PAC	8,625	5,019	213,625	10,339	6,733	215,339	11,663	8,057	216,663
32	7	1980	PAC	9,987	6,409	214,987	12,337	8,760	217,337	14,214	10,637	219,214
33	8	1980	PAC	11,325	7,776	216,325	14,422	10,873	219,422	16,977	13,429	221,977
34	9	1980	PAC	12,638	9,120	217,638	16,593	13,076	221,593	19,967	16,449	224,967
35	10	1980	PAC	13,928	10,441	218,928	18,857	15,370	223,857	23,203	19,716	228,203

		19,800
36	11	1980	PAC	15,230	12,352	220,230	21,254	18,376	226,254	26,743	23,865	231,743
37	12	1980	PAC	16,505	14,226	221,505	23,749	21,469	228,749	30,572	28,293	235,572
38	13	1980	PAC	17,751	16,058	222,751	26,343	24,650	231,343	34,711	33,018	239,711
39	14	1980	PAC	18,963	17,845	223,963	29,036	27,919	234,036	39,180	38,063	244,180
40	15	1980	PAC	20,142	19,590	225,142	31,833	31,282	236,833	44,008	43,457	249,008

41	16	1980	PAC	21,555	21,555	226,555	35,102	35,102	240,102	49,693	49,693	254,693
42	17	1980	PAC	22,930	22,930	227,930	38,513	38,513	243,513	55,869	55,869	260,869
43	18	1980	PAC	24,264	24,264	229,264	42,067	42,067	247,067	62,576	62,576	267,576
44	19	1980	PAC	25,550	25,550	230,550	45,766	45,766	250,766	69,855	69,855	274,855
45	20	1980	PAC	26,783	26,783	231,783	49,611	49,611	254,611	77,754	77,754	282,754

		39,600
46	21	1980	PAC	27,961	27,961	232,961	53,606	53,606	258,606	86,325	86,325	291,325
47	22	1980	PAC	29,097	29,097	234,097	57,773	57,773	262,773	95,643	95,643	300,643
48	23	1980	PAC	30,206	30,206	235,206	62,134	62,134	267,134	105,790	105,790	310,790
49	24	1980	PAC	31,287	31,287	236,287	66,700	66,700	271,700	116,844	116,844	321,844
50	25	1980	PAC	32,338	32,338	237,338	71,477	71,477	276,477	128,880	128,880	333,880

51	26	1980	PAC	33,342	33,342	238,342	76,460	76,460	281,460	141,973	141,973	346,973
52	27	1980	PAC	34,290	34,290	239,290	81,648	81,648	286,648	156,208	156,208	361,208
53	28	1980	PAC	35,164	35,164	240,164	87,033	87,033	292,033	171,669	171,669	376,669
54	29	1980	PAC	35,963	35,963	240,963	92,623	92,623	297,623	188,466	188,466	393,466
55	30	1980	PAC	36,670	36,670	241,670	98,411	98,411	303,411	206,703	206,703	411,703

		59,400
56	31	1980	PAC	37,263	37,263	242,263	104,383	104,383	309,383	226,486	226,486	431,486
57	32	1980	PAC	37,752	37,752	242,752	110,557	110,557	315,557	247,964	247,964	452,964
58	33	1980	PAC	38,139	38,139	243,139	116,946	116,946	321,946	271,295	271,295	476,295
59	34	1980	PAC	38,426	38,426	243,426	123,562	123,562	328,562	296,647	296,647	501,647
60	35	1980	PAC	38,459	38,459	243,459	130,254	130,254	335,254	324,041	324,041	529,041

61	36	1980	PAC	38,320	38,320	243,320	137,110	137,110	342,110	353,747	353,747	558,747
62	37	1980	PAC	37,994	37,994	242,994	144,123	144,123	349,123	385,958	385,958	590,958
63	38	1980	PAC	37,428	37,428	242,428	151,242	151,242	356,242	420,844	420,844	625,844
64	39	1980	PAC	36,626	36,626	241,626	158,475	158,475	363,475	458,651	458,651	663,651
65	40	1980	PAC	35,580	35,580	240,580	165,817	165,817	370,817	499,633	499,633	704,633

		79,200

54

Sex-Male, Age-25, Rate Class-Non-Nicotine User,

$165 Monthly Pre-Authorized Check Mode (“P”),

$205,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
66	41	1980	PAC	34,280	34,280	239,280	173,263	173,263	378,263	544,067	544,067	749,067
67	42	1980	PAC	32,727	32,727	237,727	180,814	180,814	385,814	592,266	592,266	797,266
68	43	1980	PAC	30,910	30,910	235,910	188,464	188,464	393,464	644,558	644,558	849,558
69	44	1980	PAC	28,816	28,816	233,816	196,201	196,201	401,201	701,299	701,299	906,299
70	45	1980	PAC	26,413	26,413	231,413	203,993	203,993	408,993	762,858	762,858	967,858

71	46	1980	PAC	23,647	23,647	228,647	211,787	211,787	416,787	829,614	829,614	1,034,614
72	47	1980	PAC	20,439	20,439	225,439	219,496	219,496	424,496	901,953	901,953	1,106,953
73	48	1980	PAC	16,716	16,716	221,716	227,036	227,036	432,036	980,301	980,301	1,185,301
74	49	1980	PAC	12,452	12,452	217,452	234,368	234,368	439,368	1,065,174	1,065,174	1,270,174
75	50	1980	PAC	7,610	7,610	212,610	241,438	241,438	446,438	1,157,120	1,157,120	1,362,120

		99,000
76	51	1980	PAC	2,140	2,140	207,140	248,174	248,174	453,174	1,256,726	1,256,726	1,461,726
77	52	1980	PAC	0	0	200,757	254,275	254,275	459,275	1,364,397	1,364,397	1,569,397
78	53	1980	PAC	0	0	193,471	259,758	259,758	464,758	1,480,917	1,480,917	1,685,917
79	54	1980	PAC	0	0	185,132	264,438	264,438	469,438	1,606,936	1,606,936	1,811,936
80	55	1980	PAC	0	0	176,009	268,551	268,551	473,551	1,743,600	1,743,600	1,948,600

81	56	1980	PAC	0	0	165,617	271,570	271,570	476,570	1,891,370	1,891,370	2,096,370
82	57	1980	PAC	0	0	153,844	273,325	273,325	478,325	2,051,140	2,051,140	2,256,140
83	58	1980	PAC	0	0	140,611	273,668	273,668	478,668	2,223,916	2,223,916	2,428,916
84	59	1980	PAC	0	0	125,781	272,388	272,388	477,388	2,410,742	2,410,742	2,615,742
85	60	1980	PAC	0	0	109,176	269,221	269,221	474,221	2,612,707	2,612,707	2,817,707

		118,800
86	61	1980	PAC	0	0	90,598	263,863	263,863	468,863	2,830,982	2,830,982	3,035,982
87	62	1980	PAC	0	0	69,848	256,002	256,002	461,002	3,066,842	3,066,842	3,271,842
88	63	1980	PAC	0	0	46,753	245,329	245,329	450,329	3,321,706	3,321,706	3,526,706
89	64	1980	PAC	0	0	21,163	231,549	231,549	436,549	3,597,146	3,597,146	3,802,146
90	65	1980	PAC	0	0	0	215,864	215,864	420,864	3,896,425	3,896,425	4,101,425

91	66	1980	PAC	0	0	0	196,830	196,830	401,830	4,220,206	4,220,206	4,429,823
92	67	1980	PAC	0	0	0	174,752	174,752	379,752	4,571,464	4,571,464	4,776,464
93	68	1980	PAC	0	0	0	148,951	148,951	353,951	4,952,038	4,952,038	5,157,038
94	69	1980	PAC	0	0	0	119,099	119,099	324,099	5,364,451	5,364,451	5,569,451
95	70	1980	PAC	0	0	0	84,840	84,840	289,840	5,811,450	5,811,450	6,016,450

		138,600
96	71	1980	PAC	0	0	0	45,979	45,979	250,979	6,296,212	6,296,212	6,501,212
97	72	1980	PAC	0	0	0	2,348	2,348	207,348	6,822,242	6,822,242	7,027,242
98	73	1980	PAC	0	0	0	0	0	159,709	7,393,110	7,393,110	7,598,110
99	74	1980	PAC	0	0	0	0	0	109,659	8,013,399	8,013,399	8,218,399
100	75	1980	PAC	0	0	0	0	0	54,932	8,685,229	8,685,229	8,890,229

		148,500

55

Sex-Male, Age-25, Rate Class-Non-Nicotine User,

$165 Monthly Pre-Authorized Check Mode (“P”),

$205,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
26	1	1980	PAC	1,425	0	206,425	1,471	0	206,471	1,501	0	206,501
27	2	1980	PAC	2,818	0	207,818	2,997	0	207,997	3,119	0	208,119
28	3	1980	PAC	4,186	502	209,186	4,586	902	209,586	4,867	1,183	209,867
29	4	1980	PAC	5,536	1,876	210,536	6,249	2,590	211,249	6,765	3,106	211,765
30	5	1980	PAC	6,866	3,233	211,866	7,986	4,354	212,986	8,824	5,192	213,824

31	6	1980	PAC	8,177	4,571	213,177	9,801	6,195	214,801	11,057	7,451	216,057
32	7	1980	PAC	9,469	5,892	214,469	11,698	8,121	216,698	13,478	9,901	218,478
33	8	1980	PAC	10,739	7,191	215,739	13,675	10,127	218,675	16,098	12,550	221,098
34	9	1980	PAC	11,983	8,465	216,983	15,733	12,215	220,733	18,931	15,413	223,931
35	10	1980	PAC	13,202	9,715	218,202	17,876	14,389	222,876	21,996	18,509	226,996

		19,800
36	11	1980	PAC	14,392	11,514	219,392	20,102	17,224	225,102	25,306	22,427	230,306
37	12	1980	PAC	15,553	13,274	220,553	22,415	20,135	227,415	28,881	26,601	233,881
38	13	1980	PAC	16,682	14,988	221,682	24,814	23,121	229,814	32,739	31,045	237,739
39	14	1980	PAC	17,773	16,656	222,773	27,299	26,182	232,299	36,899	35,782	241,899
40	15	1980	PAC	18,832	18,280	223,832	29,876	29,324	234,876	41,389	40,838	246,389

41	16	1980	PAC	19,851	19,851	224,851	32,542	32,542	237,542	46,230	46,230	251,230
42	17	1980	PAC	20,827	20,827	225,827	35,297	35,297	240,297	51,447	51,447	256,447
43	18	1980	PAC	21,755	21,755	226,755	38,139	38,139	243,139	57,065	57,065	262,065
44	19	1980	PAC	22,630	22,630	227,630	41,065	41,065	246,065	63,110	63,110	268,110
45	20	1980	PAC	23,448	23,448	228,448	44,075	44,075	249,075	69,614	69,614	274,614

		39,600
46	21	1980	PAC	24,207	24,207	229,207	47,168	47,168	252,168	76,612	76,612	281,612
47	22	1980	PAC	24,906	24,906	229,906	50,347	50,347	255,347	84,143	84,143	289,143
48	23	1980	PAC	25,555	25,555	230,555	53,626	53,626	258,626	92,262	92,262	297,262
49	24	1980	PAC	26,164	26,164	231,164	57,016	57,016	262,016	101,026	101,026	306,026
50	25	1980	PAC	26,724	26,724	231,724	60,513	60,513	265,513	110,479	110,479	315,479

51	26	1980	PAC	27,224	27,224	232,224	64,112	64,112	269,112	120,668	120,668	325,668
52	27	1980	PAC	27,651	27,651	232,651	67,799	67,799	272,799	131,637	131,637	336,637
53	28	1980	PAC	27,992	27,992	232,992	71,566	71,566	276,566	143,436	143,436	348,436
54	29	1980	PAC	28,235	28,235	233,235	75,402	75,402	280,402	156,123	156,123	361,123
55	30	1980	PAC	28,358	28,358	233,358	79,286	79,286	284,286	169,746	169,746	374,746

		59,400
56	31	1980	PAC	28,348	28,348	233,348	83,204	83,204	288,204	184,366	184,366	389,366
57	32	1980	PAC	28,203	28,203	233,203	87,153	87,153	292,153	200,063	200,063	405,063
58	33	1980	PAC	27,930	27,930	232,930	91,140	91,140	296,140	216,932	216,932	421,932
59	34	1980	PAC	27,529	27,529	232,529	95,166	95,166	300,166	235,068	235,068	440,068
60	35	1980	PAC	26,982	26,982	231,982	99,209	99,209	304,209	254,556	254,556	459,556

61	36	1980	PAC	26,256	26,256	231,256	103,235	103,235	308,235	275,471	275,471	480,471
62	37	1980	PAC	25,314	25,314	230,314	107,202	107,202	312,202	297,891	297,891	502,891
63	38	1980	PAC	24,121	24,121	229,121	111,068	111,068	316,068	321,900	321,900	526,900
64	39	1980	PAC	22,657	22,657	227,657	114,803	114,803	319,803	347,605	347,605	552,605
65	40	1980	PAC	20,913	20,913	225,913	118,388	118,388	323,388	375,135	375,135	580,135

		79,200

56

Sex-Male, Age-25, Rate Class-Non-Nicotine User,

$165 Monthly Pre-Authorized Check Mode (“P”),

$205,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
66	41	1980	PAC	18,880	18,880	223,880	121,803	121,803	326,803	404,626	404,626	609,626
67	42	1980	PAC	16,559	16,559	221,559	125,036	125,036	330,036	436,239	436,239	641,239
68	43	1980	PAC	13,939	13,939	218,939	128,063	128,063	333,063	470,135	470,135	675,135
69	44	1980	PAC	11,005	11,005	216,005	130,856	130,856	335,856	506,482	506,482	711,482
70	45	1980	PAC	7,718	7,718	212,718	133,357	133,357	338,357	545,439	545,439	750,439

71	46	1980	PAC	4,016	4,016	209,016	135,486	135,486	340,486	587,153	587,153	792,153
72	47	1980	PAC	0	0	204,803	137,119	137,119	342,119	631,745	631,745	836,745
73	48	1980	PAC	0	0	199,945	138,135	138,135	343,135	679,352	679,352	884,352
74	49	1980	PAC	0	0	194,375	138,466	138,466	343,466	730,186	730,186	935,186
75	50	1980	PAC	0	0	188,037	138,026	138,026	343,026	784,456	784,456	989,456

		99,000

76	51	1980	PAC	0	0	180,859	136,706	136,706	341,706	842,374	842,374	1,047,374
77	52	1980	PAC	0	0	172,729	134,355	134,355	339,355	904,129	904,129	1,109,129
78	53	1980	PAC	0	0	163,486	130,763	130,763	335,763	969,870	969,870	1,174,870
79	54	1980	PAC	0	0	152,943	125,682	125,682	330,682	1,039,735	1,039,735	1,244,735
80	55	1980	PAC	0	0	140,932	118,877	118,877	323,877	1,113,893	1,113,893	1,318,893

81	56	1980	PAC	0	0	127,270	110,086	110,086	315,086	1,192,511	1,192,511	1,397,511
82	57	1980	PAC	0	0	111,797	99,057	99,057	304,057	1,275,793	1,275,793	1,480,793
83	58	1980	PAC	0	0	94,388	85,564	85,564	290,564	1,363,997	1,363,997	1,568,997
84	59	1980	PAC	0	0	74,841	69,294	69,294	274,294	1,457,324	1,457,324	1,662,324
85	60	1980	PAC	0	0	52,888	49,852	49,852	254,852	1,555,920	1,555,920	1,760,920

		118,800

86	61	1980	PAC	0	0	28,225	26,786	26,786	231,786	1,659,906	1,659,906	1,864,906
87	62	1980	PAC	0	0	533	0	0	204,615	1,769,401	1,769,401	1,974,401
88	63	1980	PAC	0	0	0	0	0	173,597	1,884,552	1,884,552	2,089,552
89	64	1980	PAC	0	0	0	0	0	138,978	2,005,544	2,005,544	2,210,544
90	65	1980	PAC	0	0	0	0	0	100,507	2,132,602	2,132,602	2,337,602

91	66	1980	PAC	0	0	0	0	0	58,121	2,266,165	2,266,165	2,471,165
92	67	1980	PAC	0	0	0	0	0	11,802	2,406,758	2,406,758	2,611,758
93	68	1980	PAC	0	0	0	0	0	0	2,554,679	2,554,679	2,759,679
94	69	1980	PAC	0	0	0	0	0	0	2,710,193	2,710,193	2,915,193
95	70	1980	PAC	0	0	0	0	0	0	2,873,557	2,873,557	3,078,557

		138,600

96	71	1980	PAC	0	0	0	0	0	0	3,045,345	3,045,345	3,250,345
97	72	1980	PAC	0	0	0	0	0	0	3,226,250	3,226,250	3,431,250
98	73	1980	PAC	0	0	0	0	0	0	3,416,540	3,416,540	3,621,540
99	74	1980	PAC	0	0	0	0	0	0	3,616,439	3,616,439	3,821,439
100	75	1980	PAC	0	0	0	0	0	0	3,826,112	3,826,112	4,031,112

		148,500

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$17,258.28

Guideline Level Annual Premium:	$4,582.91

TAMRA Initial 7 Pay Premium:	$4,605.11

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	88	93	100
	Contract Year	63	68	75
Current Charges	Attained Age	90	100	100
	Contract Year	65	75	75

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574 or (800) 306-2959. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

59

Form 9130	Rev. 05-17

PROSPECTUS FOR

WEALTHQUEST® III VARIABLE UNIVERSAL LIFE

INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

CONTRACT FORM NUMBER WQVUL

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

MAY 1, 2017

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130

5-17

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	Federated Insurance Series
Service Class 2	Managed Volatility Fund II Portfolio
VIP Government Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Mid Cap Portfolio	Federated Fund for U.S. Government Securities II
VIP Index 500 Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Growth & Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Value Portfolio[2]	Alger Large Cap Growth Portfolio
VIP Value Strategies Portfolio	Alger Mid Cap Growth Portfolio
VIP Growth Opportunities Portfolio	Alger Capital Appreciation Portfolio
Alger Balanced Portfolio
T. Rowe Price	Alger Growth & Income Portfolio
Equity Income Portfolio
Mid-Cap Growth Portfolio[1]	AIM Variable Insurance Funds (Invesco
International Stock Portfolio	Variable Insurance Funds) – Series I Shares
Limited-Term Bond Portfolio	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Small Cap Equity Fund Invesco V.I. Global Health Care Fund
MFS® Variable Insurance Trust (“VIT”) Initial Class Shares	Invesco V.I. Managed Volatility Fund Invesco V.I. Diversified Dividend Fund
MFS Growth Series (VIT)	Invesco V.I. Global Real Estate Fund
MFS Research Series (VIT)	Invesco V.I. Technology Fund
MFS Investors Trust Series (VIT)
MFS® Variable Insurance Trust II (“VIT II”) Initial Class Shares
MFS Core Equity Portfolio (VIT II)

1Not available for investment in Contracts issued on or after May 1, 2004

2Not available for investment for Contracts issued on or after July 1, 2007.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. If mail is addressed differently, there may be delays in the processing of requested transactions.

2

3

RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers two options for the death benefit qualification test: the cash value accumulation test and the guideline premium test. You can choose the death benefit qualification test which best meets your objectives, but you cannot change that choice later. The test you choose will usually depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received with in thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may

4

allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

5

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1,000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1⁄2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

6

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge
Imposed on Premiums
(Load)	As each payment is made	6% of each payment

Premium Taxes	Not applicable	None currently, but unlimited maximum

Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.85 per $1,000 surrendered or decrease in Specified Amount

Other Surrender Fees	Upon partial surrender	$25 per partial surrender

Transfer Fees[1]	Upon transfer	$10 per transfer

[1]	The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

7

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

    PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[1]
(“COI”)	Monthly	See footnote

Minimum	Monthly	$0.06 per $1,000 of Net Amount At Risk

Maximum	Monthly	$83.34 per $1,000 of Net Amount At Risk

Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.12 per $1,000 of Net Amount At Risk

Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.01 per month per
$1,000 of Specified Amount

Maximum $0.42 per month per
$1,000 of Specified Amount

Mortality and Expense Risk Fees	Daily	0.70% Annually of Accumulation
(Daily Asset Charge)		Value in Separate Account
(.002 daily)

Administrative Fees	Not applicable	None

Loan Interest	Policy Anniversary	3% for Preferred Loans
4% for all others

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

8

RIDERS COST OF INSURANCE RATES FOR THE CONTRACT

Rider	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected

Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount
Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1]
Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount

Waiver of Stipulated	Monthly	Minimum COI .79% of premium
Premium Rider		Maximum COI 14.05% of premium
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	1.49% of premium

Term Rider	Monthly	Minimum COI $0.02 per $1,000 of rider Death Benefit
Maximum COI $83.34 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	$0.12 per $1,000 of rider Death Benefit

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum

Total Expenses[1]	0.35%	1.57%
(before fee waivers or reimbursements)

[1]	Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2016. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.54%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

●	the first premium, as shown on the Data Page, has been paid; and

●	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured - the person upon whose life the Contract is issued.

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Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio –A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

●	a certified copy of the death certificate;

●	a claimant statement;

●	the Contract; and

●	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each Valuation Date) and ends at the close of regular trading of the New York Stock Exchange on the next Valuation Date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

●	life insurance protection;

●	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

●	flexibility in the amount and frequency of premium payments;

●	flexibility in the level of life insurance protection, subject to certain limitations; and

●	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

●	the Death Benefit; plus

●	additional life insurance proceeds provided by riders; minus

●	Contract Debt; minus

●	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

●	the Beneficiary or Beneficiaries; or

●	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law.

The Contract offers two (2) choices for the death benefit tax qualification test:

1.	the cash value accumulation test; and

2.	the guideline premium test.

If you have Contract Form Number WQVUL, you can choose the death benefit tax qualification test which best meets your objectives, but you can not change that choice later. The test you choose usually depends on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract. The guideline premium test produces higher Accumulation Values because it keeps costs of insurance down through smaller increases in the Death Benefit.

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For each tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value, unless you selected the Lifetime Guaranteed Coverage Benefit. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Until Attained Age 100, the Death Benefit under either death benefit tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table applied will depend upon the death benefit tax qualification test elected. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

The corridor percentages for the cash value accumulation test are based upon Attained Age, sex, risk classification, and Specified Amount. Since these percentages are much more complicated, they cannot be expressed in a single table.

Option A. Under Option A with either death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an

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Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

OPTION A EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male non-smoker, age 35, and the Contract does not include any riders. The applicable corridor percentage is 494%. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 494% of Accumulation Value. Anytime the Accumulation Value exceeds $20,243 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,243 would increase the Death Benefit by $4.94. If the Accumulation Value exceeds $20,243 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $247,000 ($50,000 x 494%); an Accumulation Value of $60,000 will provide a Death Benefit of $296,400 ($60,000 x 494%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $345,800 ($70,000 x 494%).

Similarly, so long as Accumulation Value exceeds $20,243, each dollar decrease in Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $25,000 to $20,243 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $123,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

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OPTION B EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male, non-smoker and is age 35. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 Specified Amount + $5,000 Accumulation Value); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 Specified Amount + $10,000 Accumulation Value). The Death Benefit, however, must be at least 494% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $25,381, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $25,381 will increase the Death Benefit by $4.94. If the Accumulation Value exceeds $25,381 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. For a Contract with an Accumulation Value of $10,000, the Death Benefit will be $110,000 (Specified Amount $100,000 plus $10,000 Accumulation Value); for an Accumulation Value of $20,000, the Death Benefit will be $120,000 ($100,000 Specified Amount plus $20,000 Accumulation Value); and for an Accumulation Value of $50,000, the Death Benefit will be $247,000 ($50,000 x 494% is greater than $100,000 Specified Amount plus $50,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $25,381, each dollar taken out of Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $395,200 to $345,800. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit, you should choose Option B.

2.	keep your cost of insurance charges to a minimum, you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. The cash value accumulation qualification test does not restrict the amount and timing of premium payments. However, regardless of the tax qualification test you elect, any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

The corridor for the cash value accumulation test generates a higher Death Benefit than the guideline premium test. The cash value accumulation test can maximize the Death Benefit. The guideline premium qualification test will produce higher Accumulation Values for the same premium as the cash value accumulation test while the Death Benefit is in the corridor.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.)

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A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees. Changing the Death Benefit option will cause the lifetime Guaranteed Coverage Benefit to terminate. (See the “Charges and Deductions” section and the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

●	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

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●	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

●	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

●	If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

●	A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

●	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

●	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years or a Guaranteed Coverage Benefit period equal to the period of time until you reach Attained Age 100 (the “Lifetime” Guaranteed Coverage Benefit period). An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

●	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

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●	the value in the Fixed Account; plus

●	premiums (less premium taxes) received on that Valuation Date; plus

●	Accumulation Value securing Contract Debt; less

●	partial surrenders, and related charges, processed on that Valuation Date; less

●	any Monthly Deduction processed on that Valuation Date; less

●	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

●	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

●	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

●	the Daily Asset Charge; and divided by

●	the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

●	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

●	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

●

Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum

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payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

●	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20 each, we will:

●	change the installments to a quarterly, semi-annual or annual basis; and/or

●	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

●	joint or successive payees; or

●	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section ) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 24, 2017, Monday, December 25, 2017 and Tuesday, December 26, 2017 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

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Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

●	during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

●	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

●	the above-mentioned loan limits, or

●	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

●	the Insured is age 75 or older;

●	the Contract is in its 16th Contract year or later;

●	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

●	the Contract Debt is greater than the Specified Amount; and

●	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

●	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

●	Your Death Benefit will be Death Benefit Option A;

●	You may not change the Specified Amount or the Death Benefit Option;

●	You may not make additional premium payments, though you may make loan repayments;

●	You may not make or take partial withdrawals or request additional loans;

●	No Monthly Deductions will be made;

●	Any additional riders with a separate charge will terminate;

●	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

●	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract

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should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

●	twenty-five percent (25%) of the amount in the Fixed Account; or

●	$1,000.

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If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

●	Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

●	Requests for transfers must be clear and complete to be in good order.

●	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

●	The minimum amount which may remain in a Subaccount after a transfer is $100.

●	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

●	When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

●	When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

●	When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

●	When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances.

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When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

●	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of the Contract Owners; or

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●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

●	transferring values;

●	changing how your premium payments are allocated; and

●	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

●	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

●	confirming telephone transactions in writing to you; and/or

●	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Government Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

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Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

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PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

●	the Accumulation Value of the Contract at the time of the increase; and

●	the amount of the increase you request.

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Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P.O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured’s underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

●	evidence of insurability satisfactory to us;

●	reinstatement or repayment of Contract Debt;

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●	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

●	payment of Monthly Deductions not collected during the grace period; and

●	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

●	Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

●	Charge for the Cost of any Riders.

o	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.0003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.02 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $83.34 per $1,000 of rider Death Benefit.

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●	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

●	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We assess a monthly expense fee for five (5) Contract Years or longer if you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this Prospectus).

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twenty-eight (28%) and sixty-five percent (65%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract the cost of insurance rates and ranges are based on the 1980 CSO.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

Guaranteed maximum cost of insurance rates for policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we

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estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $15.38 per $1,000 of Specified Amount to $57.87 per $1,000 of Specified Amount. The rate is the same for the first five (5) years since issue or increase, and reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

●	the monthly expense fee;

●	the monthly maintenance fee;

●	the sales charge;

●	the deferred sales charge;

●	the Daily Asset Charge (mortality and expense risk charge);

●	the cost of insurance charge;

●	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

●	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the

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“Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or

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losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

●	collect charges;

●	pay the Surrender Value;

●	secure loans;

●	provide benefits; or

●	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

●	operate the Separate Account as a management company;

●	de-register the Separate Account if registration is no longer required;

●	combine the Separate Account with other separate accounts;

●	restrict or eliminate any voting rights associated with the Separate Account; or

●	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

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The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: ADVISER:	THE ALGER PORFOLIOS CLASS I-2 SHARES FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
* Not available for investment for Contracts issued on or after July 1, 2007.

FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised By: Federated Global Investment
Management Corp.

FUND: ADVISER:

FEDERATED INSURANCE SERIES

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.; FEDERATED INVESTMENT MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF

PENNSYLVANIA IS THE ADVISER FOR FEDERATED MANAGED VOLATILITY FUND II

Subaccount investing in:	Investment objective:
Federated Managed Volatility Fund II	seeks to achieve high current income and moderate
capital appreciation

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FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND: ADVISER:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2 FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Government Money Market Portfolio	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, Fmr Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio subadvised by: Geode Capital Management FMR Co., Inc.	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500sm Index (S&P 500®)
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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Subaccount investing in:	Investment objective:
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Equity-Income Portfolio subadvised by: FMR Co., Inc.	seeks reasonable income and will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the
subadvised by:	preservation of capital
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio subadvised by: Fidelity Management & Research (U.K.) Inc.	seeks high total return through a combination of current income and capital appreciation
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND: ADVISER:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) – SERIES I SHARES INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	seeks capital growth
Invesco V.I. Diversified Dividend Fund	seeks reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks long-term capital growth
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income

Subadvisor(s): Invesco Canada Ltd.; Invesco Asset Management Limited.

FUND: ADVISER:	MFS® VARIABLE INSURANCE TRUST (“VIT”) – INITIAL CLASS SHARES MFS® VARIABLE INSURANCE TRUST II (“VIT II”) – INITIAL CLASS SHARES MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in	Investment objective:
MFS Core Equity Portfolio (VIT II)	seeks capital appreciation
MFS Growth Series (VIT)	seeks capital appreciation
MFS Research Series (VIT)	seeks capital appreciation
MFS Investors Trust Series (VIT)	seeks capital appreciation

T.ROWE PRICE
ADVISER:	T. ROWE PRICE ASSOCIATES, INC. IS RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC.

ADVISER:	T. ROWE PRICE ASSOCIATES, INC., ADVISER AND T. ROWE PRICE INTERNATIONAL, LTD. AND T. ROWE PRICE SINGAPORE PRIVATE LTD., SUB-ADVISERS, ARE RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide a high level of dividend income and long-term capital growth primarily through investments in the common stocks
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

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FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
* Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2016, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$	90,650
The Alger Fund		109,922
Fidelity Variable Insurance Products		856,257
Federated Insurance Series		97,263
MFS Variable Insurance Trust		20,711
T. Rowe Price Funds		183,512

During 2017, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.15%
The Alger Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

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In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

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Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1⁄2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is

42

not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

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OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

●	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of Contract Owners; or

●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the

44

consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

45

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2016.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

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The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $180,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $140.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

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Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$180,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1680	PAC	1,300	0	181,300	1,342	0	181,342	1,369	0	181,369
32	2	1680	PAC	2,575	0	182,575	2,739	0	182,739	2,849	0	182,849
33	3	1680	PAC	3,827	486	183,827	4,193	852	184,193	4,449	1,108	184,449
34	4	1680	PAC	5,055	1,737	185,055	5,706	2,389	185,706	6,178	2,861	186,178
35	5	1680	PAC	6,258	2,966	186,258	7,281	3,989	187,281	8,046	4,754	188,046

36	6	1680	PAC	7,506	4,239	187,506	8,990	5,723	188,990	10,137	6,870	190,137
37	7	1680	PAC	8,726	5,488	188,726	10,765	7,527	190,765	12,393	9,155	192,393
38	8	1680	PAC	9,915	6,706	189,915	12,607	9,397	192,607	14,827	11,617	194,827
39	9	1680	PAC	11,078	7,898	191,078	14,521	11,340	194,521	17,455	14,274	197,455
40	10	1680	PAC	12,214	9,064	192,214	16,510	13,360	196,510	20,293	17,143	200,293
		--------
		16,800
41	11	1680	PAC	13,355	10,754	193,355	18,609	16,008	198,609	23,392	20,791	203,392
42	12	1680	PAC	14,468	12,409	194,468	20,790	18,731	200,790	26,740	24,681	206,740
43	13	1680	PAC	15,553	14,025	195,553	23,056	21,528	203,056	30,355	28,827	210,355
44	14	1680	PAC	16,612	15,604	196,612	25,412	24,404	205,412	34,263	33,255	214,263
45	15	1680	PAC	17,646	17,148	197,646	27,862	27,364	207,862	38,489	37,991	218,489

46	16	1680	PAC	18,781	18,781	198,781	30,619	30,619	210,619	43,355	43,355	223,355
47	17	1680	PAC	19,896	19,896	199,896	33,506	33,506	213,506	48,653	48,653	228,653
48	18	1680	PAC	20,992	20,992	200,992	36,532	36,532	216,532	54,425	54,425	234,425
49	19	1680	PAC	22,063	22,063	202,063	39,695	39,695	219,695	60,704	60,704	240,704
50	20	1680	PAC	23,104	23,104	203,104	42,999	42,999	222,999	67,535	67,535	247,535
		--------
		33,600
51	21	1680	PAC	24,116	24,116	204,116	46,452	46,452	226,452	74,966	74,966	254,966
52	22	1680	PAC	25,096	25,096	205,096	50,057	50,057	230,057	83,050	83,050	263,050
53	23	1680	PAC	26,042	26,042	206,042	53,820	53,820	233,820	91,842	91,842	271,842
54	24	1680	PAC	26,950	26,950	206,950	57,745	57,745	237,745	101,404	101,404	281,404
55	25	1680	PAC	27,822	27,822	207,822	61,839	61,839	241,839	111,805	111,805	291,805

56	26	1680	PAC	28,654	28,654	208,654	66,111	66,111	246,111	123,120	123,120	303,120
57	27	1680	PAC	29,447	29,447	209,447	70,568	70,568	250,568	135,432	135,432	315,432
58	28	1680	PAC	30,203	30,203	210,203	75,220	75,220	255,220	148,832	148,832	328,832
59	29	1680	PAC	30,921	30,921	210,921	80,079	80,079	260,079	163,418	163,418	343,418
60	30	1680	PAC	31,597	31,597	211,597	85,149	85,149	265,149	179,296	179,296	359,296
		--------
		50,400
61	31	1680	PAC	32,227	32,227	212,227	90,435	90,435	270,435	196,575	196,575	376,575
62	32	1680	PAC	32,801	32,801	212,801	95,940	95,940	275,940	215,374	215,374	395,374
63	33	1680	PAC	33,308	33,308	213,308	101,660	101,660	281,660	235,818	235,818	415,818
64	34	1680	PAC	33,732	33,732	213,732	107,593	107,593	287,593	258,041	258,041	438,041
65	35	1680	PAC	34,067	34,067	214,067	113,738	113,738	293,738	282,195	282,195	462,195
66	36	1680	PAC	34,305	34,305	214,305	120,102	120,102	300,102	308,448	308,448	488,448
67	37	1680	PAC	34,444	34,444	214,444	126,689	126,689	306,689	336,989	336,989	516,989
68	38	1680	PAC	34,483	34,483	214,483	133,511	133,511	313,511	368,024	368,024	548,024
69	39	1680	PAC	34,420	34,420	214,420	140,576	140,576	320,576	401,774	401,774	581,774
70	40	1680	PAC	34,244	34,244	214,244	147,883	147,883	327,883	438,477	438,477	618,477
		--------
		67,200

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Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$180,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1680	PAC	33,936	33,936	213,936	155,425	155,425	335,425	478,378	478,378	658,378
72	42	1680	PAC	33,468	33,468	213,468	163,184	163,184	343,184	521,739	521,739	701,739
73	43	1680	PAC	32,805	32,805	212,805	171,133	171,133	351,133	568,836	568,836	748,836
74	44	1680	PAC	31,909	31,909	211,909	179,240	179,240	359,240	619,967	619,967	799,967
75	45	1680	PAC	30,746	30,746	210,746	187,477	187,477	367,477	675,461	675,461	855,461

76	46	1680	PAC	29,287	29,287	209,287	195,818	195,818	375,818	735,682	735,682	915,682
77	47	1680	PAC	27,508	27,508	207,508	204,240	204,240	384,240	801,033	801,033	981,033
78	48	1680	PAC	25,390	25,390	205,390	212,725	212,725	392,725	871,955	871,955	1,051,955
79	49	1680	PAC	22,905	22,905	202,905	221,244	221,244	401,244	948,925	948,925	1,128,925
80	50	1680	PAC	20,016	20,016	200,016	229,758	229,758	409,758	1,032,450	1,032,450	1,212,450
		--------
		84,000

81	51	1680	PAC	16,668	16,668	196,668	238,204	238,204	418,204	1,123,065	1,123,065	1,303,065
82	52	1680	PAC	12,791	12,791	192,791	246,505	246,505	426,505	1,221,337	1,221,337	1,401,337
83	53	1680	PAC	8,306	8,306	188,306	254,566	254,566	434,566	1,327,874	1,327,874	1,507,874
84	54	1680	PAC	3,136	3,136	183,136	262,288	262,288	442,288	1,443,341	1,443,341	1,623,341
85	55	1680	PAC	0	0	177,206	269,578	269,578	449,578	1,568,473	1,568,473	1,748,473

86	56	1680	PAC	0	0	170,413	276,347	276,347	456,347	1,704,081	1,704,081	1,884,081
87	57	1680	PAC	0	0	162,691	282,507	282,507	462,507	1,851,054	1,851,054	2,031,054
88	58	1680	PAC	0	0	153,982	287,967	287,967	467,967	2,010,367	2,010,367	2,190,367
89	59	1680	PAC	0	0	144,227	292,631	292,631	472,631	2,183,081	2,183,081	2,363,081
90	60	1680	PAC	0	0	133,359	296,390	296,390	476,390	2,370,345	2,370,345	2,550,345
		--------
		100,800

91	61	1680	PAC	0	0	121,302	299,118	299,118	479,118	2,573,404	2,573,404	2,753,404
92	62	1680	PAC	0	0	107,953	300,659	300,659	480,659	2,793,586	2,793,586	2,973,586
93	63	1680	PAC	0	0	93,161	300,794	300,794	480,794	3,032,290	3,032,290	3,212,290
94	64	1680	PAC	0	0	76,670	299,192	299,192	479,192	3,290,936	3,290,936	3,470,936
95	65	1680	PAC	0	0	57,999	295,268	295,268	475,268	3,570,832	3,570,832	3,750,832

96	66	1680	PAC	0	0	36,196	287,926	287,926	467,926	3,872,914	3,872,914	4,052,914
97	67	1680	PAC	0	0	9,410	275,089	275,089	455,089	4,197,260	4,197,260	4,377,260
98	68	1680	PAC	0	0	0	252,929	252,929	432,929	4,542,273	4,542,273	4,722,273
99	69	1680	PAC	0	0	0	215,111	215,111	395,111	4,903,855	4,903,855	5,083,855
100	70	1680	PAC	0	0	0	157,371	157,371	337,371	5,279,976	5,279,976	5,459,976
		--------
		117,600

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$180,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1680	PAC	1,184	0	181,184	1,222	0	181,222	1,247	0	181,247
32	2	1680	PAC	2,341	0	182,341	2,490	0	182,490	2,591	0	182,591
33	3	1680	PAC	3,473	132	183,473	3,806	465	183,806	4,039	698	184,039
34	4	1680	PAC	4,578	1,261	184,578	5,170	1,852	185,170	5,598	2,281	185,598
35	5	1680	PAC	5,655	2,363	185,655	6,582	3,290	186,582	7,276	3,984	187,276

36	6	1680	PAC	6,702	3,435	186,702	8,044	4,777	188,044	9,081	5,814	189,081
37	7	1680	PAC	7,714	4,476	187,714	9,550	6,312	189,550	11,018	7,780	191,018
38	8	1680	PAC	8,689	5,480	188,689	11,101	7,892	191,101	13,093	9,884	193,093
39	9	1680	PAC	9,626	6,445	189,626	12,695	9,514	192,695	15,318	12,137	195,318
40	10	1680	PAC	10,522	7,372	190,522	14,333	11,183	194,333	17,701	14,551	197,701
		--------
		16,800

41	11	1680	PAC	11,374	8,773	191,374	16,011	13,410	196,011	20,251	17,650	200,251
42	12	1680	PAC	12,179	10,120	192,179	17,729	15,670	197,729	22,979	20,920	202,979
43	13	1680	PAC	12,940	11,412	192,940	19,489	17,961	199,489	25,901	24,373	205,901
44	14	1680	PAC	13,657	12,649	193,657	21,292	20,284	201,292	29,033	28,025	209,033
45	15	1680	PAC	14,330	13,831	194,330	23,141	22,642	203,141	32,393	31,894	212,393

46	16	1680	PAC	14,956	14,956	194,956	25,034	25,034	205,034	35,994	35,994	215,994
47	17	1680	PAC	15,535	15,535	195,535	26,970	26,970	206,970	39,857	39,857	219,857
48	18	1680	PAC	16,063	16,063	196,063	28,949	28,949	208,949	43,998	43,998	223,998
49	19	1680	PAC	16,540	16,540	196,540	30,969	30,969	210,969	48,438	48,438	228,438
50	20	1680	PAC	16,961	16,961	196,961	33,028	33,028	213,028	53,199	53,199	233,199
		--------
		33,600

51	21	1680	PAC	17,322	17,322	197,322	35,121	35,121	215,121	58,299	58,299	238,299
52	22	1680	PAC	17,618	17,618	197,618	37,245	37,245	217,245	63,763	63,763	243,763
53	23	1680	PAC	17,840	17,840	197,840	39,391	39,391	219,391	69,611	69,611	249,611
54	24	1680	PAC	17,984	17,984	197,984	41,553	41,553	221,553	75,866	75,866	255,866
55	25	1680	PAC	18,049	18,049	198,049	43,729	43,729	223,729	82,562	82,562	262,562

56	26	1680	PAC	18,029	18,029	198,029	45,915	45,915	225,915	89,730	89,730	269,730
57	27	1680	PAC	17,928	17,928	197,928	48,112	48,112	228,112	97,407	97,407	277,407
58	28	1680	PAC	17,747	17,747	197,747	50,320	50,320	230,320	105,640	105,640	285,640
59	29	1680	PAC	17,488	17,488	197,488	52,542	52,542	232,542	114,474	114,474	294,474
60	30	1680	PAC	17,141	17,141	197,141	54,766	54,766	234,766	123,948	123,948	303,948
		--------
		50,400

61	31	1680	PAC	16,692	16,692	196,692	56,975	56,975	236,975	134,099	134,099	314,099
62	32	1680	PAC	16,116	16,116	196,116	59,143	59,143	239,143	144,955	144,955	324,955
63	33	1680	PAC	15,384	15,384	195,384	61,235	61,235	241,235	156,541	156,541	336,541
64	34	1680	PAC	14,459	14,459	194,459	63,207	63,207	243,207	168,879	168,879	348,879
65	35	1680	PAC	13,319	13,319	193,319	65,028	65,028	245,028	182,004	182,004	362,004

66	36	1680	PAC	11,950	11,950	191,950	66,673	66,673	246,673	195,961	195,961	375,961
67	37	1680	PAC	10,344	10,344	190,344	68,123	68,123	248,123	210,811	210,811	390,811
68	38	1680	PAC	8,501	8,501	188,501	69,365	69,365	249,365	226,622	226,622	406,622
69	39	1680	PAC	6,414	6,414	186,414	70,379	70,379	250,379	243,464	243,464	423,464
70	40	1680	PAC	4,056	4,056	184,056	71,123	71,123	251,123	261,390	261,390	441,390
		--------
		67,200

50

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$180,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1680	PAC	1,377	1,377	181,377	71,530	71,530	251,530	280,433	280,433	658,378
72	42	1680	PAC	0	0	178,295	71,503	71,503	251,503	300,603	300,603	480,603
73	43	1680	PAC	0	0	174,674	70,920	70,920	250,920	321,888	321,888	501,888
74	44	1680	PAC	0	0	170,400	69,643	69,643	249,643	344,266	344,266	524,266
75	45	1680	PAC	0	0	165,373	67,538	67,538	247,538	367,723	367,723	547,723

76	46	1680	PAC	0	0	159,499	64,476	64,476	244,476	392,252	392,252	572,252
77	47	1680	PAC	0	0	152,705	60,338	60,338	240,338	417,866	417,866	597,866
78	48	1680	PAC	0	0	144,919	55,004	55,004	235,004	444,579	444,579	624,579
79	49	1680	PAC	0	0	136,053	48,331	48,331	228,331	472,391	472,391	652,391
80	50	1680	PAC	0	0	125,982	40,134	40,134	220,134	501,264	501,264	681,264
		--------
		84,000

81	51	1680	PAC	0	0	114,530	30,166	30,166	210,166	531,102	531,102	711,102
82	52	1680	PAC	0	0	101,476	18,122	18,122	198,122	561,755	561,755	741,755
83	53	1680	PAC	0	0	86,556	3,644	3,644	183,644	593,016	593,016	773,016
84	54	1680	PAC	0	0	69,507	0	0	166,605	624,658	624,658	804,658
85	55	1680	PAC	0	0	50,078	0	0	147,177	656,454	656,454	836,454

86	56	1680	PAC	0	0	28,037	0	0	125,136	688,172	688,172	868,172
87	57	1680	PAC	0	0	3,160	0	0	100,258	719,572	719,572	899,572
88	58	1680	PAC	0	0	0	0	0	72,312	750,386	750,386	930,386
89	59	1680	PAC	0	0	0	0	0	41,054	780,309	780,309	960,309
90	60	1680	PAC	0	0	0	0	0	6,198	808,969	808,969	988,969
		--------
		100,800

91	61	1680	PAC	0	0	0	0	0	0	835,913	835,913	1,015,913
92	62	1680	PAC	0	0	0	0	0	0	860,532	860,532	1,040,532
93	63	1680	PAC	0	0	0	0	0	0	881,949	881,949	1,061,949
94	64	1680	PAC	0	0	0	0	0	0	898,770	898,770	1,078,770
95	65	1680	PAC	0	0	0	0	0	0	908,445	908,445	1,088,445

96	66	1680	PAC	0	0	0	0	0	0	905,884	905,884	1,085,884
97	67	1680	PAC	0	0	0	0	0	0	880,188	880,188	1,060,188
98	68	1680	PAC	0	0	0	0	0	0	805,430	805,430	985,430
99	69	1680	PAC	0	0	0	0	0	0	686,048	686,048	866,048
100	70	1680	PAC	0	0	0	0	0	0	556,709	556,709	736,709
		--------
		119,280

51

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$18,410.14

Guideline Level Annual Premium:	$5,168.34

TAMRA Initial 7 Pay Premium:	$4,900.38

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	88	91	100
	Contract Year	58	61	70
Current Charges	Attained Age	98	100	100
	Contract Year	68	70	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

52

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2016.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574. NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

53

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $210.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	2520	PAC	1,928	0	241,928	1,991	0	241,991	2,032	0	242,032
32	2	2520	PAC	3,824	0	243,824	4,066	0	244,066	4,231	0	244,231
33	3	2520	PAC	5,682	901	245,682	6,225	1,444	246,225	6,606	1,825	246,606
34	4	2520	PAC	7,503	2,763	247,503	8,471	3,731	248,471	9,171	4,431	249,171
35	5	2520	PAC	9,286	4,589	249,286	10,804	6,108	250,804	11,940	7,243	251,940

36	6	2520	PAC	11,176	6,525	251,176	13,380	8,729	253,380	15,083	10,432	255,083
37	7	2520	PAC	13,029	8,421	253,029	16,061	11,453	256,061	18,481	13,873	258,481
38	8	2520	PAC	14,840	10,280	254,840	18,847	14,287	258,847	22,149	17,589	262,149
39	9	2520	PAC	16,611	12,102	256,611	21,742	17,232	261,742	26,111	21,602	266,111
40	10	2520	PAC	18,342	13,883	258,342	24,751	20,291	264,751	30,391	25,931	270,391
		--------
		25,200

41	11	2520	PAC	20,081	16,409	260,081	27,928	24,256	267,928	35,065	31,393	275,065
42	12	2520	PAC	21,777	18,876	261,777	31,229	28,328	271,229	40,114	37,212	280,114
43	13	2520	PAC	23,433	21,285	263,433	34,660	32,512	274,660	45,568	43,421	285,568
44	14	2520	PAC	25,046	23,632	265,046	38,224	36,810	278,224	51,461	50,047	291,461
45	15	2520	PAC	26,614	25,918	266,614	41,923	41,227	281,923	57,824	57,128	297,824
46	16	2520	PAC	28,329	28,329	268,329	46,080	46,080	286,080	65,146	65,146	305,146
47	17	2520	PAC	30,010	30,010	270,010	50,428	50,428	290,428	73,114	73,114	313,114
48	18	2520	PAC	31,654	31,654	271,654	54,976	54,976	294,976	81,785	81,785	321,785
49	19	2520	PAC	33,250	33,250	273,250	59,722	59,722	299,722	91,209	91,209	331,209
50	20	2520	PAC	34,795	34,795	274,795	64,673	64,673	304,673	101,453	101,453	341,453
		--------
		50,400

51	21	2520	PAC	36,285	36,285	276,285	69,833	69,833	309,833	112,586	112,586	352,586
52	22	2520	PAC	37,715	37,715	277,715	75,207	75,207	315,207	124,682	124,682	364,682
53	23	2520	PAC	39,077	39,077	279,077	80,800	80,800	320,800	137,821	137,821	377,821
54	24	2520	PAC	40,366	40,366	280,366	86,614	86,614	326,614	152,091	152,091	392,091
55	25	2520	PAC	41,573	41,573	281,573	92,652	92,652	332,652	167,586	167,586	407,586
56	26	2520	PAC	42,692	42,692	282,692	98,920	98,920	338,920	184,410	184,410	424,410
57	27	2520	PAC	43,717	43,717	283,717	105,419	105,419	345,419	202,676	202,676	442,676
58	28	2520	PAC	44,643	44,643	284,643	112,158	112,158	352,158	222,510	222,510	462,510
59	29	2520	PAC	45,462	45,462	285,462	119,138	119,138	359,138	244,045	244,045	484,045
60	30	2520	PAC	46,162	46,162	286,162	126,359	126,359	366,359	267,422	267,422	507,422
		--------
		75,600

61	31	2520	PAC	46,731	46,731	286,731	133,820	133,820	373,820	292,795	292,795	532,795
62	32	2520	PAC	47,157	47,157	287,157	141,519	141,519	381,519	320,331	320,331	560,331
63	33	2520	PAC	47,419	47,419	287,419	149,446	149,446	389,446	350,205	350,205	590,205
64	34	2520	PAC	47,499	47,499	287,499	157,590	157,590	397,590	382,607	382,607	622,607
65	35	2520	PAC	47,377	47,377	287,377	165,943	165,943	405,943	417,746	417,746	657,746
66	36	2520	PAC	47,036	47,036	287,036	174,495	174,495	414,495	455,852	455,852	695,852
67	37	2520	PAC	46,461	46,461	286,461	183,237	183,237	423,237	497,174	497,174	737,174
68	38	2520	PAC	45,637	45,637	285,637	192,163	192,163	432,163	541,989	541,989	781,989
69	39	2520	PAC	44,542	44,542	284,542	201,257	201,257	441,257	590,589	590,589	830,589
70	40	2520	PAC	43,151	43,151	283,151	210,499	210,499	450,499	643,289	643,289	883,289
		--------
		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	2520	PAC	41,426	41,426	281,426	219,854	219,854	459,854	700,419	700,419	940,419
72	42	2520	PAC	39,319	39,319	279,319	229,276	229,276	469,276	762,331	762,331	1,002,331
73	43	2520	PAC	36,774	36,774	276,774	238,707	238,707	478,707	829,394	829,394	1,069,394
74	44	2520	PAC	33,735	33,735	273,735	248,085	248,085	488,085	902,015	902,015	1,142,015
75	45	2520	PAC	30,154	30,154	270,154	257,353	257,353	497,353	980,644	980,644	1,220,644

76	46	2520	PAC	25,997	25,997	265,997	266,467	266,467	506,467	1,065,789	1,065,789	1,305,789
77	47	2520	PAC	21,236	21,236	261,236	275,383	275,383	515,383	1,158,005	1,158,005	1,398,005
78	48	2520	PAC	15,847	15,847	255,847	284,060	284,060	524,060	1,257,906	1,257,906	1,497,906
79	49	2520	PAC	9,802	9,802	249,802	292,454	292,454	532,454	1,366,155	1,366,155	1,606,155
80	50	2520	PAC	3,052	3,052	243,052	300,491	300,491	540,491	1,483,455	1,483,455	1,723,455
		--------
		126,000

81	51	2520	PAC	0	0	235,510	308,072	308,072	548,072	1,610,546	1,610,546	1,850,546
82	52	2520	PAC	0	0	227,028	315,070	315,070	555,070	1,748,212	1,748,212	1,988,212
83	53	2520	PAC	0	0	217,481	321,329	321,329	561,329	1,897,287	1,897,287	2,137,287
84	54	2520	PAC	0	0	206,753	326,695	326,695	566,695	2,058,690	2,058,690	2,298,690
85	55	2520	PAC	0	0	194,750	331,024	331,024	571,024	2,233,445	2,233,445	2,473,445

86	56	2520	PAC	0	0	181,410	334,201	334,201	574,201	2,422,699	2,422,699	2,662,699
87	57	2520	PAC	0	0	166,686	336,117	336,117	576,117	2,627,725	2,627,725	2,867,725
88	58	2520	PAC	0	0	150,553	336,684	336,684	576,684	2,849,930	2,849,930	3,089,930
89	59	2520	PAC	0	0	132,991	335,811	335,811	575,811	3,090,857	3,090,857	3,330,857
90	60	2520	PAC	0	0	113,962	333,387	333,387	573,387	3,352,171	3,352,171	3,592,171
		--------
		151,200

91	61	2520	PAC	0	0	93,404	329,268	329,268	569,268	3,635,661	3,635,661	3,875,661
92	62	2520	PAC	0	0	71,223	323,272	323,272	563,272	3,943,246	3,943,246	4,183,246
93	63	2520	PAC	0	0	47,262	315,140	315,140	555,140	4,276,955	4,276,955	4,516,955
94	64	2520	PAC	0	0	21,190	304,426	304,426	544,426	4,638,818	4,638,818	4,878,818
95	65	2520	PAC	0	0	0	290,258	290,258	530,258	5,030,643	5,030,643	5,270,643

96	66	2520	PAC	0	0	0	271,014	271,014	511,014	5,453,682	5,453,682	5,693,682
97	67	2520	PAC	0	0	0	243,630	243,630	483,630	5,907,910	5,907,910	6,147,910
98	68	2520	PAC	0	0	0	202,420	202,420	442,420	6,390,787	6,390,787	6,630,787
99	69	2520	PAC	0	0	0	137,967	137,967	377,967	6,896,027	6,896,027	7,136,027
100	70	2520	PAC	0	0	0	43,833	43,833	283,833	7,420,305	7,420,305	7,660,305
		--------
		173,880

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	2520	PAC	1,773	0	241,773	1,831	0	241,831	1,869	0	241,869
32	2	2520	PAC	3,512	0	243,512	3,735	0	243,735	3,886	0	243,886
33	3	2520	PAC	5,212	432	245,212	5,711	931	245,711	6,061	1,280	246,061
34	4	2520	PAC	6,872	2,132	246,872	7,760	3,020	247,760	8,403	3,663	248,403
35	5	2520	PAC	8,488	3,792	248,488	9,880	5,184	249,880	10,922	6,225	250,922

36	6	2520	PAC	10,060	5,409	250,060	12,074	7,423	252,074	13,631	8,980	253,631
37	7	2520	PAC	11,585	6,977	251,585	14,341	9,733	254,341	16,543	11,935	256,543
38	8	2520	PAC	13,058	8,498	253,058	16,678	12,118	256,678	19,669	15,109	259,669
39	9	2520	PAC	14,476	9,966	254,476	19,084	14,575	259,084	23,022	18,512	263,022
40	10	2520	PAC	15,837	11,378	255,837	21,562	17,103	261,562	26,620	22,160	266,620
		--------
		25,200

41	11	2520	PAC	17,137	13,465	257,137	24,105	20,433	264,105	30,475	26,803	270,475
42	12	2520	PAC	18,373	15,472	258,373	26,716	23,814	266,716	34,606	31,704	274,606
43	13	2520	PAC	19,544	17,396	259,544	29,393	27,245	269,393	39,034	36,886	279,034
44	14	2520	PAC	20,647	19,233	260,647	32,136	30,723	272,136	43,778	42,364	283,778
45	15	2520	PAC	21,677	20,981	261,677	34,942	34,246	274,942	48,860	48,164	288,860

46	16	2520	PAC	22,628	22,628	262,628	37,806	37,806	277,806	54,301	54,301	294,301
47	17	2520	PAC	23,497	23,497	263,497	40,727	40,727	280,727	60,124	60,124	300,124
48	18	2520	PAC	24,281	24,281	264,281	43,700	43,700	283,700	66,358	66,358	306,358
49	19	2520	PAC	24,974	24,974	264,974	46,723	46,723	286,723	73,029	73,029	313,029
50	20	2520	PAC	25,569	25,569	265,569	49,788	49,788	289,788	80,165	80,165	320,165
		--------
		50,400

51	21	2520	PAC	26,057	26,057	266,057	52,886	52,886	292,886	87,793	87,793	327,793
52	22	2520	PAC	26,425	26,425	266,425	56,003	56,003	296,003	95,938	95,938	335,938
53	23	2520	PAC	26,657	26,657	266,657	59,123	59,123	299,123	104,627	104,627	344,627
54	24	2520	PAC	26,737	26,737	266,737	62,226	62,226	302,226	113,883	113,883	353,883
55	25	2520	PAC	26,651	26,651	266,651	65,293	65,293	305,293	123,737	123,737	363,737

56	26	2520	PAC	26,381	26,381	266,381	68,304	68,304	308,304	134,219	134,219	374,219
57	27	2520	PAC	25,914	25,914	265,914	71,237	71,237	311,237	145,361	145,361	385,361
58	28	2520	PAC	25,240	25,240	265,240	74,078	74,078	314,078	157,207	157,207	397,207
59	29	2520	PAC	24,339	24,339	264,339	76,797	76,797	316,797	169,791	169,791	409,791
60	30	2520	PAC	23,184	23,184	263,184	79,359	79,359	319,359	183,141	183,141	423,141
		--------
		75,600

61	31	2520	PAC	21,749	21,749	261,749	81,724	81,724	321,724	197,290	197,290	437,290
62	32	2520	PAC	20,003	20,003	260,003	83,847	83,847	323,847	212,268	212,268	452,268
63	33	2520	PAC	17,900	17,900	257,900	85,667	85,667	325,667	228,089	228,089	468,089
64	34	2520	PAC	15,395	15,395	255,395	87,115	87,115	327,115	244,769	244,769	484,769
65	35	2520	PAC	12,443	12,443	252,443	88,125	88,125	328,125	262,329	262,329	502,329

66	36	2520	PAC	9,005	9,005	249,005	88,628	88,628	328,628	280,791	280,791	520,791
67	37	2520	PAC	5,043	5,043	245,043	88,556	88,556	328,556	300,183	300,183	540,183
68	38	2520	PAC	523	523	240,523	87,839	87,839	327,839	320,536	320,536	560,536
69	39	2520	PAC	0	0	235,360	86,392	86,392	326,392	341,874	341,874	581,874
70	40	2520	PAC	0	0	229,438	84,102	84,102	324,102	364,196	364,196	604,196
		--------
		100,800

57

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	2520	PAC	0	0	222,652	80,830	80,830	320,830	387,479	387,479	627,479
72	42	2520	PAC	0	0	214,878	76,403	76,403	316,403	411,669	411,669	651,669
73	43	2520	PAC	0	0	205,956	70,607	70,607	310,607	436,679	436,679	676,679
74	44	2520	PAC	0	0	195,728	63,223	63,223	303,223	462,411	462,411	702,411
75	45	2520	PAC	0	0	184,057	54,039	54,039	294,039	488,780	488,780	728,780

76	46	2520	PAC	0	0	170,833	42,864	42,864	282,864	515,726	515,726	755,726
77	47	2520	PAC	0	0	155,957	29,510	29,510	269,510	543,194	543,194	783,194
78	48	2520	PAC	0	0	139,341	13,792	13,792	253,792	571,134	571,134	811,134
79	49	2520	PAC	0	0	120,884	0	0	235,535	599,481	599,481	839,481
80	50	2520	PAC	0	0	100,425	0	0	215,076	628,101	628,101	868,101
		--------
		126,000

81	51	2520	PAC	0	0	77,734	0	0	192,385	656,775	656,775	896,775
82	52	2520	PAC	0	0	52,514	0	0	167,166	685,200	685,200	925,200
83	53	2520	PAC	0	0	24,408	0	0	139,059	712,979	712,979	952,979
84	54	2520	PAC	0	0	0	0	0	107,707	739,684	739,684	979,684
85	55	2520	PAC	0	0	0	0	0	72,801	764,905	764,905	1,004,905

86	56	2520	PAC	0	0	0	0	0	34,103	788,267	788,267	1,028,267
87	57	2520	PAC	0	0	0	0	0	0	809,406	809,406	1,049,406
88	58	2520	PAC	0	0	0	0	0	0	827,985	827,985	1,067,985
89	59	2520	PAC	0	0	0	0	0	0	843,648	843,648	1,083,648
90	60	2520	PAC	0	0	0	0	0	0	855,939	855,939	1,095,939
		--------
		151,200

91	61	2520	PAC	0	0	0	0	0	0	864,284	864,284	1,104,284
92	62	2520	PAC	0	0	0	0	0	0	867,926	867,926	1,107,926
93	63	2520	PAC	0	0	0	0	0	0	865,806	865,806	1,105,806
94	64	2520	PAC	0	0	0	0	0	0	856,116	856,116	1,096,116
95	65	2520	PAC	0	0	0	0	0	0	835,323	835,323	1,075,323

96	66	2520	PAC	0	0	0	0	0	0	796,507	796,507	1,036,507
97	67	2520	PAC	0	0	0	0	0	0	724,998	724,998	964,998
98	68	2520	PAC	0	0	0	0	0	0	585,988	585,988	825,988
99	69	2520	PAC	0	0	0	0	0	0	386,378	386,378	626,378
100	70	2520	PAC	0	0	0	0	0	0	170,123	170,123	410,123
		--------
		176,400

58

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$27,838.62

Guideline Level Annual Premium:	$8,031.17

TAMRA Initial 7 Pay Premium:	$7,339.90

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	84	87	100
	Contract Year	54	57	70
Current Charges	Attained Age	95	100	100
	Contract Year	65	70	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

59

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77550 or (800) 306-2959.     NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

60

Form 9130	Rev. 05-17

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

WEALTHQUEST III VARIABLE UNIVERSAL LIFE

CONTRACT FORM NUMBERS WQVUL08 AND WQVUL

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

(REGISTRANT)

AMERICAN NATIONAL INSURANCE COMPANY

(DEPOSITOR)

Registrant

American National Variable Life Separate Account

One Moody Plaza

Galveston, Texas 77550-7947

Depositor

American National Insurance Company

One Moody Plaza

Galveston, TX 77550-7947

Principal Underwriter

ANICO Financial Services, Inc. (ANFS)

One Moody Plaza, Suite 1423

Galveston, Texas 77559-7947

Independent Registered Public Accounting Firm

KPMG LLP

811 Main Street, Suite 4500

Houston, Texas 77002

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the WealthQuest III Variable Universal Life Contract (“the Contract”) Form Number WQVUL and Contract Form Number WQVUL08. You may obtain a copy of the prospectus, dated May 1, 2017, by calling 1-800-306-2959, via www.prospectuslink.com or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.     NOTE: Effective June 1, 2017, the mailing address will be P. O. Box 1893, Galveston, Texas 77553-1893.

Terms used in the current prospectuses for Contract form numbers WQVUL08 and WQVUL (respectively) are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectuses.

Form 9130-SAI	5-17

GENERAL INFORMATION AND HISTORY

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37%.

We are subject to regulation by the Texas Department of Insurance (“the Department”). In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liability and reserves of the Separate Account and certifies their adequacy.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

For more information about the Separate Account, see the prospectus.

SALE OF THE CONTRACTS

We have entered into a Distribution and Administrative Services Agreement (the “Distribution Agreement”) with ANICO Financial Services, Inc. (“ANFS”), one of our subsidiaries, pursuant to which ANFS serves as the distributor and principal underwriter of the Contracts. ANFS, a Texas corporation organized in 2010, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). ANFS’s main offices are located at One Moody Plaza, Suite 1423, Galveston, TX 77550.

ANFS offers the Contracts on a continuous basis through selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act. The selling brokers sell the Contracts through registered representatives. Those registered representatives are registered with FINRA and, as necessary, with the states in which they do business. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

Pursuant to the Distribution Agreement and an Expense Sharing Agreement, we have agreed to provide ANFS service and facilities and to assume all expenses of ANFS in consideration of ANFS serving as principal underwriter for our variable products. Commissions are paid to the selling brokers under their respective agreements with ANFS. ANFS passes through the commissions it receives to the selling brokers for their respective sales. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts. The amount of commissions we pay may vary based on a number of factors.

Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code. The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years. Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value. At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid. Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured’s age, gender and underwriting class.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from a nominal amount to $250,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2016, the actual fees paid ranged from $100 to $35,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We paid aggregate commissions of $ 1,692,607 in 2016, $ 1,762,901 in 2015 and $ 1,927,547 in 2014 to ANFS for the sale of variable life policies and variable annuity contracts by its registered representatives and the selling brokers. ANFS did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

THE CONTRACT

The Contract, the application, any supplemental applications, statements to medical examiner, and any riders, amendments, or endorsements make up the entire Contract. Only statements in the application attached to the Contract and any supplemental applications made a part of the Contract can be used to contest a claim or the validity of the Contract. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Contract or to waive any of its provisions. Pending regulatory approvals, we intend to distribute the Contracts in all states, except New York, and in certain possession and territories. Differences in state laws may require us to offer a Contract in a state that has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states. In addition, certain state laws may prohibit us from offering certain features described in this prospectus, such as extended guaranteed coverage periods.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) is specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise, to any Beneficiary(ies) of the next class; otherwise, to the estate of the Insured.

Incontestability. The Contract is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Effective Date during the lifetime of the Insured or an additional insured. However, this two-year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Contract shall be incontestable during the lifetime of the Insured, only after having been in force for two years after the Effective Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Contract.

Suicide. Suicide within two years after Date of Issue is not covered by the Contract unless otherwise provided by a state’s insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received, less any partial surrenders and Contract Debt. If the Insured, while sane or insane, commits suicide within two years after the Effective Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Effective Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

DIVIDENDS

The Contract is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

PERFORMANCE DATA

From time to time, we may quote performance information for the Subaccounts of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner’s Accumulation Value or death benefit. We also may present the yield or total return of the Subaccounts based on a hypothetical investment of $1,000 in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Separate Account, the Subaccount or the Portfolio in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges. The performance information would be lower if these charges were included.

The “yield” of a Subaccount refers to the income generated by an investment in the Subaccount over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Portfolio’s investments. This income is then “annualized” and shown as a percentage of the investment. We also may advertise the “effective yield” of the Subaccount investing in the Fidelity VIP Government Money Market Portfolio, which is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount investing in the Fidelity VIP Government Money Market Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “total return” of a Subaccount is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement.” Average annual total return” is the rate of return that would produce that change in value over the specified period, if compounded annually. “Cumulative total return” is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Contract charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Contract charges were included.

We may compare a Subaccount’s performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of American National Insurance Company’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Subaccount reflects the performance of a hypothetical investment of $1,000 in a Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ILLUSTRATIONS

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Accumulation Values would vary over time based on different assumptions.

If you ask us, we’ll provide you with different kinds of illustrations.

•	Illustrations based on information you give us about the person to be insured by the Contract, his or her risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Subaccounts. These will reflect the expenses of the specific corresponding Portfolios.

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel, has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated financial statements and schedules I to IV of American National Insurance Company and subsidiaries as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2016 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report on the effectiveness of internal control over financial reporting as of December 31, 2016, expresses an opinion that American National Insurance Company did not maintain effective internal control over financial reporting as of December 31, 2016 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that material weaknesses related to ineffective internal controls over the measurement and presentation of deferred income taxes, the recognition and disclosure of the amount of collateral under equity option derivative arrangements and the information and communication controls over these areas have been identified and included in management’s assessment.

Additionally the statement of net assets of the segregated subaccounts of American National Variable Life Separate Account as of December 31, 2016, and the related statements of operations for the year then ended and the related statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years, or the lesser periods, in the five-year period then ended have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors of American National Insurance Company and Policy Owners

of American National Variable Life Separate Account:

We have audited the accompanying statement of net assets of Alger Balanced Portfolio - Class I-2, Alger Capital Appreciation Portfolio - Class I-2, Alger Growth & Income Portfolio - Class I-2, Alger Large Cap Growth Portfolio - Class I-2, Alger Mid Cap Growth Portfolio - Class I-2, Alger Small Cap Growth Portfolio - Class I-2, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II - Primary Shares, Federated Kaufmann Fund II - Primary Shares, Federated Managed Volatility Fund II, Federated Quality Bond Fund II - Primary Shares, Fidelity VIP Asset Manager Portfolio - Initial Class, Fidelity VIP Asset Manager Growth Portfolio - Initial Class, Fidelity VIP Balanced Portfolio - Initial Class, Fidelity VIP Contrafund Portfolio - Initial Class, Fidelity VIP Contrafund Portfolio - Service Class 2, Fidelity VIP Equity-Income Portfolio - Initial Class, Fidelity VIP Equity-Income Portfolio - Service Class 2, Fidelity VIP Government Money Market Portfolio – Initial Class, Fidelity VIP Government Money Market Portfolio – Service Class 2, Fidelity VIP Growth - Initial Class, Fidelity VIP Growth and Income - Initial Class, Fidelity VIP Growth and Income - Service Class 2, Fidelity VIP Growth Opportunities Portfolio - Initial Class, Fidelity VIP Growth Opportunities Portfolio - Service Class 2, Fidelity VIP High Income - Initial Class, Fidelity VIP Index 500 Portfolio - Initial Class, Fidelity VIP Index 500 Portfolio - Service Class 2, Fidelity VIP Investment Grade Bond Portfolio - Initial Class, Fidelity VIP Investment Grade Bond Portfolio - Service Class 2, Fidelity VIP Mid Cap Portfolio - Initial Class, Fidelity VIP Mid Cap Portfolio - Service Class 2, Fidelity VIP Overseas Portfolio - Initial Class, Fidelity VIP Value Portfolio - Service Class 2, Fidelity VIP Value Strategies - Service Class 2, Invesco V.I. Diversified Dividend Fund - Series I, Invesco V.I. Global Health Care Fund - Series I, Invesco V.I. Global Real Estate Fund - Series I, Invesco V.I. Managed Volatility Fund - Series I, Invesco Mid Cap Growth Fund - Series I, Invesco V.I. Small Cap Equity Fund – Series I, Invesco V.I. Technology Fund - Series I, MFS Core Equity Portfolio - Initial Class, MFS Growth Series - Initial Class, MFS Investors Trust Series - Initial Class, MFS Research Series - Initial Class, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Limited-Term Bond Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio segregated subaccounts of American National Variable Life Separate Account (the Account) as of December 31, 2016, and the related statement of operations for the year then ended, and the related statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years, or the lesser periods, in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Life Separate Account as of December 31, 2016, and the results of their operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years, or lesser periods, in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Houston, Texas

April 27, 2017

American National Variable Life Separate Account

Statement of Net Assets

As of December 31, 2016

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	16,123	$18.81	$214	$303	$3.06	99,210
Fidelity VIP Asset Manager Portfolio - Initial Class	40,672	15.28	590	621	3.06	203,192
Fidelity VIP Balanced Portfolio - Initial Class	15,018	16.77	232	252	2.01	125,025
Fidelity VIP Contrafund Portfolio - Initial Class	122,949	33.18	3,290	4,079	6.56	621,807
Fidelity VIP Equity-Income Portfolio - Initial Class	135,240	21.97	2,828	2,971	5.16	575,311
Fidelity VIP Government Money Market Portfolio - Initial Class	3,720,851	1.00	3,721	3,721	1.52	2,446,270
Fidelity VIP Growth - Initial Class	94,971	59.31	3,547	5,633	4.67	1,206,224
Fidelity VIP Growth and Income - Initial Class	9,548	20.15	175	192	2.00	96,406
Fidelity VIP Growth Opportunities Portfolio - Initial Class	4,455	31.05	115	138	1.51	91,588
Fidelity VIP High Income - Initial Class	42,226	5.38	236	227	2.60	87,434
Fidelity VIP Index 500 Portfolio - Initial Class	33,838	227.45	4,817	7,696	5.83	1,320,227
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	25,644	12.64	333	324	2.71	119,579
Fidelity VIP Mid Cap Portfolio - Initial Class	74,682	33.98	2,240	2,538	6.65	381,348
Fidelity VIP Overseas Portfolio - Initial Class	35,844	17.81	602	638	2.27	280,788
T. Rowe Price Equity Income Portfolio	8,063	28.34	180	229	2.39	95,684
T. Rowe Price International Stock Portfolio	6,901	14.27	99	98	1.38	71,409
T. Rowe Price Mid-Cap Growth Portfolio	18,882	25.57	479	483	4.27	112,997
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	33,305	18.81	475	626	1.89	331,895
Fidelity VIP Asset Manager Portfolio - Initial Class	24,262	15.28	351	371	1.92	192,895
Fidelity VIP Balanced Portfolio - Initial Class	59,087	16.77	924	991	2.08	476,092
Fidelity VIP Contrafund Portfolio - Initial Class	242,336	33.18	6,513	8,041	3.65	2,200,514
Fidelity VIP Equity-Income Portfolio - Initial Class	113,442	21.97	2,250	2,492	2.58	964,898
Fidelity VIP Government Money Market Portfolio - Initial Class	5,949,429	1.00	5,949	5,949	1.16	5,127,532
Fidelity VIP Growth - Initial Class	132,993	59.31	5,009	7,888	2.32	3,397,852
Fidelity VIP Growth and Income - Initial Class	52,364	20.15	752	1,055	2.28	462,723
Fidelity VIP Growth Opportunities Portfolio - Initial Class	80,284	31.05	1,620	2,493	1.84	1,356,748
Fidelity VIP High Income - Initial Class	96,032	5.38	538	517	1.73	298,205
Fidelity VIP Index 500 Portfolio - Initial Class	52,810	227.45	7,353	12,012	2.50	4,808,631
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	46,879	12.64	607	593	1.96	302,707
Fidelity VIP Mid Cap Portfolio - Initial Class	340,699	33.98	10,256	11,577	6.01	1,927,275
Fidelity VIP Overseas Portfolio - Initial Class	50,792	17.81	828	905	1.65	549,479
T. Rowe Price Equity Income Portfolio	70,715	28.34	1,532	2,004	2.78	720,470
T. Rowe Price International Stock Portfolio	77,325	14.27	1,039	1,103	1.47	750,958
T. Rowe Price Mid-Cap Growth Portfolio	190,912	25.57	4,452	4,882	6.07	804,559
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	84	18.81	2	2	26.69	59
Fidelity VIP Balanced Portfolio - Initial Class	3,281	16.77	48	55	32.24	1,709
Fidelity VIP Contrafund Portfolio - Initial Class	8,404	33.18	230	279	70.25	3,974
Fidelity VIP Equity-Income Portfolio - Initial Class	6,110	21.97	114	134	57.04	2,356
Fidelity VIP Government Money Market Portfolio - Initial Class	82,095	1.00	82	82	1.14	72,254
Fidelity VIP Growth - Initial Class	587	59.31	23	35	75.51	461
Fidelity VIP Growth and Income - Initial Class	-	-	-	-	33.47	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	3,830	31.05	67	119	35.35	3,367
Fidelity VIP High Income - Initial Class	306	5.38	2	2	19.46	85
Fidelity VIP Index 500 Portfolio - Initial Class	1,924	227.45	280	438	330.55	1,326
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	2,222	12.64	27	28	25.23	1,114
Fidelity VIP Mid Cap Portfolio - Initial Class	10,699	33.98	316	364	73.05	4,982
Fidelity VIP Overseas Portfolio - Initial Class	5,260	17.81	83	94	30.53	3,072
T. Rowe Price Equity Income Portfolio	4,160	28.34	92	118	45.91	2,571
T. Rowe Price International Stock Portfolio	5,124	14.27	58	73	20.08	3,645
T. Rowe Price Mid-Cap Growth Portfolio	17,680	25.57	443	452	64.33	7,035

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Net Assets

As of December 31, 2016

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
WealthQuest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	113,819	$15.32	$1,356	$1,744	$1.85	946,661
Alger Capital Appreciation Portfolio - Class I-2	63,680	67.11	3,673	4,274	3.01	1,424,031
Alger Growth & Income Portfolio - Class I-2	62,312	17.59	701	1,096	1.94	565,951
Alger Large Cap Growth Portfolio - Class I-2	33,766	52.63	1,575	1,777	1.89	944,092
Alger Mid Cap Growth Portfolio - Class I-2	149,708	19.70	1,836	2,949	2.08	1,423,851
Alger Small Cap Growth Portfolio - Class I-2	103,638	18.76	2,549	1,944	2.71	718,808
Federated Fund for U.S. Government Securities II	37,716	10.78	416	407	1.36	299,582
Federated High Income Bond Fund II - Primary Shares	163,465	6.84	1,097	1,118	2.73	411,104
Federated Kaufmann Fund II - Primary Shares	41,340	16.70	636	690	2.38	290,844
Federated Managed Volatility Fund II	60,820	9.52	589	579	1.88	308,496
Federated Quality Bond Fund II - Primary Shares	22,226	10.98	252	244	1.52	161,080
Fidelity VIP Contrafund Portfolio - Service Class 2	419,327	32.45	10,688	13,607	3.00	4,551,143
Fidelity VIP Equity-Income Portfolio - Service Class 2	53,077	21.46	1,069	1,139	1.95	586,641
Fidelity VIP Government Money Market Portfolio - Service Class 2	4,625,779	1.00	4,626	4,626	0.96	4,844,490
Fidelity VIP Growth and Income - Service Class 2	32,365	19.74	462	639	2.20	291,642
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	58,757	30.70	1,251	1,804	2.21	816,452
Fidelity VIP Index 500 Portfolio - Service Class 2	46,343	224.72	6,827	10,414	2.30	4,539,832
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	37,144	12.34	470	458	1.47	311,687
Fidelity VIP Mid Cap Portfolio - Service Class 2	725,234	33.03	21,487	23,954	3.92	6,122,195
Fidelity VIP Value Portfolio - Service Class 2	25,388	14.55	382	369	2.02	182,909
Fidelity VIP Value Strategies - Service Class 2	50,592	15.86	666	802	2.19	367,509
Invesco V.I. Diversified Dividend Fund - Series I	10,647	26.38	223	281	46.98	5,993
Invesco V.I. Global Health Care Fund - Series I	42,431	24.11	1,271	1,023	2.25	455,386
Invesco V.I. Global Real Estate Fund - Series I	155,083	16.15	2,032	2,505	3.45	728,112
Invesco V.I. Managed Volatility Fund - Series I	210,215	11.97	2,970	2,516	2.43	1,038,412
Invesco V.I. Mid Cap Growth Fund - Series I	38,372	4.89	173	188	14.28	13,169
Invesco V.I. Small Cap Equity Fund - Series I	31,969	18.38	593	588	2.28	258,493
Invesco V.I. Technology Fund - Series I	51,115	17.89	839	914	1.49	615,222
MFS Core Equity Portfolio - Initial Class	10,928	21.67	253	237	25.75	9,218
MFS Growth Series - Initial Class	20,905	38.76	603	810	2.47	328,536
MFS Investors Trust Series - Initial Class	12,245	25.57	282	313	2.29	136,766
MFS Research Series - Initial Class	4,383	26.00	96	114	2.42	47,150
T. Rowe Price Equity Income Portfolio	344,969	28.34	7,585	9,776	2.40	4,091,893
T. Rowe Price International Stock Portfolio	211,421	14.27	2,646	3,017	1.76	1,721,485
T. Rowe Price Limited-Term Bond Portfolio	139,539	4.84	691	675	1.37	492,623
T. Rowe Price Mid-Cap Growth Portfolio	97,583	25.57	2,291	2,495	3.94	634,615
See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Operations

Year ended December 31, 2016

(Amounts in thousands)

	Net Investment Income (Loss)	Realized Gain Distributions from Underlying Mutual Fund	Realized Gains (Losses) on Sales of Investments	Net Realized Gains (Losses) on Investments	Net Change in Unrealized Appreciation or Depreciation of Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$1	$4	$2	$6	$(3)	$4
Fidelity VIP Asset Manager Portfolio - Initial Class	3	27	(1)	26	(18)	11
Fidelity VIP Balanced Portfolio - Initial Class	1	6	1	7	7	15
Fidelity VIP Contrafund Portfolio - Initial Class	(3)	317	43	360	(85)	272
Fidelity VIP Equity-Income Portfolio - Initial Class	40	178	(70)	108	298	446
Fidelity VIP Government Money Market Portfolio - Initial Class	(25)	-	-	-	-	(25)
Fidelity VIP Growth - Initial Class	(48)	553	307	860	(831)	(19)
Fidelity VIP Growth and Income - Initial Class	2	11	15	26	(2)	26
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(1)	3	12	15	(16)	(2)
Fidelity VIP High Income - Initial Class	10	-	(2)	(2)	20	28
Fidelity VIP Index 500 Portfolio - Initial Class	44	8	250	258	464	766
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	5	-	(2)	(2)	10	13
Fidelity VIP Mid Cap Portfolio - Initial Class	(9)	148	30	178	97	266
Fidelity VIP Overseas Portfolio - Initial Class	4	1	(25)	(24)	(23)	(43)
T. Rowe Price Equity Income Portfolio	3	21	17	38	(4)	37
T. Rowe Price International Stock Portfolio	-	4	11	15	(13)	2
T. Rowe Price Mid-Cap Growth Portfolio	(4)	31	5	36	(7)	25
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	1	10	34	44	(40)	5
Fidelity VIP Asset Manager Portfolio - Initial Class	1	16	2	18	(12)	7
Fidelity VIP Balanced Portfolio - Initial Class	1	23	27	50	5	56
Fidelity VIP Contrafund Portfolio - Initial Class	(32)	623	(18)	605	(70)	503
Fidelity VIP Equity - Income Portfolio - Initial Class	26	145	(28)	117	215	358
Fidelity VIP Government Money Market Portfolio - Initial Class	(60)	-	-	-	-	(60)
Fidelity VIP Growth - Initial Class	(94)	789	438	1,227	(1,201)	(68)
Fidelity VIP Growth and Income - Initial Class	5	57	10	67	64	136
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(22)	50	70	120	(124)	(26)
Fidelity VIP High Income - Initial Class	21	-	-	-	41	62
Fidelity VIP Index 500 Portfolio - Initial Class	30	12	332	344	785	1,159
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	5	-	-	-	23	28
Fidelity VIP Mid Cap Portfolio - Initial Class	(78)	673	(35)	638	590	1,150
Fidelity VIP Overseas Portfolio - Initial Class	2	2	(15)	(13)	(52)	(63)
T. Rowe Price Equity Income Portfolio	21	186	46	232	54	307
T. Rowe Price International Stock Portfolio	(1)	41	16	57	(44)	12
T. Rowe Price Mid-Cap Growth Portfolio	(60)	315	6	321	(18)	243
Survivorship Variable Universal Life
Fidelity VIP Balanced Portfolio - Initial Class	1	1	1	2	1	4
Fidelity VIP Contrafund Portfolio - Initial Class	-	20	5	25	(7)	18
Fidelity VIP Equity-Income Portfolio - Initial Class	2	7	-	7	10	19
Fidelity VIP Government Money Market Portfolio - Initial Class	(1)	-	-	-	-	(1)
Fidelity VIP Growth - Initial Class	-	3	-	3	(3)	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(1)	2	1	3	(3)	(1)
Fidelity VIP Index 500 Portfolio - Initial Class	2	-	18	18	23	43
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	1	-	-	-	1	2
Fidelity VIP Mid Cap Portfolio - Initial Class	(1)	20	2	22	16	37
Fidelity VIP Overseas Portfolio - Initial Class	-	-	-	-	(6)	(6)
T. Rowe Price Equity Income Portfolio	2	11	1	12	5	19
T. Rowe Price International Stock Portfolio	-	3	-	3	(2)	1
T. Rowe Price Mid-Cap Growth Portfolio	(4)	29	6	35	(8)	23

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Operations

Year ended December 31, 2016

(Amounts in thousands)

	Net Investment Income (Loss)	Realized Gain Distributions from Underlying Mutual Fund	Realized Gains (Losses) on Sales of Investments	Net Realized Gains (Losses) on Investments	Net Change in Unrealized Appreciation or Depreciation of Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
WealthQuest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	$22	$-	$15	$15	$89	$126
Alger Capital Appreciation Portfolio - Class I-2	(21)	33	86	119	(112)	(14)
Alger Growth & Income Portfolio - Class I-2	12	-	24	24	62	98
Alger Large Cap Growth Portfolio - Class I-2	(12)	6	25	31	(51)	(32)
Alger Mid Cap Growth Portfolio - Class I-2	(20)	-	69	69	(42)	7
Alger Small Cap Growth Portfolio - Class I-2	(12)	265	(96)	169	(63)	94
Federated Fund for U.S. Government Securities II	6	-	(4)	(4)	(1)	1
Federated High Income Bond Fund II - Primary Shares	56	-	1	1	77	134
Federated Kaufmann Fund II - Primary Shares	(4)	44	5	49	(24)	21
Federated Managed Volatility Fund II	23	-	5	5	11	39
Federated Quality Bond Fund II - Primary Shares	6	-	-	-	-	6
Fidelity VIP Contrafund Portfolio - Service Class 2	(6)	1,037	(30)	1,007	(102)	899
Fidelity VIP Equity-Income Portfolio - Service Class 2	16	68	22	90	59	165
Fidelity VIP Government Money Market Portfolio - Service Class 2	(32)	-	-	-	-	(32)
Fidelity VIP Growth and Income - Service Class 2	5	33	6	39	39	83
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	(11)	35	72	107	(106)	(10)
Fidelity VIP Index 500 Portfolio - Service Class 2	68	10	299	309	639	1,016
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	7	-	(3)	(3)	12	16
Fidelity VIP Mid Cap Portfolio - Service Class 2	(80)	1,396	(131)	1,265	1,230	2,415
Fidelity VIP Value Portfolio - Service Class 2	1	2	5	7	30	38
Fidelity VIP Value Strategies - Service Class 2	2	-	40	40	22	64
Invesco V.I. Diversified Dividend Fund - Series I	1	-	8	8	20	29
Invesco V.I. Global Health Care Fund - Series I	(8)	159	67	226	(362)	(144)
Invesco V.I. Global Real Estate Fund - Series I	23	48	112	160	(149)	34
Invesco V.I. Managed Volatility Fund - Series I	29	73	(62)	11	190	230
Invesco V.I. Mid Cap Growth Fund - Series I	(1)	19	3	22	(21)	-
Invesco V.I. Small Cap Equity Fund - Series I	(4)	40	20	60	5	61
Invesco V.I. Technology Fund - Series I	(6)	40	22	62	(71)	(15)
MFS Core Equity Portfolio - Initial Class	1	18	(3)	15	(16)	-
MFS Growth Series - Initial Class	(6)	50	75	125	(106)	13
MFS Investors Trust Series - Initial Class	1	33	11	44	(22)	23
MFS Research Series - Initial Class	-	11	1	12	(4)	8
T. Rowe Price Equity Income Portfolio	149	903	78	981	406	1,536
T. Rowe Price International Stock Portfolio	12	111	47	158	(127)	43
T. Rowe Price Limited-Term Bond Portfolio	4	-	(2)	(2)	2	4
T. Rowe Price Mid-Cap Growth Portfolio	(16)	161	-	161	(14)	131

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2016

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2015	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2016
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$300	$1	$6	$(3)	$4	$7	$(8)	$(1)	$3	$303
Fidelity VIP Asset Manager Portfolio - Initial Class	676	3	26	(18)	11	25	(91)	(66)	(55)	621
Fidelity VIP Balanced Portfolio - Initial Class	237	1	7	7	15	8	(8)	-	15	252
Fidelity VIP Contrafund Portfolio - Initial Class	4,067	(3)	360	(85)	272	92	(352)	(260)	12	4,079
Fidelity VIP Equity-Income Portfolio - Initial Class	2,744	40	108	298	446	(3)	(216)	(219)	227	2,971
Fidelity VIP Government Money Market Portfolio - Initial Class	3,864	(25)	-	-	(25)	162	(280)	(118)	(143)	3,721
Fidelity VIP Growth - Initial Class	6,043	(48)	860	(831)	(19)	64	(455)	(391)	(410)	5,633
Fidelity VIP Growth and Income - Initial Class	174	2	26	(2)	26	32	(40)	(8)	18	192
Fidelity VIP Growth Opportunities Portfolio - Initial Class	159	(1)	15	(16)	(2)	10	(29)	(19)	(21)	138
Fidelity VIP High Income - Initial Class	225	10	(2)	20	28	10	(36)	(26)	2	227
Fidelity VIP Index 500 Portfolio - Initial Class	7,392	44	258	464	766	128	(590)	(462)	304	7,696
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	356	5	(2)	10	13	(10)	(35)	(45)	(32)	324
Fidelity VIP Mid Cap Portfolio - Initial Class	2,429	(9)	178	97	266	11	(168)	(157)	109	2,538
Fidelity VIP Overseas Portfolio - Initial Class	720	4	(24)	(23)	(43)	25	(64)	(39)	(82)	638
T. Rowe Price Equity Income Portfolio	232	3	38	(4)	37	5	(45)	(40)	(3)	229
T. Rowe Price International Stock Portfolio	129	-	15	(13)	2	20	(53)	(33)	(31)	98
T. Rowe Price Mid-Cap Growth Portfolio	474	(4)	36	(7)	25	9	(25)	(16)	9	483
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	696	1	44	(40)	5	26	(101)	(75)	(70)	626
Fidelity VIP Asset Manager Portfolio - Initial Class	382	1	18	(12)	7	6	(24)	(18)	(11)	371
Fidelity VIP Balanced Portfolio - Initial Class	933	1	50	5	56	68	(66)	2	58	991
Fidelity VIP Contrafund Portfolio - Initial Class	8,029	(32)	605	(70)	503	105	(596)	(491)	12	8,041
Fidelity VIP Equity-Income Portfolio - Initial Class	2,206	26	117	215	358	65	(137)	(72)	286	2,492
Fidelity VIP Government Money Market Portfolio - Initial Class	6,093	(60)	-	-	(60)	398	(482)	(84)	(144)	5,949
Fidelity VIP Growth-Initial Class	8,695	(94)	1,227	(1,201)	(68)	116	(855)	(739)	(807)	7,888
Fidelity VIP Growth and Income - Initial Class	960	5	67	64	136	24	(65)	(41)	95	1,055
Fidelity VIP Growth Opportunities Portfolio - Initial Class	2,669	(22)	120	(124)	(26)	40	(190)	(150)	(176)	2,493
Fidelity VIP High Income - Initial Class	479	21	-	41	62	15	(39)	(24)	38	517
Fidelity VIP Index 500 Portfolio - Initial Class	11,482	30	344	785	1,159	76	(705)	(629)	530	12,012
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	789	5	-	23	28	21	(245)	(224)	(196)	593
Fidelity VIP Mid Cap Portfolio - Initial Class	11,188	(78)	638	590	1,150	109	(870)	(761)	389	11,577
Fidelity VIP Overseas Portfolio - Initial Class	1,058	2	(13)	(52)	(63)	34	(124)	(90)	(153)	905
T. Rowe Price Equity Income Portfolio	1,876	21	232	54	307	57	(236)	(179)	128	2,004
T. Rowe Price International Stock Portfolio	1,110	(1)	57	(44)	12	57	(76)	(19)	(7)	1,103
T. Rowe Price Mid-Cap Growth Portfolio	5,119	(60)	321	(18)	243	70	(550)	(480)	(237)	4,882
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	2	-	-	-	-	1	(1)	-	-	2
Fidelity VIP Balanced Portfolio - Initial Class	53	1	2	1	4	1	(3)	(2)	2	55
Fidelity VIP Contrafund Portfolio - Initial Class	256	-	25	(7)	18	12	(7)	5	23	279
Fidelity VIP Equity-Income Portfolio - Initial Class	111	2	7	10	19	5	(1)	4	23	134
Fidelity VIP Government Money Market Portfolio - Initial Class	83	(1)	-	-	(1)	1	(1)	-	(1)	82
Fidelity VIP Growth - Initial Class	35	-	3	(3)	-	-	-	-	-	35
Fidelity VIP Growth Opportunities Portfolio - Initial Class	119	(1)	3	(3)	(1)	3	(2)	1	-	119
Fidelity VIP High Income - Initial Class	1	-	-	-	-	1	-	1	1	2
Fidelity VIP Index 500 Portfolio - Initial Class	404	2	18	23	43	17	(26)	(9)	34	438
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	27	1	-	1	2	(1)	-	(1)	1	28

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2016

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2015	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease)in net assets	Net assets at December 31, 2016
Survivorship Variable Universal Life - (Continued)
Fidelity VIP Mid Cap Portfolio - Initial Class	$333	$(1)	$22	$16	$37	$5	$(11)	$(6)	$31	$364
Fidelity VIP Overseas Portfolio - Initial Class	97	-	-	(6)	(6)	4	(1)	3	(3)	94
T. Rowe Price Equity Income Portfolio	104	2	12	5	19	1	(6)	(5)	14	118
T. Rowe Price International Stock Portfolio	73	-	3	(2)	1	(1)	-	(1)	-	73
T. Rowe Price Mid-Cap Growth Portfolio	436	(4)	35	(8)	23	17	(24)	(7)	16	452
WealthQuest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	1,595	22	15	89	126	99	(76)	23	149	1,744
Alger Capital Appreciation Portfolio - Class I-2	4,372	(21)	119	(112)	(14)	243	(327)	(84)	(98)	4,274
Alger Growth & Income Portfolio - Class I-2	1,021	12	24	62	98	39	(62)	(23)	75	1,096
Alger Large Cap Growth Portfolio - Class I-2	1,884	(12)	31	(51)	(32)	171	(246)	(75)	(107)	1,777
Alger Mid Cap Growth Portfolio - Class I-2	3,051	(20)	69	(42)	7	177	(286)	(109)	(102)	2,949
Alger Small Cap Growth Portfolio - Class I-2	1,946	(12)	169	(63)	94	94	(190)	(96)	(2)	1,944
Federated Fund for U.S. Government Securities II	323	6	(4)	(1)	1	119	(36)	83	84	407
Federated High Income Bond Fund II - Primary Shares	947	56	1	77	134	113	(76)	37	171	1,118
Federated Kaufmann Fund II - Primary Shares	648	(4)	49	(24)	21	45	(24)	21	42	690
Federated Managed Volatility Fund II	554	23	5	11	39	13	(27)	(14)	25	579
Federated Quality Bond Fund II - Primary Shares	218	6	-	-	6	32	(12)	20	26	244
Fidelity VIP Contrafund Portfolio - Service Class 2	13,017	(6)	1,007	(102)	899	550	(859)	(309)	590	13,607
Fidelity VIP Equity-Income Portfolio - Service Class 2	1,031	16	90	59	165	59	(116)	(57)	108	1,139
Fidelity VIP Government Money Market Portfolio - Service Class 2	5,051	(32)	-	-	(32)	489	(882)	(393)	(425)	4,626
Fidelity VIP Growth and Income - Service Class 2	538	5	39	39	83	39	(21)	18	101	639
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	1,846	(11)	107	(106)	(10)	147	(179)	(32)	(42)	1,804
Fidelity VIP Index 500 Portfolio - Service Class 2	9,581	68	309	639	1,016	720	(903)	(183)	833	10,414
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	464	7	(3)	12	16	129	(151)	(22)	(6)	458
Fidelity VIP Mid Cap Portfolio - Service Class 2	22,441	(80)	1,265	1,230	2,415	738	(1,640)	(902)	1,513	23,954
Fidelity VIP Value Portfolio - Service Class 2	355	1	7	30	38	25	(49)	(24)	14	369
Fidelity VIP Value Strategies - Service Class 2	777	2	40	22	64	53	(92)	(39)	25	802
Invesco V.I. Diversified Dividend Fund - Series I	190	1	8	20	29	79	(17)	62	91	281
Invesco V.I. Global Health Care Fund - Series I	1,250	(8)	226	(362)	(144)	71	(154)	(83)	(227)	1,023
Invesco V.I. Global Real Estate Fund - Series I	2,559	23	160	(149)	34	150	(238)	(88)	(54)	2,505
Invesco V.I. Managed Volatility Fund - Series I	2,458	29	11	190	230	93	(265)	(172)	58	2,516
Invesco V.I. Mid Cap Growth Fund - Series I	194	(1)	22	(21)	-	8	(14)	(6)	(6)	188
Invesco V.I. Small Cap Equity Fund - Series I	553	(4)	60	5	61	36	(62)	(26)	35	588
Invesco V.I. Technology Fund - Series I	926	(6)	62	(71)	(15)	68	(65)	3	(12)	914
MFS Core Equity Portfolio - Initial Class	212	1	15	(16)	-	41	(16)	25	25	237
MFS Growth Series - Initial Class	923	(6)	125	(106)	13	56	(182)	(126)	(113)	810
MFS Investors Trust Series - Initial Class	293	1	44	(22)	23	40	(43)	(3)	20	313
MFS Research Series - Initial Class	105	-	12	(4)	8	5	(4)	1	9	114
T. Rowe Price Equity Income Portfolio	8,458	149	981	406	1,536	451	(669)	(218)	1,318	9,776
T. Rowe Price International Stock Portfolio	3,039	12	158	(127)	43	208	(273)	(65)	(22)	3,017
T. Rowe Price Limited-Term Bond Portfolio	646	4	(2)	2	4	109	(84)	25	29	675
T. Rowe Price Mid-Cap Growth Portfolio	2,426	(16)	161	(14)	131	139	(201)	(62)	69	2,495

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2015

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2014	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2015
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$342	$1	$14	$(15)	$-	$8	$(50)	$(42)	$(42)	$300
Fidelity VIP Asset Manager Portfolio - Initial Class	724	5	54	(64)	(5)	20	(63)	(43)	(48)	676
Fidelity VIP Balanced Portfolio - Initial Class	242	2	8	(11)	(1)	4	(8)	(4)	(5)	237
Fidelity VIP Contrafund Portfolio - Initial Class	4,445	5	446	(454)	(3)	152	(527)	(375)	(378)	4,067
Fidelity VIP Equity-Income Portfolio - Initial Class	3,041	66	243	(448)	(139)	62	(220)	(158)	(297)	2,744
Fidelity VIP Government Money Market Portfolio - Initial Class	4,243	(35)	-	-	(35)	101	(445)	(344)	(379)	3,864
Fidelity VIP Growth - Initial Class	6,252	(41)	484	(70)	373	91	(673)	(583)	(210)	6,043
Fidelity VIP Growth and Income - Initial Class	162	2	10	(18)	(6)	23	(5)	18	12	174
Fidelity VIP Growth Opportunities Portfolio - Initial Class	153	(1)	24	(15)	8	11	(13)	(2)	6	159
Fidelity VIP High Income - Initial Class	281	14	8	(31)	(9)	4	(51)	(47)	(56)	225
Fidelity VIP Index 500 Portfolio - Initial Class	7,813	83	253	(298)	38	118	(577)	(459)	(421)	7,392
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	374	6	-	(11)	(5)	11	(24)	(13)	(18)	356
Fidelity VIP Mid Cap Portfolio - Initial Class	2,625	(10)	310	(349)	(49)	66	(213)	(147)	(196)	2,429
Fidelity VIP Overseas Portfolio - Initial Class	745	3	(17)	35	21	27	(73)	(46)	(25)	720
T. Rowe Price Equity Income Portfolio	257	2	13	(34)	(19)	8	(14)	(6)	(25)	232
T. Rowe Price International Stock Portfolio	168	-	24	(23)	1	9	(49)	(40)	(39)	129
T. Rowe Price Mid-Cap Growth Portfolio	490	(4)	111	(81)	26	71	(113)	(42)	(16)	474
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	707	-	12	(20)	(8)	27	(30)	(3)	(11)	696
Fidelity VIP Asset Manager Portfolio - Initial Class	432	1	32	(37)	(4)	7	(53)	(46)	(50)	382
Fidelity VIP Balanced Portfolio - Initial Class	950	3	39	(47)	(5)	45	(57)	(12)	(17)	933
Fidelity VIP Contrafund Portfolio - Initial Class	8,763	(19)	873	(880)	(26)	162	(870)	(708)	(734)	8,029
Fidelity VIP Equity-Income Portfolio - Initial Class	2,455	45	170	(335)	(120)	67	(196)	(129)	(249)	2,206
Fidelity VIP Government Money Market Portfolio - Initial Class	6,525	(76)	-	-	(76)	544	(900)	(356)	(432)	6,093
Fidelity VIP Growth - Initial Class	8,744	(88)	750	(161)	501	212	(762)	(550)	(49)	8,695
Fidelity VIP Growth and Income - Initial Class	998	9	57	(102)	(36)	31	(33)	(2)	(38)	960
Fidelity VIP Growth Opportunities Portfolio - Initial Class	2,779	(29)	411	(266)	116	54	(280)	(226)	(110)	2,669
Fidelity VIP High Income - Initial Class	526	27	2	(53)	(24)	13	(36)	(23)	(47)	479
Fidelity VIP Index 500 Portfolio - Initial Class	11,992	87	353	(426)	14	137	(661)	(523)	(509)	11,482
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	754	12	1	(26)	(13)	145	(97)	48	35	789
Fidelity VIP Mid Cap Portfolio - Initial Class	12,666	(95)	1,545	(1,729)	(279)	148	(1,347)	(1,199)	(1,478)	11,188
Fidelity VIP Overseas Portfolio - Initial Class	1,140	1	(45)	73	29	43	(154)	(111)	(82)	1,058
T. Rowe Price Equity Income Portfolio	2,219	11	72	(254)	(171)	125	(297)	(172)	(343)	1,876
T. Rowe Price International Stock Portfolio	1,198	(4)	78	(96)	(22)	54	(120)	(66)	(88)	1,110
T. Rowe Price Mid-Cap Growth Portfolio	5,109	(66)	767	(435)	266	125	(381)	(256)	10	5,119
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	3	-	-	-	-	1	(2)	(1)	(1)	2
Fidelity VIP Balanced Portfolio - Initial Class	58	-	2	(2)	-	-	(5)	(5)	(5)	53
Fidelity VIP Contrafund Portfolio - Initial Class	271	1	44	(46)	(1)	20	(34)	(14)	(15)	256
Fidelity VIP Equity-Income Portfolio - Initial Class	115	3	10	(19)	(6)	5	(3)	2	(4)	111
Fidelity VIP Government Money Market Portfolio - Initial Class	90	(1)	-	-	(1)	-	(6)	(6)	(7)	83
Fidelity VIP Growth - Initial Class	33	-	1	1	2	-	-	-	2	35
Fidelity VIP Growth Opportunities Portfolio - Initial Class	119	(1)	16	(9)	6	1	(7)	(6)	-	119
Fidelity VIP High Income - Initial Class	2	-	-	-	-	(1)	-	(1)	(1)	1
Fidelity VIP Index 500 Portfolio - Initial Class	410	4	15	(19)	-	23	(29)	(6)	(6)	404
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	53	1	2	(3)	-	-	(26)	(26)	(26)	27

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2015

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2014	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2015
Survivorship Variable Universal Life - (Continued)
Fidelity VIP Mid Cap Portfolio - Initial Class	$349	$(1)	$46	$(52)	$(7)	$11	$(20)	$(9)	$(16)	$333
Fidelity VIP Overseas Portfolio - Initial Class	97	-	(1)	3	2	4	(6)	(2)	-	97
T. Rowe Price Equity Income Portfolio	119	1	3	(13)	(9)	1	(7)	(6)	(15)	104
T. Rowe Price International Stock Portfolio	73	-	1	(3)	(2)	2	-	2	-	73
T. Rowe Price Mid-Cap Growth Portfolio	419	(4)	74	(47)	23	24	(30)	(6)	17	436
WealthQuest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	1,538	22	15	(25)	12	144	(99)	45	57	1,595
Alger Capital Appreciation Portfolio - Class I-2	4,379	(28)	599	(332)	239	159	(405)	(246)	(7)	4,372
Alger Growth & Income Portfolio - Class I-2	956	10	6	(11)	5	83	(23)	60	65	1,021
Alger Large Cap Growth Portfolio - Class I-2	1,967	(14)	266	(230)	22	60	(165)	(105)	(83)	1,884
Alger Mid Cap Growth Portfolio - Class I-2	3,178	(22)	27	(71)	(66)	107	(168)	(61)	(127)	3,051
Alger Small Cap Growth Portfolio - Class I-2	2,097	(15)	551	(614)	(78)	101	(174)	(73)	(151)	1,946
Federated Fund for U.S. Government Securities II	206	3	(1)	(4)	(2)	140	(21)	119	117	323
Federated High Income Bond Fund II - Primary Shares	979	48	7	(86)	(31)	63	(64)	(1)	(32)	947
Federated Kaufmann Fund II - Primary Shares	676	(5)	127	(81)	41	26	(95)	(69)	(28)	648
Federated Managed Volatility Fund II	511	19	7	(74)	(48)	117	(26)	91	43	554
Federated Quality Bond Fund II - Primary Shares	221	6	-	(9)	(3)	11	(11)	-	(3)	218
Fidelity VIP Contrafund Portfolio - Service Class 2	13,466	13	1,267	(1,320)	(40)	447	(856)	(409)	(449)	13,017
Fidelity VIP Equity-Income Portfolio - Service Class 2	1,091	25	139	(216)	(52)	85	(93)	(8)	(60)	1,031
Fidelity VIP Government Money Market Portfolio - Service Class 2	5,044	(34)	-	-	(34)	543	(502)	41	7	5,051
Fidelity VIP Growth and Income - Service Class 2	535	7	35	(59)	(17)	44	(24)	20	3	538
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	1,777	(13)	232	(139)	80	96	(107)	(11)	69	1,846
Fidelity VIP Index 500 Portfolio - Service Class 2	9,784	108	206	(281)	33	367	(603)	(236)	(203)	9,581
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	509	9	(2)	(13)	(6)	34	(73)	(39)	(45)	464
Fidelity VIP Mid Cap Portfolio - Service Class 2	23,765	(107)	3,452	(3,850)	(505)	2,238	(3,057)	(819)	(1,324)	22,441
Fidelity VIP Value Portfolio - Service Class 2	369	6	142	(154)	(6)	275	(283)	(8)	(14)	355
Fidelity VIP Value Strategies - Service Class 2	845	1	226	(260)	(33)	319	(354)	(35)	(68)	777
Invesco V.I. Diversified Dividend Fund - Series I	169	2	2	(2)	2	25	(6)	19	21	190
Invesco V.I. Global Health Care Fund - Series I	1,237	(9)	260	(231)	20	245	(252)	(7)	13	1,250
Invesco V.I. Global Real Estate Fund - Series I	2,749	70	(28)	(100)	(58)	150	(282)	(132)	(190)	2,559
Invesco V.I. Managed Volatility Fund - Series I	2,681	18	999	(1,093)	(76)	202	(349)	(147)	(223)	2,458
Invesco V.I. Mid Cap Growth Fund - Series I	203	(1)	25	(22)	2	17	(28)	(11)	(9)	194
Invesco V.I. Small Cap Equity Fund - Series I	677	(4)	181	(214)	(37)	40	(127)	(87)	(124)	553
Invesco V.I. Technology Fund - Series I	909	(6)	138	(77)	55	54	(92)	(38)	17	926
MFS Core Equity Portfolio - Initial Class	225	1	116	(120)	(3)	230	(240)	(10)	(13)	212
MFS Growth Series - Initial Class	875	(5)	67	(4)	58	30	(40)	(10)	48	923
MFS Investors Trust Series - Initial Class	302	1	37	(39)	(1)	12	(20)	(8)	(9)	293
MFS Research Series - Initial Class	112	-	13	(13)	-	8	(15)	(7)	(7)	105
T. Rowe Price Equity Income Portfolio	9,473	100	282	(1,074)	(692)	327	(650)	(323)	(1,015)	8,458
T. Rowe Price International Stock Portfolio	3,153	7	53	(103)	(43)	176	(247)	(71)	(114)	3,039
T. Rowe Price Limited-Term Bond Portfolio	656	2	-	(6)	(4)	43	(49)	(6)	(10)	646
T. Rowe Price Mid-Cap Growth Portfolio	2,395	(16)	358	(202)	140	65	(174)	(109)	31	2,426

See accompanying notes to the financial statements.

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

American National Variable Life Separate Account (“Separate Account”) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (“Sponsor”). The Separate Account began operations on February 20, 1991. The Separate Account’s assets are segregated from the Sponsor’s general assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2016, there are 50 active subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trusts, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc.

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management’s estimates.

Investments - Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1	Unadjusted quoted prices from active markets for identical assets.
Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly from market data or can be corroborated through observed market data.
Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Fund’s managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period.

Federal Taxes - The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

(2)	SECURITY PURCHASES AND SALES

For the period ended December 31, 2016, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual portfolios were as follows (in thousands):

Fund	Purchases	Sales

Alger Balanced Portfolio - Class I-2	$128	$79
Alger Capital Appreciation Portfolio - Class I-2	259	336
Alger Growth & Income Portfolio - Class I-2	77	64
Alger Large Cap Growth Portfolio - Class I-2	166	250
Alger Mid Cap Growth Portfolio - Class I-2	161	291
Alger Small Cap Growth Portfolio - Class I-2	337	194
Federated Fund for U.S. Government Securities II	149	37
Federated High Income Bond Fund II - Primary Shares	151	79
Federated Kaufmann Fund II - Primary Shares	87	25
Federated Managed Volatility Fund II	64	29
Federated Quality Bond Fund II - Primary Shares	38	13
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	59	116
Fidelity VIP Asset Manager Portfolio - Initial Class	89	122
Fidelity VIP Balanced Portfolio - Initial Class	118	85
Fidelity VIP Contrafund Portfolio - Initial Class	1,234	1,040
Fidelity VIP Contrafund Portfolio - Service Class 2	1,645	894
Fidelity VIP Equity-Income Portfolio - Initial Class	534	391
Fidelity VIP Equity-Income Portfolio - Service Class 2	170	118
Fidelity VIP Government Money Market Portfolio - Initial Class	561	820
Fidelity VIP Government Money Market Portfolio - Service Class 2	470	895
Fidelity VIP Growth - Initial Class	1,529	1,404
Fidelity VIP Growth and Income - Initial Class	138	110
Fidelity VIP Growth and Income - Service Class 2	7,203	23
Fidelity VIP Growth Opportunities Portfolio - Initial Class	105	238
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	181	182
Fidelity VIP High Income - Initial Class	59	80
Fidelity VIP Index 500 Portfolio - Initial Class	494	1,467
Fidelity VIP Index 500 Portfolio - Service Class 2	773	933
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	47	287
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	135	152
Fidelity VIP Mid Cap Portfolio - Initial Class	1,023	1,150
Fidelity VIP Mid Cap Portfolio - Service Class 2	2,322	1,719
Fidelity VIP Overseas Portfolio - Initial Class	84	197
Fidelity VIP Value Portfolio - Service Class 2	38	50
Fidelity VIP Value Strategies - Service Class 2	57	94
Invesco V.I. Diversified Dividend Fund - Series I	59	18
Invesco V.I. Global Health Care Fund - Series I	231	157
Invesco V.I. Global Real Estate Fund - Series I	220	243
Invesco V.I. Managed Volatility Fund - Series I	218	272
Invesco V.I. Mid Cap Growth Fund - Series I	27	15
Invesco V.I. Small Cap Equity Fund - Series I	74	63
Invesco V.I. Technology Fund - Series I	105	67
MFS Core Equity Portfolio - Initial Class	37	16
MFS Growth Series - Initial Class	102	185
MFS Investors Trust Series - Initial Class	75	44
MFS Research Series - Initial Class	16	4
T. Rowe Price Equity Income Portfolio	1,867	994
T. Rowe Price International Stock Portfolio	468	417
T. Rowe Price Limited-Term Bond Portfolio	114	85
T. Rowe Price Mid-Cap Growth Portfolio	748	853

Total	$25,046	$17,397

(3)        POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges - The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Variable Universal Life	0.90%
WealthQuest III Variable Universal Life	0.70%

Monthly Administrative Charges - A monthly charge to the accumulated value will be deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Variable Universal Life	$5.00
WealthQuest III Variable Universal Life	$7.50

Surrender Charge - A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge - After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for Wealthquest III Variable Universal Life, which imposes a $10 transfer fee.

Premium Charge - Premium loads vary by product as follows:

Investrac Gold Variable Universal Life - a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.

Investrac Advantage Variable Universal Life - no sales charges or loads.

Survivorship Variable Universal Life - up to a 3% sales charge.

WealthQuest III Variable Universal Life - up to a 6% sales charge.

(4) FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see Note 3). Differences in fee structures result in a variety of expense ratios and total returns. The following table was developed by determining which products offered by the Separate Account have the lowest and highest total return (all ratios are percentages):

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio - Class I-2
2016	947	1.85	1,744	1.98	0.70	8.19
2015	933	1.71	1,595	2.11	0.70	0.59
2014	906	1.70	1,538	1.92	0.70	8.97
2013	993	1.56	1,550	1.22	0.70	14.47
2012	998	1.36	1,361	1.37	0.70	5.48
Alger Capital Appreciation Portfolio - Class I-2
2016	1,424	3.01	4,274	0.95	0.70	-
2015	1,454	3.01	4,372	11.15	0.70	5.61
2014	1,536	2.85	4,379	15.42	0.70	13.10
2013	1,565	2.52	3,950	12.03	0.70	34.25
2012	1,563	1.88	2,939	1.14	0.70	17.47
Alger Growth & Income Portfolio - Class I-2
2016	566	1.94	1,096	1.79	0.70	9.60
2015	577	1.77	1,021	1.72	0.70	0.57
2014	542	1.76	956	2.19	0.70	11.39
2013	567	1.58	894	1.98	0.70	29.01
2012	602	1.22	737	3.37	0.70	11.55
Alger Large Cap Growth Portfolio - Class I-2
2016	944	1.89	1,777	0.33	0.70	(1.05)
2015	986	1.91	1,884	10.91	0.70	1.06
2014	1,039	1.89	1,967	16.10	0.70	9.88
2013	1,100	1.72	1,888	0.80	0.70	34.14
2012	1,135	1.28	1,453	1.22	0.70	9.09
Alger Mid Cap Growth Portfolio - Class I-2
2016	1,424	2.08	2,949	-	0.70	0.48
2015	1,477	2.07	3,051	-	0.70	(1.90)
2014	1,504	2.11	3,178	-	0.70	7.11
2013	1,598	1.97	3,149	0.34	0.70	34.89
2012	1,627	1.46	2,377	-	0.70	15.39
Alger Small Cap Growth Portfolio - Class I-2
2016	719	2.71	1,944	13.62	0.70	5.86
2015	759	2.56	1,946	27.90	0.70	(4.12)
2014	785	2.67	2,097	9.05	0.70	(0.37)
2013	805	2.68	2,155	13.46	0.70	33.32
2012	862	2.01	1,732	22.10	0.70	11.71
Federated Fund for U.S. Government Securities II
2016	300	1.36	407	2.47	0.70	0.74
2015	240	1.35	323	1.89	0.70	-
2014	153	1.35	206	2.74	0.70	3.85
2013	173	1.30	225	3.20	0.70	(2.73)
2012	157	1.33	209	3.68	0.70	2.25
Federated High Income Bond Fund II - Primary Shares
2016	411	2.73	1,118	6.10	0.70	14.23
2015	397	2.39	947	5.71	0.70	(3.24)
2014	397	2.47	979	5.91	0.70	2.07
2013	396	2.42	958	6.77	0.70	6.24
2012	403	2.28	917	7.47	0.70	13.89

Federated Kaufmann Fund II - Primary Shares
2016	291	2.38	690	6.58	0.70	3.03
2015	281	2.31	648	15.10	0.70	5.96
2014	310	2.18	676	10.64	0.70	9.00
2013	324	2.00	649	8.29	0.70	39.15
2012	322	1.44	464	-	0.70	16.46
Federated Managed Volatility Fund II
2016	308	1.88	579	4.77	0.70	6.82
2015	316	1.76	554	4.70	0.70	(7.85)
2014	267	1.91	511	10.54	0.70	3.24
2013	229	1.85	425	2.94	0.70	-
2012	245	1.53	375	8.65	0.70	12.75
Federated Quality Bond Fund II - Primary Shares
2016	161	1.52	244	3.46	0.70	3.40
2015	149	1.47	218	3.65	0.70	(0.68)
2014	149	1.48	221	3.93	0.70	2.78
2013	183	1.44	264	4.81	0.70	0.33
2012	258	1.43	370	4.15	0.70	8.95
Fidelity VIP Asset Manager Growth Portfolio - Initial Class
2016	431	1.89 to 26.69	931	2.80	0.90 to 1.25	1.07 to 1.68
2015	473	1.87 to 26.25	998	1.27	0.90 to 1.25	(1.06) to (0.83)
2014	487	1.89 to 26.47	1,052	1.16	0.90 to 1.25	4.91 to 5.19
2013	514	1.80 to 2.89	1,059	1.31	0.90 to 1.25	20.89 to 21.32
2012	527	1.49 to 20.79	900	1.74	0.90 to 1.25	14.01 to 14.41
Fidelity VIP Asset Manager Portfolio - Initial Class
2016	396	1.92 to 3.06	992	5.56	0.90 to 1.25	1.59 to 2.34
2015	428	1.89 to 2.99	1,058	8.67	0.90 to 1.25	(1.05) to (0.99)
2014	466	1.91 to 3.02	1,156	6.11	0.90 to 1.25	4.37 to 4.86
2013	544	1.83 to 2.88	1,296	1.79	0.90 to 1.25	14.27 to 14.67
2012	594	1.60 to 2.51	1,227	2.24	0.90 to 1.25	11.07 to 11.46
Fidelity VIP Balanced Portfolio - Initial Class
2016	603	2.01 to 32.24	1,298	3.73	0.90 to 1.25	5.79 to 6.44
2015	602	1.90 to 30.29	1,223	4.61	0.90 to 1.25	(1.01) to 0.00
2014	610	1.90 to 30.39	1,250	13.69	0.90 to 1.25	8.79 to 9.28
2013	632	1.82 to 27.81	1,192	5.92	0.90 to 1.25	18.17 to 18.59
2012	680	1.47 to 23.45	1,084	6.73	0.90 to 1.25	13.63 to 14.03
Fidelity VIP Contrafund Portfolio - Initial Class
2016	2,826	3.65 to 70.25	12,399	8.54	0.90 to 1.25	6.41 to 7.15
2015	3,011	3.43 to 65.56	12,352	10.17	0.90 to 1.25	(0.58) to (0.16)
2014	3,271	3.45 to 65.71	13,479	2.95	0.90 to 1.25	10.58 to 10.94
2013	3,465	3.12 to 59.23	12,863	1.09	0.90 to 1.25	29.66 to 30.11
2012	3,768	2.40 to 45.52	10,815	1.36	0.90 to 1.25	14.96 to 15.36
Fidelity VIP Contrafund Portfolio - Service Class 2
2016	4,551	3.00	13,607	8.41	0.70	7.53
2015	4,658	2.79	13,017	9.97	0.70	(0.36)
2014	4,805	2.80	13,466	2.79	0.70	10.67
2013	5,047	2.53	12,758	0.87	0.70	30.04
2012	5,128	1.94	9,969	1.19	0.70	15.32
Fidelity VIP Equity-Income Portfolio - Initial Class
2016	1,543	2.58 to 57.04	5,597	8.46	0.90 to 1.25	16.22 to 17.08
2015	1,619	2.22 to 48.72	5,061	12.71	0.90 to 1.25	(5.13) to (4.74)
2014	1,708	2.34 to 51.19	5,611	4.23	0.90 to 1.25	7.34 to 7.75
2013	1,814	2.18 to 47.51	5,511	9.28	0.90 to 1.25	26.56 to 27.00
2012	1,915	1.72 to 37.41	4,610	9.61	0.90 to 1.25	15.84 to 16.25
Fidelity VIP Equity-Income Portfolio - Service Class 2
2016	587	1.95	1,139	8.39	0.70	17.47
2015	621	1.66	1,031	12.63	0.70	(5.14)
2014	624	1.75	1,091	4.14	0.70	8.02
2013	649	1.62	1,052	7.33	0.70	26.94
2012	620	1.28	791	9.81	0.70	16.23

Fidelity VIP Government Money Market Portfolio - Initial Class
2016	7,646	1.14 to 1.52	9,752	0.20	0.90 to 1.25	(0.85) to 0.00
2015	7,792	1.14 to 1.53	10,040	0.03	0.90 to 1.25	(1.68) to (0.87)
2014	8,321	1.15 to 1.55	10,858	0.01	0.90 to 1.25	(0.86) to (0.64)
2013	8,622	1.20 to 1.56	11,458	0.03	0.90 to 1.25	(1.21) to (0.87)
2012	8,970	1.17 to 1.57	12,079	0.14	0.90 to 1.25	(1.1) to (0.70)
Fidelity VIP Government Money Market Portfolio - Service Class 2
2016	4,844	0.96	4,626	0.02	0.70	-
2015	5,254	0.96	5,051	0.02	0.70	(1.03)
2014	5,212	0.97	5,044	0.01	0.70	-
2013	4,789	0.97	4,667	0.01	0.70	(0.68)
Fidelity VIP Growth - Initial Class
2016	4,605	2.32 to 75.51	13,556	9.53	0.90 to 1.25	(0.43) to 0.00
2015	5,022	2.33 to 75.51	14,772	3.40	0.90 to 1.25	5.91 to 6.22
2014	5,390	2.20 to 71.09	15,028	0.19	0.90 to 1.25	10.00 to 10.30
2013	5,774	2.00 to 3.99	14,632	0.35	0.90 to 1.25	34.64 to 35.12
2012	6,288	1.49 to 47.70	11,801	0.62	0.90 to 1.25	13.25 to 13.65
Fidelity VIP Growth and Income - Initial Class
2016	559	2.00 to 33.47	1,247	7.39	0.90 to 1.25	14.57 to 15.61
2015	583	1.73 to 29.06	1,134	7.06	0.90 to 1.25	(3.40) to (3.13)
2014	575	1.79 to 30.00	1,160	1.76	0.90 to 1.25	8.99 to 9.45
2013	613	1.64 to 1.89	1,139	1.92	0.90 to 1.25	31.91 to 32.37
2012	642	1.24 to 1.43	906	2.39	0.90 to 1.25	17.08 to 17.49
Fidelity VIP Growth and Income - Service Class 2
2016	292	2.20	639	7.14	0.70	15.79
2015	283	1.90	538	7.08	0.70	(3.55)
2014	272	1.97	535	1.61	0.70	9.44
2013	269	1.80	484	6.87	0.70	32.32
2012	261	1.36	354	2.24	0.70	17.41
Fidelity VIP Growth Opportunities Portfolio - Initial Class
2016	1,452	1.51 to 35.35	2,750	2.21	0.90 to 1.25	(0.66) to (0.45)
2015	1,548	1.52 to 35.51	2,947	10.10	0.90 to 1.25	3.93 to 4.83
2014	1,672	1.45 to 33.93	3,051	0.31	0.90 to 1.25	11.17 to 11.54
2013	1,773	1.30 to 1.60	2,920	0.34	0.90 to 1.25	39.19 to 36.66
2012	2,153	0.95 to 22.33	2,592	0.43	0.90 to 1.25	18.12 to 18.53
Fidelity VIP Growth Opportunities Portfolio - Service Class 2
2016	816	2.21	1,804	1.97	0.70	(0.45)
2015	830	2.22	1,846	10.32	0.70	4.23
2014	836	2.13	1,777	0.08	0.70	11.52
2013	881	1.91	1,685	0.10	0.70	36.58
2012	863	1.40	1,208	0.17	0.70	18.48
Fidelity VIP High Income - Initial Class
2016	386	1.73 to 19.46	746	5.38	0.90 to 1.25	13.07 to 13.67
2015	412	1.53 to 17.12	705	6.60	0.90 to 1.25	(4.97) to (4.46)
2014	445	1.61 to 17.92	809	5.57	0.90 to 1.25	0.00 to 0.42
2013	494	1.61 to 17.88	910	5.76	0.90 to 1.25	4.63 to 5.00
2012	512	1.54 to 17.03	910	5.69	0.90 to 1.25	12.8 to 13.19
Fidelity VIP Index 500 Portfolio - Initial Class
2016	6,130	2.50 to 330.55	20,146	1.54	0.90 to 1.25	10.62 to 10.98
2015	6,485	2.26 to 297.85	19,279	2.06	0.90 to 1.25	0.00 to 0.42
2014	6,801	2.26 to 296.59	20,216	1.70	0.90 to 1.25	12.44 to 12.69
2013	7,326	2.01 to 263.51	19,357	2.88	0.90 to 1.25	30.60 to 31.06
2012	7,914	1.54 to 201.06	15,982	3.43	0.90 to 1.25	14.46 to 14.87
Fidelity VIP Index 500 Portfolio - Service Class 2
2016	4,540	2.30	10,414	1.44	0.70	11.11
2015	4,628	2.07	9,581	1.88	0.70	0.49
2014	4,744	2.06	9,784	1.55	0.70	12.57
2013	4,940	1.83	9,057	2.69	0.70	30.99
2012	5,020	1.40	7,026	3.25	0.70	14.82

Fidelity VIP Investment Grade Bond Portfolio - Initial Class
2016	423	1.96 to 25.23	945	2.17	0.90 to 1.25	3.70 to 3.91
2015	554	1.89 to 24.28	1,172	2.72	0.90 to 1.25	(2.07) to (1.46)
2014	534	1.93 to 24.64	1,181	2.26	0.90 to 1.25	4.74 to 4.89
2013	536	1.84 to 2.53	1,134	3.38	0.90 to 1.25	(3.00) to (2.66)
2012	610	1.90 to 24.14	1,337	4.95	0.90 to 1.25	4.57 to 4.94
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
2016	312	1.47	458	2.17	0.70	3.52
2015	327	1.42	464	2.47	0.70	(1.39)
2014	354	1.44	509	2.01	0.70	5.11
2013	387	1.37	531	3.32	0.70	(2.75)
2012	384	1.41	542	4.98	0.70	4.86
Fidelity VIP Mid Cap Portfolio - Initial Class
2016	2,314	6.01 to 73.05	14,479	6.40	0.90 to 1.25	10.89 to 11.36
2015	2,475	5.42 to 65.60	13,950	12.75	0.90 to 1.25	(2.52) to (2.28)
2014	2,710	5.56 to 67.13	15,640	2.56	0.90 to 1.25	4.91 to 5.34
2013	2,911	5.30 to 5.81	15,974	8.75	0.90 to 1.25	34.54 to 35.01
2012	3,097	3.94 to 47.20	12,673	8.49	0.90 to 1.25	13.39 to 13.79
Fidelity VIP Mid Cap Portfolio - Service Class 2
2016	-	-	-	-	-	-
2015	-	-	-	18.56	0.70	-
2014	877	1.88	1,648	-	0.70	12.57
2013	930	-	1,551	0.10	0.70	35.76
2012	1,011	-	1,242	-	0.70	10.74
Fidelity VIP Mid Cap Portfolio - Service Class 2
2016	6,122	3.92	23,954	6.33	0.70	11.36
2015	6,375	3.52	22,441	12.17	0.70	(2.22)
2014	6,137	3.60	22,117	2.37	0.70	5.26
2013	6,499	3.42	22,242	13.60	0.70	34.92
2012	6,631	2.54	16,820	8.85	0.70	13.75
Fidelity VIP Overseas Portfolio - Initial Class
2016	833	1.65 to 30.53	1,637	1.59	0.90 to 1.25	(6.25) to (5.80)
2015	903	1.76 to 32.41	1,875	1.45	0.90 to 1.25	2.33 to 2.98
2014	984	1.72 to 31.56	1,982	1.34	0.90 to 1.25	(8.99) to (8.89)
2013	1,073	1.89 to 34.64	2,380	1.73	0.90 to 1.25	28.82 to 29.27
2012	1,123	1.47 to 26.80	1,935	2.30	0.90 to 1.25	19.23 to 19.65
Fidelity VIP Value Portfolio - Service Class 2
2016	-	-	-	-	-	-
2015	-	-	-	3.20	0.70	-
2014	160	1.56	250	0.94	0.70	12.23
2013	171	1.39	238	0.42	0.70	33.94
2012	166	1.04	172	2.37	0.70	12.82
Fidelity VIP Value Portfolio - Service Class 2
2016	183	2.02	369	1.38	0.70	10.99
2015	195	1.82	355	18.58	0.70	(1.62)
2014	64	1.85	119	5.15	0.70	10.12
2013	77	1.68	130	6.78	0.70	31.26
2012	86	1.28	110	1.60	0.70	19.70
Fidelity VIP Value Strategies - Service Class 2
2016	368	2.19	802	0.89	0.70	8.96
2015	386	2.01	777	0.99	0.70	(3.83)
2014	404	2.09	845	0.80	0.70	5.56
2013	427	1.98	844	0.70	0.70	29.28
2012	427	1.53	653	0.38	0.70	26.17
Invesco V.I. Diversified Dividend Fund - Series I
2016	6	46.98	281	1.27	0.70	14.31
2015	5	41.10	190	1.67	0.70	1.36
2014	4	40.55	169	1.79	0.70	12.05
2013	4	-	134	2.31	0.70	30.12
2012	3	27.82	87	1.99	0.70	17.89

Invesco V.I. Global Health Care Fund - Series I
2016	455	2.25	1,023	13.99	0.70	(11.76)
2015	489	2.55	1,250	9.01	0.70	2.41
2014	496	2.49	1,237	4.05	0.70	18.57
2013	474	1.29	995	0.68	0.70	39.56
2012	486	1.50	731	-	0.70	20.05
Invesco V.I. Global Real Estate Fund - Series I
2016	728	3.45	2,505	3.52	0.70	1.77
2015	754	3.39	2,559	3.35	0.70	(2.31)
2014	792	3.47	2,749	1.65	0.70	13.77
2013	799	2.10	2,437	3.76	0.70	2.00
2012	829	2.99	2,479	0.57	0.70	27.22
Invesco V.I. Managed Volatility Fund - Series I
2016	1,038	2.43	2,516	4.74	0.70	9.95
2015	1,114	2.21	2,458	36.74	0.70	(2.64)
2014	1,181	2.27	2,681	7.77	0.70	19.47
2013	1,221	2.14	2,314	5.36	0.70	9.98
2012	1,267	1.72	2,184	6.72	0.70	2.87
Invesco V.I. Mid Cap Growth Fund - Series I
2016	13	14.28	188	9.95	0.70	0.28
2015	14	14.24	194	8.07	0.70	0.49
2014	14	14.17	203	-	0.70	7.27
2013	15	13.21	199	0.39	0.70	36.06
2012	17	9.71	161	0.06	0.70	(54.47)
Invesco V.I. Small Cap Equity Fund - Series I
2016	258	2.28	588	7.01	0.70	11.76
2015	271	2.04	553	20.01	0.70	(6.42)
2014	311	2.18	677	8.52	0.70	1.87
2013	313	-	671	1.03	0.70	36.51
2012	315	1.57	494	-	0.70	13.09
Invesco V.I. Technology Fund - Series I
2016	615	1.49	914	4.35	0.70	(1.32)
2015	614	1.51	926	10.03	0.70	6.34
2014	640	1.42	909	8.27	0.70	10.08
2013	692	1.90	892	8.02	0.70	24.27
2012	726	1.04	753	-	0.70	10.49
MFS Core Equity Portfolio - Initial Class
2016	9	25.75	237	8.91	0.70	10.90
2015	9	23.22	212	14.18	0.70	1,096.91
2014	116	1.94	225	0.74	0.70	10.23
2013	126	1.76	221	1.03	0.70	33.66
2012	122	1.32	160	0.81	0.70	15.41
MFS Growth Series - Initial Class
2016	329	2.47	810	5.77	0.70	2.07
2015	381	2.42	923	5.56	0.70	6.61
2014	386	2.27	875	6.56	0.70	8.10
2013	434	2.10	911	0.99	0.70	35.90
2012	428	1.54	661	-	0.70	16.56
MFS Investors Trust Series - Initial Class
2016	137	2.29	313	11.88	0.70	8.02
2015	138	2.12	293	12.10	0.70	(0.47)
2014	142	2.13	302	8.46	0.70	10.36
2013	157	1.93	303	1.06	0.70	31.13
2012	168	1.48	248	0.89	0.70	18.34
MFS Research Series - Initial Class
2016	47	2.42	114	10.96	0.70	8.04
2015	47	2.24	105	8.30	0.70	-
2014	50	2.24	112	8.58	0.70	9.80
2013	52	2.04	105	0.56	0.70	31.36
2012	50	1.56	78	0.79	0.70	16.44

T. Rowe Price Equity Income Portfolio
2016	4,911	2.39 to 45.91	12,127	12.12	0.70 to 1.25	17.80 to 18.81
2015	5,101	2.02 to 38.83	10,670	3.91	0.70 to 1.25	(8.17) to (7.34)
2014	5,324	2.18 to 42.06	12,068	1.74	0.70 to 1.25	6.20 to 6.40
2013	5,578	2.05 to 2.42	11,864	1.56	0.70 to 1.25	28.11 to 28.82
2012	5,792	1.59 to 30.75	9,587	2.19	0.70 to 1.25	15.68 to 16.32
T. Rowe Price International Stock Portfolio
2016	2,547	1.38 to 20.08	4,291	4.74	0.70 to 1.25	0.68 to 1.73
2015	2,620	1.36 to 19.82	4,351	2.89	0.70 to 1.25	(2.16) to (1.70)
2014	2,725	1.39 to 20.18	4,592	1.63	0.70 to 1.25	(2.61) to (1.68)
2013	2,810	1.53 to 1.79	4,831	0.85	0.70 to 1.25	12.64 to 13.26
2012	2,928	1.25 to 18.24	4,445	1.27	0.70 to 1.25	16.95 to 17.60
T. Rowe Price Limited-Term Bond Portfolio
2016	493	1.37	675	1.36	0.70	0.74
2015	475	1.36	646	1.08	0.70	(0.73)
2014	480	1.37	656	1.21	0.70	-
2013	438	1.37	599	1.56	0.70	(0.57)
2012	442	1.38	607	2.22	0.70	1.73
T. Rowe Price Mid-Cap Growth Portfolio
2016	1,559	3.94 to 64.33	8,312	6.39	0.70 to 1.25	5.02 to 5.63
2015	1,660	3.73 to 61.02	8,455	13.43	0.70 to 1.25	5.28 to 5.97
2014	1,745	3.52 to 57.78	8,413	11.06	0.70 to 1.25	11.59 to 12.46
2013	1,846	3.13 to 4.92	7,976	8.75	0.70 to 1.25	35.00 to 35.74
2012	1,923	2.31 to 38.05	6,141	9.42	0.70 to 1.25	12.47 to 13.09

1	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
2	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.
3	These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented

(5) UNIT CHANGES

The changes in units outstanding for the periods ended December 31, 2016 and 2015 were as follows:

		2015			2016

Fund	December 31, 2014 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2015 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2016 Units Outstanding

Alger Balanced Portfolio - Class I-2	906,408	84,997	58,238	933,167	61,406	47,912	946,661
Alger Capital Appreciation Portfolio - Class I-2	1,535,801	53,426	135,083	1,454,144	84,686	114,799	1,424,031
Alger Growth & Income Portfolio - Class I-2	541,612	47,860	12,570	576,902	37,475	48,426	565,951
Alger Large Cap Growth Portfolio - Class I-2	1,039,434	30,413	84,249	985,598	93,253	134,759	944,092
Alger Mid Cap Growth Portfolio - Class I-2	1,503,976	50,018	76,873	1,477,121	97,627	150,897	1,423,851
Alger Small Cap Growth Portfolio - Class I-2	785,142	37,445	63,739	758,848	38,426	78,466	718,808
Federated Fund for U.S. Government Securities II	152,781	102,852	15,260	240,373	103,246	44,037	299,582
Federated High Income Bond Fund II - Primary Shares	397,273	25,311	25,682	396,902	44,045	29,843	411,104
Federated Kaufmann Fund II - Primary Shares	309,735	11,281	39,855	281,161	20,478	10,795	290,844
Federated Managed Volatility Fund II	267,066	61,779	13,220	315,625	22,157	29,286	308,496
Federated Quality Bond Fund II - Primary Shares	148,704	7,411	7,430	148,685	20,697	8,302	161,080
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	487,245	16,301	30,917	472,629	18,618	60,083	431,164
Fidelity VIP Asset Manager Portfolio - Initial Class	466,314	9,607	48,037	427,884	12,578	44,375	396,087
Fidelity VIP Balanced Portfolio - Initial Class	609,512	25,354	32,985	601,881	37,455	36,510	602,826
Fidelity VIP Contrafund Portfolio - Initial Class	3,270,802	72,078	331,760	3,011,120	49,464	234,289	2,826,295
Fidelity VIP Contrafund Portfolio - Service Class 2	4,804,592	156,976	303,826	4,657,742	206,991	313,590	4,551,143
Fidelity VIP Equity-Income Portfolio - Initial Class	1,708,211	42,778	131,733	1,619,256	34,539	111,230	1,542,565
Fidelity VIP Equity-Income Portfolio - Service Class 2	624,408	50,109	53,843	620,674	47,396	81,429	586,641
Fidelity VIP Government Money Market Portfolio - Initial Class	8,321,191	527,320	1,056,331	7,792,180	485,692	631,816	7,646,056
Fidelity VIP Government Money Market Portfolio - Service Class 2	5,211,588	562,403	519,981	5,254,010	542,214	951,734	4,844,490
Fidelity VIP Growth - Initial Class	5,389,884	112,101	480,346	5,021,639	81,427	498,529	4,604,537
Fidelity VIP Growth and Income - Initial Class	574,995	26,900	19,057	582,838	30,960	54,669	559,129
Fidelity VIP Growth and Income - Service Class 2	271,858	22,773	12,061	282,570	20,130	11,058	291,642
Fidelity VIP Growth Opportunities Portfolio - Initial Class	1,672,059	37,966	162,481	1,547,544	31,636	127,477	1,451,703
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	836,374	42,461	48,559	830,276	85,102	98,926	816,452
Fidelity VIP High Income - Initial Class	444,842	10,224	43,256	411,810	12,880	38,966	385,724
Fidelity VIP Index 500 Portfolio - Initial Class	6,801,063	83,605	399,357	6,485,311	67,863	422,990	6,130,184
Fidelity VIP Index 500 Portfolio - Service Class 2	4,744,087	175,933	291,651	4,628,369	339,377	427,914	4,539,832
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	534,411	80,437	60,364	554,484	13,788	144,872	423,400
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	353,544	24,636	50,918	327,262	87,235	102,810	311,687
Fidelity VIP Mid Cap Portfolio - Initial Class	2,709,939	36,853	271,464	2,475,328	29,535	191,258	2,313,605
Fidelity VIP Mid Cap Portfolio - Service Class 2	7,014,429	595,594	1,235,358	6,374,665	227,616	480,086	6,122,195
Fidelity VIP Overseas Portfolio - Initial Class	983,930	35,115	115,918	903,127	35,357	105,145	833,339
Fidelity VIP Value Portfolio - Service Class 2	224,189	143,355	172,286	195,258	16,130	28,479	182,909
Fidelity VIP Value Strategies - Service Class 2	403,872	144,473	162,203	386,142	26,758	45,391	367,509
Invesco V.I. Diversified Dividend Fund - Series I	4,167	604	155	4,616	1,818	441	5,993
Invesco V.I. Global Health Care Fund - Series I	495,924	90,538	97,092	489,370	41,419	75,403	455,386
Invesco V.I. Global Real Estate Fund - Series I	792,106	43,052	81,387	753,771	44,967	70,626	728,112
Invesco V.I. Managed Volatility Fund - Series I	1,180,931	88,079	154,666	1,114,344	50,608	126,540	1,038,412
Invesco V.I. Mid Cap Growth Fund - Series I	14,301	1,225	1,917	13,609	612	1,052	13,169
Invesco V.I. Small Cap Equity Fund - Series I	310,796	18,988	59,183	270,601	18,351	30,459	258,493
Invesco V.I. Technology Fund - Series I	639,518	36,973	62,227	614,264	50,069	49,111	615,222
MFS Core Equity Portfolio - Initial Class	115,923	10,397	117,183	9,137	724	643	9,218
MFS Growth Series - Initial Class	385,568	12,317	16,937	380,948	22,966	75,378	328,536
MFS Investors Trust Series - Initial Class	141,506	5,914	9,395	138,025	18,506	19,765	136,766
MFS Research Series - Initial Class	49,977	3,410	6,514	46,873	2,090	1,813	47,150
T. Rowe Price Equity Income Portfolio	5,323,678	209,657	432,696	5,100,639	252,341	442,362	4,910,618
T. Rowe Price International Stock Portfolio	2,724,631	139,270	244,245	2,619,656	178,601	250,760	2,547,497
T. Rowe Price Limited-Term Bond Portfolio	480,138	30,287	35,843	474,582	80,694	62,653	492,623
T. Rowe Price Mid-Cap Growth Portfolio	1,745,068	56,980	141,597	1,660,451	53,869	155,114	1,559,206

	80,455,503	4,295,836	8,027,928	76,723,411	3,981,872	7,303,268	73,402,015

AMERICAN NATIONAL INSURANCE COMPANY

FINANCIAL STATEMENTS

Item 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2016. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 10, 2017, expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Houston, Texas

March 10, 2017

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited American National Insurance Company’s (the Company) internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. Material weaknesses related to ineffective internal controls over the measurement and presentation of deferred income taxes, the recognition and disclosure of the amount of collateral under equity option derivative arrangements and the information and communication controls over these areas have been identified and included in management’s assessment.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial position of American National Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2016, and the related financial statement schedules I to V. This material weakness was considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2016 consolidated financial statements, and this report does not affect our report dated March 10, 2017, which expressed an unqualified opinion on those consolidated financial statements.

In our opinion, because of the effect of the aforementioned material weaknesses on the achievement of the objectives of the control criteria, American National Insurance Company has not maintained effective internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We do not express an opinion or any other form of assurance on management’s statements referring to corrective actions taken after December 31, 2016, relative to the aforementioned material weaknesses in internal control over financial reporting.

/s/ KPMG LLP

Houston, Texas

March 10, 2017

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands, except share data)

	December 31,
	2016	2015
		(As Revised)
ASSETS
Fixed maturity, bonds held-to-maturity, at amortized cost (Fair value $7,496,692 and $7,755,553)	$7,251,385	$7,609,420
Fixed maturity, bonds available-for-sale, at fair value (Amortized cost $5,668,984 and $5,427,831)	5,803,276	5,483,916
Equity securities, at fair value (Cost $732,433 and $810,826)	1,541,676	1,514,979
Mortgage loans on real estate, net of allowance	4,348,046	3,483,280
Policy loans	384,376	407,491
Investment real estate, net of accumulated depreciation of $259,578 and $212,139	593,417	581,255
Short-term investments	192,226	460,612
Other invested assets	113,550	71,943

Total investments	20,227,952	19,612,896

Cash and cash equivalents	289,338	310,930
Investments in unconsolidated affiliates	490,476	379,348
Accrued investment income	180,323	177,474
Reinsurance recoverables	401,709	413,881
Prepaid reinsurance premiums	63,026	77,907
Premiums due and other receivables	296,930	285,446
Deferred policy acquisition costs	1,294,443	1,324,669
Property and equipment, net	116,028	120,680
Current tax receivable	61,423	4,091
Other assets	169,962	140,788
Separate account assets	941,612	918,446

Total assets	$24,533,222	$23,766,556

LIABILITIES
Future policy benefits
Life	$2,939,308	$2,853,962
Annuity	1,277,220	1,113,057
Accident and health	60,308	65,034
Policyholders’ account balances	11,068,775	10,829,173
Policy and contract claims	1,303,925	1,280,011
Unearned premium reserve	823,938	812,977
Other policyholder funds	318,620	305,836
Liability for retirement benefits	152,496	207,635
Notes payable	136,080	128,436
Deferred tax liabilities, net	367,487	219,295
Other liabilities	481,958	570,223
Separate account liabilities	941,612	918,446

Total liabilities	19,871,727	19,304,085

EQUITY
American National stockholders’ equity:
Common stock, $1.00 par value, - Authorized 50,000,000, Issued 30,832,449 and 30,832,449 Outstanding 26,914,516 and 26,894,456 shares	30,832	30,832
Additional paid-in capital	16,406	13,689
Accumulated other comprehensive income	455,899	352,620
Retained earnings	4,250,818	4,157,184
Treasury stock, at cost	(101,777)	(102,043)

Total American National stockholders’ equity	4,652,178	4,452,282
Noncontrolling interest	9,317	10,189

Total equity	4,661,495	4,462,471

Total liabilities and equity	$24,533,222	$23,766,556

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Years ended December 31,
	2016	2015	2014
PREMIUMS AND OTHER REVENUE
Premiums
Life	$318,953	$305,350	$307,771
Annuity	248,714	183,125	190,357
Accident and health	175,589	196,777	216,868
Property and casualty	1,253,392	1,153,267	1,100,975
Other policy revenues	306,880	250,265	224,254
Net investment income	860,235	834,831	932,858
Net realized investment gains	46,607	87,385	48,062
Other-than-temporary impairments	(17,667)	(27,942)	(6,640)
Other income	35,248	34,397	36,085

Total premiums and other revenues	3,227,951	3,017,455	3,050,590

BENEFITS, LOSSES AND EXPENSES
Policyholder benefits
Life	416,467	386,785	351,271
Annuity	294,917	230,221	234,173
Claims incurred
Accident and health	131,828	146,805	144,799
Property and casualty	883,219	776,562	745,540
Interest credited to policyholders’ account balances	331,770	293,464	353,492
Commissions for acquiring and servicing policies	465,962	425,338	397,126
Other operating expenses	503,459	501,377	485,865
Change in deferred policy acquisition costs	1,152	(11,785)	9,578

Total benefits, losses and expenses	3,028,774	2,748,767	2,721,844

Income before federal income tax and equity in earnings of unconsolidated affiliates	199,177	268,688	328,746

Less: Provision (benefit) for federal income taxes
Current	(15,376)	93,979	77,547
Deferred	89,086	9,741	19,067

Total provision for federal income taxes	73,710	103,720	96,614
Equity in earnings of unconsolidated affiliates	57,200	77,408	14,694

Net income	182,667	242,376	246,826
Less: Net income (loss) attributable to noncontrolling interest, net of tax	1,664	(612)	1,491

Net income attributable to American National	$181,003	$242,988	$245,335

Amounts available to American National common stockholders
Earnings per share
Basic	6.73	$9.04	$9.15
Diluted	6.71	9.02	9.11
Cash dividends to common stockholders	3.26	3.14	3.08
Weighted average common shares outstanding	26,908,570	26,876,522	26,802,841
Weighted average common shares outstanding and dilutive potential common shares	26,967,072	26,950,066	26,918,670

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Years ended December 31,
	2016	2015	2014
Net income	$182,667	$242,376	$246,826

Other comprehensive income (loss), net of tax
Change in net unrealized gains (losses) on securities	93,704	(114,717)	110,214
Foreign currency transaction and translation adjustments	289	(1,630)	(954)
Defined benefit pension plan adjustment	9,286	(21,815)	(32,190)

Other comprehensive income (loss), net of tax	103,279	(138,162)	77,070

Total comprehensive income	285,946	104,214	323,896
Less: Comprehensive income (loss) attributable to noncontrolling interest	1,664	(612)	1,491

Total comprehensive income attributable to American National	$284,282	$104,826	$322,405

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(In thousands)

	Years ended December 31,
	2016	2015	2014
Common Stock
Balance at beginning and end of the period	$30,832	$30,832	$30,832

Additional Paid-In Capital
Balance as of January 1,	13,689	9,248	4,650
Reissuance of treasury shares	1,825	2,129	1,635
Income tax effect from restricted stock arrangement	49	1,165	—
Amortization of restricted stock	843	1,147	2,963

Balance at end of the period	16,406	13,689	9,248

Accumulated Other Comprehensive Income
Balance as of January 1,	352,620	490,782	413,712
Other comprehensive income (loss)	103,279	(138,162)	77,070

Balance at end of the period	455,899	352,620	490,782

Retained Earnings
Balance as of January 1,	4,157,184	3,998,642	3,836,112
Net income attributable to American National	181,003	242,988	245,335
Cash dividends to common stockholders	(87,741)	(84,446)	(82,805)
Cumulative effect of accounting change	372	—	—

Balance at end of the period	4,250,818	4,157,184	3,998,642

Treasury Stock
Balance as of January 1,	(102,043)	(101,941)	(97,441)
Reissuance (purchase) of treasury shares	266	(102)	(4,500)

Balance at end of the period	(101,777)	(102,043)	(101,941)

Noncontrolling Interest
Balance as of January 1,	10,189	12,384	12,757
Contributions	—	1,859	981
Distributions	(2,536)	(3,442)	(2,845)
Net income (loss) attributable to noncontrolling interest	1,664	(612)	1,491

Balance at end of the period	9,317	10,189	12,384

Total Equity	$4,661,495	$4,462,471	$4,439,947

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Years ended December 31,
	2016	2015	2014
		(As Revised)	(As Revised)
OPERATING ACTIVITIES
Net income	$182,667	$242,376	$246,826
Adjustments to reconcile net income to net cash provided by operating activities
Net realized investment gains	(46,607)	(87,385)	(48,062)
Other-than-temporary impairments	17,667	27,942	6,640
Amortization (accretion) of premiums, discounts and loan origination fees	(2,926)	2,701	7,294
Net capitalized interest on policy loans and mortgage loans	(32,813)	(31,360)	(32,122)
Depreciation	45,278	40,573	38,414
Interest credited to policyholders’ account balances	331,770	293,464	353,492
Charges to policyholders’ account balances	(306,880)	(250,265)	(224,254)
Deferred federal income tax expense	89,086	9,741	19,067
Equity in earnings of unconsolidated affiliates	(57,200)	(77,408)	(14,694)
Distributions from equity method investments	1,096	819	5,186
Changes in
Policyholder liabilities	282,159	259,645	200,718
Deferred policy acquisition costs	1,152	(11,785)	9,578
Reinsurance recoverables	12,172	14,773	(13,911)
Premiums due and other receivables	(11,691)	(5,512)	(1,184)
Prepaid reinsurance premiums	14,881	(21,887)	1,850
Accrued investment income	(2,849)	8,470	8,887
Current tax receivable/payable	(57,332)	4,578	9,838
Liability for retirement benefits	(53,979)	(31,435)	(19,084)
Other, net	(4,074)	(8,587)	2,306

Net cash provided by operating activities	401,577	379,458	556,785

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	491,478	1,150,650	661,125
Available-for-sale securities	459,511	574,391	910,691
Investment real estate	12,833	19,788	63,030
Mortgage loans	587,355	836,443	606,738
Policy loans	59,920	56,773	55,542
Other invested assets	30,743	71,564	40,882
Disposals of property and equipment	16,240	4,681	11,269
Distributions from unconsolidated affiliates	55,311	130,742	41,779
Payment for the purchase/origination of
Held-to-maturity securities	(156,453)	(525,950)	(439,422)
Available-for-sale securities	(683,128)	(1,343,795)	(1,044,602)
Investment real estate	(45,631)	(106,255)	(51,699)
Mortgage loans	(1,428,471)	(962,267)	(668,073)
Policy loans	(25,480)	(26,459)	(29,093)
Other invested assets	(67,571)	(38,101)	(27,705)
Additions to property and equipment	(47,301)	(32,596)	(31,951)
Contributions to unconsolidated affiliates	(135,208)	(132,004)	(12,560)
Change in short-term investments	268,386	(29,612)	64,386
Change in collateral held for derivatives	24,349	(65,160)	22,724
Other, net	27,869	12,702	15,997

Net cash provided by (used in) investing activities	(555,248)	(404,465)	189,058

FINANCING ACTIVITIES
Policyholders’ account deposits	1,528,107	1,405,350	1,002,420
Policyholders’ account withdrawals	(1,313,394)	(1,400,661)	(1,532,023)
Change in notes payable	7,643	20,259	(5,672)
Dividends to stockholders	(87,741)	(84,446)	(82,805)
Payments to noncontrolling interest	(2,536)	(1,583)	(1,864)

Net cash provided by (used in) financing activities	132,079	(61,081)	(619,944)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(21,592)	(86,088)	125,899
Beginning of the period	310,930	397,018	271,119

End of the period	$289,338	$310,930	$397,018

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Nature of Operations

American National Insurance Company and its consolidated subsidiaries (collectively “American National” or “the Company”) offer a broad spectrum of insurance products, including individual and group life insurance, annuities, health insurance, and property and casualty insurance. Business is conducted in all 50 states, the District of Columbia and Puerto Rico.

Note 2 – Summary of Significant Accounting Policies and Practices

The consolidated financial statements and notes thereto have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and are reported in U.S. currency. American National consolidates entities that are wholly-owned and those in which American National owns less than 100% but controls, as well as variable interest entities in which American National is the primary beneficiary. Intercompany balances and transactions with consolidated entities have been eliminated. Investments in unconsolidated affiliates are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Revision to Previously Reported Amounts

Immaterial Correction of an Error. During the fourth quarter of 2016, the Company revised previously reported amounts to include cash held in a bank custody account representing collateral provided to us by third parties for equity-option derivative transactions. For details, see Note 7, Derivative Instruments, of the Notes to the Consolidated Financial Statements. In accordance with Staff Accounting Bulletin (“SAB”) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, management evaluated the materiality of the error from qualitative and quantitative perspectives, and concluded the error was immaterial to the current and prior periods. The correction of the immaterial error revised the consolidated statements of financial position and statements of cash flows only. There was no revision to the consolidated statements of operations, comprehensive income or changes in equity. The Company revised its historical financial statements for fiscal 2015 and fiscal 2014 herein, and will revise the quarters within fiscal 2016, when they are published in future filings.

Financial statement amounts previously reported were revised as shown below (in thousands):

	As Reported	As Revised	Effect of Change
As of December 31, 2015
Balance Sheet
Other invested assets	$173,042	$71,943	$(101,099)
Cash and cash equivalents	190,237	310,930	120,693
Other liabilities	550,629	570,223	19,594
Total assets	23,746,962	23,766,556	19,594
Total liabilities	19,284,491	19,304,085	19,594

Statement of Cash Flow
Change in collateral held for derivatives	—	(65,160)	(65,160)
Other, net	14,412	12,702	(1,710)
Net cash used in investing activities	(337,595)	(404,465)	(66,870)
Net decrease in cash and cash equivalents	(19,218)	(86,088)	(66,870)
Cash at beginning of period	209,455	397,018	187,563
Cash at end of period	190,237	310,930	120,693

As of December 31, 2014
Balance Sheet
Other invested assets	$220,255	$53,996	$(166,259)
Cash and cash equivalents	209,455	397,018	187,563
Other liabilities	550,843	572,147	21,304
Total assets	23,544,532	23,565,836	21,304
Total liabilities	19,104,585	19,125,889	21,304

Statement of Cash Flow
Change in collateral held for derivatives	—	22,724	22,724
Other, net	4,331	15,997	11,666
Net cash provided by investing activities	154,668	189,058	34,390
Net increase in cash and cash equivalents	91,509	125,899	34,390
Cash at beginning of period	117,946	271,119	153,173
Cash at end of period	209,455	397,018	187,563

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Investments

Investment securities – Bonds classified as held-to-maturity are carried at amortized cost. Bonds classified as available-for-sale are carried at fair value. Equity securities are classified as available-for-sale and carried at fair value. After-tax net unrealized gains or losses on available-for-sale securities are reflected in equity as a component of “Accumulated Other Comprehensive Income” (“AOCI”).

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees and accretion of discounts and origination fees are reported in “Net investment income” in the consolidated statements of operations. Interest income earned on impaired and non-impaired loans is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement or other manner in accordance with the loan agreement. Gains and losses from the sale of loans and changes in allowances are reported in “Net realized investment gains” in the consolidated statements of operations.

Each mortgage loan is evaluated quarterly and placed in a watchlist if events occur or circumstances exist that could indicate that American National will be unable to collect all amounts due according to the contractual terms. Additionally, loans with estimated collateral value less than their balance and loans with characteristics indicative of higher than normal credit risks are reviewed quarterly. All loans in the watchlist are analyzed individually for impairment. If a loan is concluded to be fully collectible, no loss allowance is recorded. Loans are considered impaired when, based upon current information and events, it is probable that all amounts due under the contractual terms of the loan will be uncollectible. A specific allowance for loan losses is established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, or (ii) the estimated fair value of the underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent. Allowances are also established on groups of loans with similar characteristics, such as property types, if based on experience, it is probable that a loss has occurred and the amount of the loss can be reasonably estimated. The allowance is reviewed quarterly to determine if it is adequate, or if a recovery of the asset is assured and the allowance can be reduced.

Management believes the recorded allowance is adequate and is the best estimate of probable loan losses, including losses incurred at the reporting date but not identified by a specific loan. The allowance is based on historical loan loss experience, known and inherent risks in the portfolio, adverse situations affecting the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Loans are charged off as uncollectible only when the loan is forgiven by a legal agreement. Prior to charging off a loan, an allowance is recorded based on the estimated recoverable amount. Upon forgiveness, both the allowance and the loan balance are reduced which results in no further gain or loss.

Policy loans are carried at cost, which approximates fair value.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Investment real estate including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs, and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in “Realized investment gains (losses)” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of its cost, or its estimated fair value at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests in which the Company has more than a minor interest or influence over the investee’s operations, but it does not have a controlling interest and is not the primary beneficiary, are accounted for using the equity method. These investments are reported as “Investments in unconsolidated affiliates” in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a lag methodology of one to three months when timely financial information is not available and the contractual right does not exist to receive such financial information. In addition to the investees’ impairment analysis of its underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share within “Equity in earnings (losses) of unconsolidated affiliates” to record the investment at its fair value. When an impairment results from American National’s separate analysis, an adjustment is made through “Net realized investment gains” to record the investment at its fair value.

Short-term investments comprised of commercial paper, are carried at amortized cost, which approximates fair value.

Other invested assets comprised primarily of equity-indexed options, which are carried at fair value and may be collateralized by counterparties; such collateral is restricted to the Company’s use. Other invested assets also include tax credit partnerships, Certified Capital Companies (“CAPCO”) investments, mineral rights and limited liability interests, are carried at cost, less allowance for depletion, where applicable.

Impairments are evaluated quarterly and where management believes that the carrying value will not be realized, an other-than-temporary impairment (“OTTI”) loss is recorded.

All fixed maturity securities with unrealized losses are assessed to determine if the creditworthiness of any of those securities has deteriorated to a point where its carrying value will not be realized at maturity. For fixed maturity securities at December 31, 2016, the unrealized losses on fixed maturity securities that were not other-than-temporarily impaired were the result of credit spread widening. There were no delinquent coupon payments attributed to these securities at December 31, 2016.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

For all fixed maturity securities in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. Management estimates the expected cash flows using historical experience information as well as market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security. The net present value of the expected cash flows from fixed maturity securities is calculated by discounting management’s best estimate of expected cash flows at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the expected cash flows is less than the amortized cost, an OTTI has occurred in the form of a credit loss. The credit loss is recognized in earnings in the amount of excess amortized cost over the net present value of the expected cash flows. If the fair value is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

After the recognition of an OTTI, fixed maturity securities are accounted for as if they had been purchased on the OTTI measurement date, with a cost basis equal to their previous amortized cost less the related OTTI losses recognized in earnings. The new cost basis of an other-than-temporarily impaired security is not adjusted for subsequent increases in estimated fair value. Should there be a significant increase in the estimate of cash flows expected to be collected from previously impaired securities, the increase would be accounted for prospectively by accreting it as interest income over its remaining life.

American National evaluates quarterly all equity securities in unrealized loss positions and recognizes an OTTI loss on those where a market price recovery is not expected in a reasonable period of time. All equity securities with unrealized losses are also evaluated for credit quality. OTTI is recognized if management believes the carrying value of securities will not be realized, regardless of the length of time that they have had an unrealized loss.

Derivative instruments are purchased to hedge against future interest rate increases in liabilities indexed to market rates, and are recorded in the consolidated statements of financial position at fair value net of collateral provided by counterparties. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as “Net investment income” and “Interest credited to policyholder’s account balances,” respectively. American National does not apply hedge accounting treatment to its derivative instruments. The Company uses derivative instruments to hedge our business risk and holds collateral to offset exposure from its counterparties. Unrestricted collateral that supports credit risk is reported in the consolidated statements of financial position as an offset to “Other invested assets” with an associated payable to “Other liabilities” for excess collateral. Restricted collateral is recorded as “Other liabilities” due to the uncertainty of the collateral’s availability to offset exposure losses.

Cash and cash equivalents include cash on-hand and in banks, as well as amounts invested in money market funds and are reported as “Cash and cash equivalents” in the consolidated statements of financial position.

Property and equipment consist of buildings occupied by American National, data processing equipment, software, furniture and equipment, and automobiles which are carried at cost, less accumulated depreciation. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets (typically 3 to 50 years).

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Insurance specific assets and liabilities

Deferred policy acquisition costs (“DAC”) are capitalized costs related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred to acquire insurance and annuity contracts, including commissions and certain underwriting, policy issuance and processing expenses.

DAC on traditional life and health products is amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue expected to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality, morbidity and withdrawal assumptions used in computing liabilities for future policy benefits. DAC is reduced by a provision for possible inflation of maintenance and settlement expenses determined by means of grading interest rates.

DAC on universal life, limited-pay and investment-type contracts is amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect of the realization of unrealized gains (losses) on DAC is recognized within AOCI in the consolidated statements of financial position as of the reporting date. A change in interest rates could have a significant impact on DAC calculated for these contracts.

DAC associated with property and casualty business is amortized over the coverage period of the related policies, in relation to premium earned.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC for short-duration contracts.

Liabilities for future policy benefits for traditional products have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time policies were issued. Estimates are based on historical experience, adjusted for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Policyholders’ account balances represent the contract value that has accrued to the benefit of the policyholders related to universal-life and investments-type contracts. These are generally equal to the accumulated deposits, plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments.

Reserves for claims and claim adjustment expenses (“CAE”) are established to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and incurred but not reported (“IBNR”) claim reserves. Case reserves include the liability for reported but unpaid claims. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, as well as incurred but not reported claims. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

Reinsurance—Reinsurance recoverables are estimated amounts due to American National from reinsurers related to paid and unpaid ceded claims and CAE and are presented net of a reserve for collectability. Recoveries of gross ultimate losses are estimated by a review of individual large claims and the ceded portion of IBNR using assumed distribution of loss by percentage retained. The most significant assumption is the average size of the individual losses for those claims that have occurred but have not yet been reported. The ultimate amount of the reinsurance ceded recoverable is unknown until all losses settle.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Separate account assets and liabilities

Separate account assets and liabilities are funds intended to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

Premiums, benefits, claims incurred and expenses

Traditional ordinary life and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuity premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are recorded as deposits rather than recognized as revenue. Revenues from deferred annuity contracts are principally surrender charges and, in the case of variable annuities, administrative fees assessed to contractholders.

Universal life and single premium whole life revenues represent amounts assessed to policyholders including mortality charges, surrender charges actually paid and earned policy service fees. Amounts included in expenses are benefits in excess of account balances returned to policyholders.

Property and casualty premiums are recognized as revenue proportionately over the contract period, net of reinsurance ceded. Claims incurred consist of claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business comprised approximately 6.1% of the life insurance in-force at December 31, 2016 and 18.2% of life premiums in 2016. Of the total participating business, 77.7% was written by Farm Family Life Insurance Company (“Farm Family Life”). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Federal income taxes

American National files a consolidated life and non-life federal income tax return. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return; accordingly, they file separate returns.

Deferred federal income tax assets and liabilities are recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is “more-likely-than-not” the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position.

Interest and penalties assessed, if applicable, are classified as current federal income taxes in the consolidated statements of operations.

Pension and postretirement benefit plans

Pension and postretirement benefit obligations and costs for our frozen benefit plans are estimated using assumptions including demographic factors such as retirement age and mortality.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into inflation, the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). Using this approach, the calculated return will fluctuate from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Stock-based compensation

Stock Appreciation Rights (“SARs”) liability and compensation cost is based on the fair value of the grants and are remeasured each reporting period through the settlement date. The fair value of the SAR’s is calculated using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the grant date and remeasurement date stock prices, expected life of the SARs and the risk-free rate of return. The compensation liability related to the SAR award is included in “Other liabilities” in the consolidated statements of financial position.

Restricted Stock (“RS”) equity and compensation cost is based on the fair value of the underlying stock at grant date. The compensation cost accrued is included in “Additional paid-in capital” in the consolidated statements of financial position.

Restricted Stock Units (“RSU”) provides the recipients of the awards the option to settle vested RSUs in either cash or American National common stock. Effective December 31, 2012, American National’s Board Compensation Committee modified the settlement provision within the outstanding restricted stock units, which changed the RSU classification from an equity to a liability award. The liability is remeasured each reporting period through the vesting date and is adjusted for changes in fair value. The compensation liability related to the RSUs is included in “Other Liabilities” in the consolidated statements of financial position.

Litigation contingencies

Existing and potential litigation is reviewed quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and estimable. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

Note 3 – Recently Issued Accounting Pronouncements

Adoption of New Accounting Standards

In February 2015, the FASB issued guidance amending the consolidation analysis. The guidance modifies the evaluation of whether limited partnerships and similar legal entities are variable interest entities (VIEs) or voting interest entities. The guidance eliminates the presumption that a general partner should consolidate a limited partnership and affects the consolidation analysis of reporting entities that are involved with VIEs. The Company adopted the standard on its required effective date of January 1, 2016. The adoption did not have a material impact to the Company’s results of operations or financial position.

In May 2015, the FASB issued guidance to expand the disclosures an insurance entity would provide about its short duration contracts. The disclosure about the liability for unpaid claims and claim adjustment expenses is intended to increase the transparency of significant estimates made in the measuring of those liabilities. It is also intended to provide insight into an insurance entity’s ability to underwrite and anticipate costs associated with claims. The Company adopted the standard for the annual period ending December 31, 2016 and the expanded disclosure required is included in Note 12, Liability for Unpaid Claims and Claim Adjustment Expenses, of the Notes to Consolidated Financial Statements. The adoption affected disclosure only and did not impact the Company’s results of operations or financial position.

Note 3 – Recently Issued Accounting Pronouncements – (Continued)

Future Adoption of New Accounting Standards— The FASB issued the following accounting guidance relevant to American National:

In May 2014, the FASB issued guidance that will supersede most existing revenue recognition requirements in GAAP. Insurance contracts generally are excluded from the scope of the guidance. For those contracts which are impacted, the transaction price is attributed to the underlying performance obligations in the contract and revenue is recognized as the entity satisfies the performance obligations and transfers control of a good or service to the customer. The standard is effective for annual periods and interim periods within those annual periods beginning after December 15, 2017. The Company intends to adopt the standard effective January 1, 2018, which is not expected to be material to the Company’s results of operations or financial position.

In January 2016, the FASB issued guidance that will change certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. The new guidance requires that equity investments in unconsolidated entities be measured at fair value and that changes in fair value are recognized through earnings. When the fair value option has been elected for financial liabilities, changes in fair value due to instrument-specific credit risk will be recognized separately in other comprehensive income. The guidance also simplifies the impairment assessment of equity investments and eliminates the disclosure requirements for methods and significant assumptions used to estimate fair value of financial instruments that are measured at amortized cost on the statement of financial position. The standard is effective for annual periods and interim periods within those annual periods beginning after December 15, 2017. The Company is currently evaluating the impact of adoption to the Company’s results of operations and financial position.

In February 2016, the FASB issued guidance that will require significant changes to the statement of financial position of lessees. With certain limited exceptions, lessees will need to recognize virtually all of their leases on the statement of financial position, by recording a right-of-use asset and a lease liability. Lessor accounting is updated to align with certain changes in the lessee model and the new revenue recognition standard. The standard is effective for annual periods and interim periods within those annual periods beginning after December 15, 2018. The Company is currently evaluating the impact of adoption, which is not expected to be material to the Company’s results of operations or financial position.

In June 2016, the FASB issued guidance that will significantly change how entities will measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. The guidance will replace the current “incurred loss” approach with an “expected loss” model for instruments measured at amortized cost. For available-for-sale debt securities, entities will be required to record allowances rather than reduce the carrying amount, as they do under the current other-than-temporary impairment model. The standard is effective for annual periods and interim periods within those annual periods beginning after December 15, 2019. The Company is currently evaluating the impact of adoption to the Company’s results of operations and financial position.

Note 4 – Investment in Securities

The cost or amortized cost and fair value of investments in securities are shown below (in thousands):

	December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$301,994	$17,190	$(102)	$319,082
Foreign governments	4,057	659	—	4,716
Corporate debt securities	6,711,508	253,191	(38,721)	6,925,978
Residential mortgage-backed securities	229,758	14,112	(1,185)	242,685
Collateralized debt securities	1,290	64	—	1,354
Other debt securities	2,778	99	—	2,877

Total bonds held-to-maturity	7,251,385	285,315	(40,008)	7,496,692

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	25,062	594	(16)	25,640
U.S. states and political subdivisions	945,431	21,170	(6,378)	960,223
Foreign governments	5,000	1,567	—	6,567
Corporate debt securities	4,666,096	145,716	(31,049)	4,780,763
Residential mortgage-backed securities	18,588	2,267	(342)	20,513
Collateralized debt securities	5,574	821	(3)	6,392
Other debt securities	3,233	—	(55)	3,178

Total bonds available-for-sale	5,668,984	172,135	(37,843)	5,803,276

Equity securities
Common stock	713,099	810,611	(5,195)	1,518,515
Preferred stock	19,334	3,889	(62)	23,161

Total equity securities	732,433	814,500	(5,257)	1,541,676

Total investments in securities	$13,652,802	$1,271,950	$(83,108)	$14,841,644

Note 4 – Investment in Securities – (Continued)

	December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$324,643	$22,318	$(444)	$346,517
Foreign governments	4,101	867	—	4,968
Corporate debt securities	6,985,844	263,927	(158,101)	7,091,670
Residential mortgage-backed securities	277,135	18,351	(1,286)	294,200
Collateralized debt securities	1,924	100	—	2,024
Other debt securities	15,773	401	—	16,174

Total bonds held-to-maturity	7,609,420	305,964	(159,831)	7,755,553

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	24,024	702	(34)	24,692
U.S. states and political subdivisions	933,958	39,808	(1,275)	972,491
Foreign governments	5,000	1,733	—	6,733
Corporate debt securities	4,431,765	120,471	(107,614)	4,444,622
Residential mortgage-backed securities	25,629	2,155	(420)	27,364
Collateralized debt securities	7,455	629	(70)	8,014

Total bonds available-for-sale	5,427,831	165,498	(109,413)	5,483,916

Equity securities
Common stock	794,839	718,225	(22,035)	1,491,029
Preferred stock	15,987	7,964	(1)	23,950

Total equity securities	810,826	726,189	(22,036)	1,514,979

Total investments in securities	$13,848,077	$1,197,651	$(291,280)	$14,754,448

The amortized cost and fair value, by contractual maturity, of fixed maturity securities are shown below (in thousands):

	December 31, 2016
	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$492,792	$503,694	$228,534	$231,434
Due after one year through five years	3,369,648	3,556,266	1,443,585	1,514,270
Due after five years through ten years	3,209,951	3,250,902	3,396,681	3,458,366
Due after ten years	173,144	180,805	595,184	594,231
Without single maturity date	5,850	5,025	5,000	4,975

Total	$7,251,385	$7,496,692	$5,668,984	$5,803,276

Actual maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been allocated to their respective categories based on the year of final contractual maturity.

Proceeds from sales of available-for-sale securities, with the related gross realized gains and losses, are shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Proceeds from sales of available-for-sale securities	$138,665	$86,793	$184,918
Gross realized gains	34,135	34,434	38,301
Gross realized losses	(7,775)	(592)	(3,635)

Gains and losses are determined using specific identification of the securities sold. During 2016 and 2015, bonds with a carrying value of $22,848,000 and $171,000, respectively were transferred from held-to-maturity to available-for-sale after a significant deterioration in the issuers’ credit worthiness became evident. An unrealized loss of $723,000 and $53,000 were recorded in 2016 and 2015, respectively following the transfer at fair value.

In accordance with various regulations, American National had bonds on deposit with regulating authorities with a carrying value of $52,349,000 and $51,877,000 at December 31, 2016 and 2015, respectively. In addition, American National has pledged bonds in connection with agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $76,558,000 and $77,360,000 at December 31, 2016 and 2015, respectively.

The components of the change in net unrealized gains (losses) on securities are shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Bonds available-for-sale	$78,207	$(171,006)	$83,809
Equity securities	105,090	(73,441)	108,066

Change in net unrealized gains (losses) on securities during the year	183,297	(244,447)	191,875
Adjustments for
Deferred policy acquisition costs	(29,074)	59,340	(14,611)
Participating policyholders’ interest	(10,282)	8,646	(9,046)
Deferred federal income tax benefit (expense)	(50,237)	61,744	(58,004)

Change in net unrealized gains (losses) on securities, net of tax	$93,704	$(114,717)	$110,214

Note 4 – Investment in Securities – (Continued)

The gross unrealized losses and fair value of the investment securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are shown below (in thousands):

	December 31, 2016
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(102)	$18,886	$—	$—	$(102)	$18,886
Corporate debt securities	(18,110)	971,361	(20,611)	186,262	(38,721)	1,157,623
Residential mortgage-backed securities	(558)	22,806	(627)	10,248	(1,185)	33,054

Total bonds held-to-maturity	(18,770)	1,013,053	(21,238)	196,510	(40,008)	1,209,563

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	(16)	10,640	—	—	(16)	10,640
U.S. states and political subdivisions	(6,376)	282,141	(2)	122	(6,378)	282,263
Corporate debt securities	(19,828)	917,215	(11,221)	126,584	(31,049)	1,043,799
Residential mortgage-backed securities	(204)	12,420	(138)	3,982	(342)	16,402
Collateralized debt securities	—	1	(3)	146	(3)	147
Other Debt Securities	(55)	3,178	—	—	(55)	3,178

Total bonds available-for-sale	(26,479)	1,225,595	(11,364)	130,834	(37,843)	1,356,429

Equity securities
Common stock	(5,195)	53,068	—	—	(5,195)	53,068
Preferred stock	(62)	4,324	—	—	(62)	4,324

Total equity securities	(5,257)	57,392	—	—	(5,257)	57,392

Total	$(50,506)	$2,296,040	$(32,602)	$327,344	$(83,108)	$2,623,384

	December 31, 2015
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(444)	$19,412	$—	$—	$(444)	$19,412
Corporate debt securities	(93,285)	1,912,178	(64,816)	283,469	(158,101)	2,195,647
Residential mortgage-backed securities	(449)	21,275	(837)	14,721	(1,286)	35,996

Total bonds held-to-maturity	(94,178)	1,952,865	(65,653)	298,190	(159,831)	2,251,055

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	(34)	18,802	—	—	(34)	18,802
U.S. states and political subdivisions	(1,223)	80,807	(52)	2,569	(1,275)	83,376
Corporate debt securities	(81,638)	1,796,357	(25,976)	90,784	(107,614)	1,887,141
Residential mortgage-backed securities	(228)	15,273	(192)	4,984	(420)	20,257
Collateralized debt securities	(66)	2,115	(4)	253	(70)	2,368

Total bonds available-for-sale	(83,189)	1,913,354	(26,224)	98,590	(109,413)	2,011,944

Equity securities
Common stock	(22,035)	136,694	—	—	(22,035)	136,694
Preferred stock	—	—	(1)	—	(1)	—

Total equity securities	(22,035)	136,694	(1)	—	(22,036)	136,694

Total	$(199,402)	$4,002,913	$(91,878)	$396,780	$(291,280)	$4,399,693

As of December 31, 2016, the securities with unrealized losses including those exceeding one year were not deemed to be other-than-temporarily impaired. American National has the ability and intent to hold those securities until a market price recovery or maturity. It is not more-likely-than-not that American National will be required to sell them prior to recovery, and recovery is expected in a reasonable period of time. It is possible an issuer’s financial circumstances may be different in the future, which may lead to a different impairment conclusion in future periods.

Note 4 – Investment in Securities – (Continued)

The following table identifies the total bonds distributed by credit quality rating (in thousands, except percentages):

	December 31, 2016			December 31, 2015
	Amortized Cost	Estimated Fair Value	% of Fair Value	Amortized Cost	Estimated Fair Value	% of Fair Value
AAA	$667,561	$691,296	5.2%	$681,918	$720,175	5.4%
AA	1,393,137	1,440,667	10.8	1,522,300	1,591,496	12.0
A	4,538,471	4,696,909	35.3	4,672,994	4,828,340	36.5
BBB	5,758,560	5,931,112	44.6	5,731,158	5,732,961	43.3
BB and below	562,640	539,984	4.1	428,881	366,497	2.8

Total	$12,920,369	$13,299,968	100.0%	$13,037,251	$13,239,469	100.0%

Equity securities by market sector distribution are shown below:

	December 31,
	2016	2015
Consumer goods	20.4%	20.5%
Energy and utilities	11.1	10.3
Finance	22.1	20.0
Healthcare	12.7	14.6
Industrials	9.0	8.2
Information technology	17.1	17.8
Other	7.6	8.6

Total	100.0%	100.0%

Note 5 – Mortgage Loans

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering the location of the underlying collateral. The distribution based on carrying amount of mortgage loans by location are is as follows:

	December 31,
	2016	2015
East North Central	16.2%	18.8%
East South Central	3.7	4.8
Mountain	10.6	11.6
Pacific	17.6	10.7
South Atlantic	15.1	18.8
West South Central	31.0	29.0
Other	5.8	6.3

Total	100.0%	100.0%

During 2016, American National did not foreclose on any loans, and one loan with a recorded investment of $1,940,000, was in the process of foreclosure. For the year ended December 31, 2015, American National foreclosed on three loans with a recorded investment totaling $24,333,000 and one loan was in the process of foreclosure with a recorded investment of $2,450,000. American National sold no loans during 2016 and one loan with a recorded investment of $2,702,000 resulting in a realized loss of $1,602,000 for the year ended December 31, 2015.

The age analysis of past due loans is shown below (in thousands):

	30-59 Days	60-89 Days	More Than	Total	Current	Total
	Past Due	Past Due	90 Days			Amount	Percent
December 31, 2016
Industrial	$—	$2,300	$—	$2,300	$744,472	$746,772	17.1
Office	—	—	6,059	6,059	1,541,880	1,547,939	35.5
Retail	—	—	—	—	736,121	736,121	16.9
Other	20,179	9,280	—	29,459	1,300,245	1,329,704	30.5

Total	$20,179	$11,580	$6,059	$37,818	$4,322,718	$4,360,536	100.0

Allowance for loan losses						(12,490)

Total, net of allowance						$4,348,046

December 31, 2015
Industrial	$—	$—	$—	$—	$704,426	$704,426	20.1
Office	—	5,883	2,450	8,333	1,252,484	1,260,817	36.1
Retail	19,088	—	—	19,088	583,810	602,898	17.2
Other	—	—	—	—	928,034	928,034	26.6

Total	$19,088	$5,883	$2,450	$27,421	$3,468,754	$3,496,175	100.0

Allowance for loan losses						(12,895)

Total, net of allowance						$3,483,280

Total mortgage loans are net of unamortized discounts of $233,000 and $452,000 and unamortized origination fees of $33,019,000 and $22,637,000 at December 31, 2016 and 2015, respectively. No unearned income is included in these amounts.

Note 5 – Mortgage Loans – (Continued)

Allowance for Credit Losses

A loan is considered impaired when it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Mortgage loans with temporary difficulties are not considered impaired when the borrower has the financial capacity to fund revenue shortfalls from the properties for the foreseeable future. Individual valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral. Loans not evaluated individually for collectability are segregated by property-type and location, and allowance factors are applied. These factors are developed based on our historical loss experience adjusted for the expected trend in the rate of foreclosure losses. Allowance factors are higher for loans of certain property types and in certain regions based on loss experience or a blended historical loss factor.

The change in allowance for credit losses in mortgage loans is shown below (in thousands, except number of loans):

	Collectively Evaluated for Impairment			Individually Impaired			Total
	Number of Loans	Recorded Investment	Valuation Allowance	Number of Loans	Recorded Investment	Valuation Allowance	Number of Loans	Recorded Investment	Valuation Allowance
Balance at December 31, 2013	407	$3,310,930	$11,688	1	$493	$493	408	$3,311,423	$12,181
Change Due to Factor Development	—	—	127	—	—	—	—	—	127
Change in allowance	—	—	462	—	—	5,090	—	—	5,552
Change in recorded investment	(8)	39,954	—	2	26,070	—	(6)	66,024	—

Balance at December 31, 2014	399	3,350,884	12,277	3	26,563	5,583	402	3,377,447	17,860

Change in allowance	—	—	(1,561)	—	—	(3,404)	—	—	(4,965)
Change in recorded investment	2	129,123	—	(1)	(10,395)	—	1	118,728	—

Balance at December 31, 2015	401	3,480,007	10,716	2	16,168	2,179	403	3,496,175	12,895

Change in allowance	—	—	772	—	—	(1,177)	—	—	(405)
Change in recorded investment	29	878,589	—	—	(14,228)	—	29	864,361	—

Balance at December 31, 2016	430	$4,358,596	$11,488	2	$1,940	$1,002	432	$4,360,536	$12,490

Note 5 – Mortgage Loans – (Continued)

Troubled Debt Restructurings

American National has granted concessions which are classified as troubled debt restructurings to certain mortgage loan borrowers. Concessions are generally one of, or a combination of, a delay in payment of principal or interest, a reduction of the contractual interest rate or an extension of the maturity date. American National considers the amount, timing and extent of concessions in determining any impairment or changes in the specific allowance for loan losses recorded in connection with a troubled debt restructuring. The carrying value after specific allowance, before and after modification in a troubled debt restructuring, may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Troubled debt restructuring mortgage loan information is as follows (in thousands, except number of loans):

	Years ended December 31,
	2016			2015
	Number of loans	Recorded investment pre- modification	Recorded investment post modification	Number of loans	Recorded investment pre- modification	Recorded investment post modification
Office	1	$6,432	$6,432	2	$12,211	$12,211
Retail	2	10,972	10,972	—	—	—

Total	3	$17,404	$17,404	2	$12,211	$12,211

There are $430,399 of commitments to lend additional funds to debtors whose loans have been modified in troubled debt restructuring, and there have been no defaults on modified loans during the periods presented.

Note 6 – Real Estate and Other Investments

Investment real estate by property-type and geographic distribution are as follows:

	December 31,
	2016	2015
Industrial	9.2%	10.9%
Office	37.8	38.1
Retail	37.2	37.0
Other	15.8	14.0

Total	100.0%	100.0%

	December 31,
	2016	2015
East North Central	8.8%	11.4%
East South Central	3.4	3.6
Mountain	12.0	12.6
Pacific	6.1	5.6
South Atlantic	13.0	10.1
West South Central	52.2	50.7
Other	4.5	6.0

Total	100.0%	100.0%

Note 6 – Real Estate and Other Investments – (Continued)

American National regularly invests in real estate partnerships and joint ventures. American National frequently participates in the design of these entities with the sponsor, but in most cases, its involvement is limited to financing. Through analysis performed by American National, some of these partnerships and joint ventures have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and is deemed the primary beneficiary or consolidator of the entity. The assets of the consolidated VIEs are restricted and must first be used to settle their liabilities. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third parties that may affect the fair value or risk of its variable interest in the VIEs in 2016 or 2015.

The assets and liabilities relating to the VIEs included in the consolidated financial statements are as follows (in thousands):

	December 31,
	2016	2015
Investment real estate	$173,816	$174,264
Short-term investments	1	1
Cash and cash equivalents	6,099	3,855
Accrued investment income	—	557
Other receivables	6,456	8,101
Other assets	8,820	8,210

Total assets of consolidated VIEs	$195,192	$194,988

Notes payable	$136,080	$128,436
Other liabilities	10,037	19,436

Total liabilities of consolidated VIEs	$146,117	$147,872

The notes payable in the consolidated statements of financial position pertain to the borrowings of the consolidated VIEs. The liability of American National relating to notes payable of the consolidated VIEs is limited to the amount of its direct or indirect investment in the respective ventures, which totaled $31,795,000 and $34,699,000 at December 31, 2016 and 2015, respectively. The total of notes payable, $136,080,000, is long-term and consists of four notes with the following interest rates: one note at 4.0%, one note at LIBOR, one note at 90-Day LIBOR plus LIBOR margin, and one note at Prime Rate. Two notes mature in 2018, one note matures in 2021, and one note matures in 2022.

For other VIEs in which American National is a partner, it is not the primary beneficiary, and these entities are not consolidated, as the major decisions that most significantly impact the economic activities of the VIE require unanimous consent of all partners. The carrying amount and maximum exposure to loss relating to unconsolidated VIEs follows (in thousands):

	December 31,
	2016		2015
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Investment in unconsolidated affiliates	$323,933	$323,933	$236,816	$236,816
Mortgage loans	481,799	481,799	212,228	212,228
Accrued investment income	1,919	1,919	661	661

As of December 31, 2016, one real estate investment with a carrying value of $2,818,000 was classified as held for sale.

Note 6 – Real Estate and Other Investments – (Continued)

The Company’s equity in earnings of unconsolidated affiliates is the Company’s share of operating earnings and realized gains from investments in real estate joint ventures and other limited partnership interests (“joint ventures”) using the equity method of accounting. In 2016 and 2015 certain joint ventures took advantage of market opportunities to generate realized gains on the sale of real estate held or developed by the venture.

The Company’s income from and investment in each joint venture did not exceed 20% and therefore no separate financial disclosure is required. The Company’s income from, assets held, and investment in each joint venture did not exceed 10% except for 2015 when it was determined one joint venture slightly exceeded the income test threshold of 10% at 10.89% of operating income before tax. However, 96.8% of this joint venture’s income in 2015 was attributable to realized gain resulting from the sale of its operating assets. Additionally, the Company’s investment in joint ventures continues to be 2% or less of the Company’s total assets, and investments in individual joint ventures is not considered to be material to the Company in relation to its financial position or ongoing results of operations. Therefore, summarized financial information of equity method investees has not been included.

The Company’s total investment in and equity in earnings of unconsolidated affiliates, which are substantially all LLC’s or LLP’s, were comprised of the following (in thousands):

	December 31,
	2016	2015
Real estate	$372,393	$299,720
Equity and fixed income	79,145	50,326
Other	38,938	29,302

Total investments in unconsolidated affiliates	$490,476	$379,348

	Years ended December 31,
	2016	2015	2014
Income from operations	$19,005	$815	$284
Net gain on sales	38,195	76,593	14,410

Equity in earnings of unconsolidated affiliates	$57,200	$77,408	$14,694

Note 7 – Derivative Instruments

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed products are exposed. These options are not designated as hedging instruments for accounting purposes under U.S. GAAP. Equity-indexed contracts include a fixed host universal-life insurance or annuity contract and an equity-indexed embedded derivative. The detail of derivative instruments is shown below (in thousands, except number of instruments):

		December 31,
Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Financial Position	2016			2015
		Number of Instruments	Notional Amounts	Estimated Fair Value	Number of Instruments	Notional Amounts	Estimated Fair Value

Equity-indexed options	Other invested assets	442	$1,414,100	$156,479	419	$1,200,600	$123,007
Equity-indexed embedded derivative	Policyholders’ account balances	62,481	1,289,800	314,330	51,815	1,067,600	242,412

Note 7 – Derivative Instruments – (Continued)

Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Operations	Gains (Losses) Recognized in Income on Derivatives
		Years ended December 31,
		2016	2015	2014
Equity-indexed options	Net investment income	$28,869	$(9,103)	$52,071
Equity-indexed embedded derivative	Interest credited to policyholders’ account balances	(25,239)	6,439	(32,071)

Note 7 – Derivative Instruments – (Continued)

The Company’s use of derivative instruments exposes it to credit risk in the event of non-performance by the counterparties. The Company has adopted a policy of only dealing with counterparties we believe are credit worthy and obtaining sufficient collateral where appropriate, as a means of mitigating the financial loss from defaults. The non-performance risk is the net counterparty exposure based on the fair value of the open contracts, less collateral held. The Company maintains master netting agreements with its current active trading partners. As such, a right of offset has been applied to unrestricted collateral that supports credit risk and has been recorded in the consolidated statements of financial position as an offset to “Other invested assets” with an associated payable to “Other liabilities” for excess collateral. Restricted collateral has been recorded as “Other liabilities” because of the uncertainty of its availability to offset exposure losses. Information regarding the Company’s exposure to credit loss on the options it holds is presented below (in thousands):

		December 31, 2016
Counterparty	Moody/S&P Rating	Options Fair Value	Collateral Held	Collateral Amounts used to Offset Exposure	Excess and Restricted Collateral	Exposure Net of Collateral
Barclays	Baa2/BBB	$33,839	$35,063	$33,839	$1,224	$—
Citigroup	Baa1/BBB+	2,249	—	—	—	2,249
Goldman-Sachs	A3/BBB+	1,452	1,400	1,400	—	52
ING	Baa1/A-	29,609	26,430	26,430	—	3,179
JP Morgan	A3/A-	163	—	—	—	163
Morgan Stanley	A3/BBB+	17,864	17,680	17,680	—	184
NATIXIS*	A2/A	24,804	26,620	—	26,620	24,804
SunTrust	Baa1/BBB+	19,559	19,960	19,559	401	—
Wells Fargo	A2/A	26,940	26,540	26,540	—	400

	Total	$156,479	$153,693	$125,448	$28,245	$31,031

		December 31, 2015
Counterparty	Moody/S&P Rating	Options Fair Value	Collateral Held	Collateral Amounts used to Offset Exposure	Excess and Restricted Collateral	Exposure Net of Collateral
Barclays	Baa2/BBB	$29,976	$31,383	$29,976	$1,407	$—
Citigroup	Baa1/BBB+	2,044	—	—	—	2,044
Goldman-Sachs	A3/BBB+	1,075	1,040	1,040	—	35
ING	Baa1/A-	21,459	18,590	18,590	—	2,869
JP Morgan	A3/A-	795	—	—	—	795
Morgan Stanley	A3/BBB+	11,625	12,530	11,625	905	—
NATIXIS*	A2/A	16,165	16,230	—	16,230	16,165
SunTrust	Baa1/BBB+	18,143	18,240	18,143	97	—
Wells Fargo	A2/A	21,725	22,680	21,725	955	—

	Total	$123,007	$120,693	$101,099	$19,594	$21,908

*	Collateral Restrictions

Note 8 – Net Investment Income and Realized Investment Gains (Losses)

Net investment income is shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Bonds	$551,849	$558,837	$596,013
Equity securities	38,680	36,314	35,324
Mortgage loans	211,972	204,913	204,499
Real estate	6,743	12,833	10,823
Options	28,869	(9,103)	52,071
Other invested assets	22,122	31,037	34,128

Total	$860,235	$834,831	$932,858

Realized investment gains (losses) are shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Bonds	$16,705	$16,300	$25,580
Equity securities	33,348	60,485	22,089
Mortgage loans	405	(220)	(5,679)
Real estate	2,188	10,872	7,035
Other invested assets	(6,039)	(52)	(963)

Total	$46,607	$87,385	$48,062

Other-than-temporary impairment losses are shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Bonds	$(94)	$(286)	$(41)
Equity securities	(17,573)	(27,656)	(6,599)

Total	$(17,667)	$(27,942)	$(6,640)

Note 9 – Fair Value of Financial Instruments

The carrying amount and fair value of financial instruments are shown below (in thousands):

	December 31,
	2016		2015
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Fixed maturity securities, bonds held-to-maturity	$7,251,385	$7,496,692	$7,609,420	$7,755,553
Fixed maturity securities, bonds available-for-sale	5,803,276	5,803,276	5,483,916	5,483,916
Equity securities	1,541,676	1,541,676	1,514,979	1,514,979
Equity-indexed options	156,479	156,479	123,007	123,007
Mortgage loans on real estate, net of allowance	4,348,046	4,435,530	3,483,280	3,621,978
Policy loans	384,376	384,376	407,491	407,491
Short-term investments	192,226	192,226	460,612	460,612
Separate account assets	941,612	941,612	918,446	918,446

Total financial assets	$20,619,076	$20,951,867	$20,001,151	$20,285,982

Financial liabilities
Investment contracts	$8,785,412	$8,785,412	$8,787,376	$8,787,376
Embedded derivative liability for equity-indexed contracts	314,330	314,330	242,412	242,412
Notes payable	136,080	136,080	128,436	128,436
Separate account liabilities	941,612	941,612	918,446	918,446

Total financial liabilities	$10,177,434	$10,177,434	$10,076,670	$10,076,670

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Fixed Maturity Securities and Equity Options—American National utilizes a pricing service to estimate fair value measurements. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes.

Note 9 – Fair Value of Financial Instruments – (Continued)

The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms that the pricing service is utilizing information from observable transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of private placement debt and fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these securities, a quote from an independent broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate that the price is indicative only, American National includes these fair value estimates in Level 3.

For securities priced using a quote from an independent broker, such as the equity options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received from an independent broker. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is performed quarterly.

Equity Securities—For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions, and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimate of fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. These estimates are disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services regularly.

Mortgage Loans—The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan by loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan.

Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit quality, region, property type, lien priority, payment type and current status.

Embedded Derivative—The embedded derivative liability for equity-indexed contracts is measured at fair value and is recalculated each reporting period using equity option pricing models. To validate the assumptions used to price the embedded derivative liability, American National measures and compares embedded derivative returns against the returns of equity options held to hedge the liability cash flows.

Note 9 – Fair Value of Financial Instruments – (Continued)

The significant unobservable input used to calculate the fair value of the embedded derivatives is equity option implied volatility. An increase in implied volatility will result in an increase in the value of the equity-indexed embedded derivatives, all other things being equal. At December 31, 2016 and 2015, the one year implied volatility used to estimate embedded derivative value was 16.5% and 17.5%, respectively.

Other Financial Instruments—Other financial instruments classified as Level 3 measurements, as there is little or no market activity, are as follows:

Policy loans—The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans such that they cannot be separated from the policy contracts and the unpredictable timing of repayments and the fact that settlement is at outstanding value, American National believes the carrying value of policy loans approximates fair value.

Investment contracts —The carrying value of investment contracts is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, plus or minus interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts approximates fair value because the majority of these contracts’ interest rates reset to current rates offered at anniversary.

Notes payable— Notes payable are carried at outstanding principal balance. The carrying value of the notes payable approximates fair value because the underlying interest rates approximate market rates at the balance sheet date.

Note 9 – Fair Value of Financial Instruments – (Continued)

Quantitative Disclosures

The fair value hierarchy measurements of the financial instruments are shown below (in thousands):

	Fair Value Measurement as of December 31, 2016
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$319,082	$—	$319,082	$—
Foreign governments	4,716	—	4,716	—
Corporate debt securities	6,925,978	—	6,875,015	50,963
Residential mortgage-backed securities	242,685	—	241,779	906
Collateralized debt securities	1,354	—	—	1,354
Other debt securities	2,877	—	—	2,877

Total bonds held-to-maturity	7,496,692	—	7,440,592	56,100

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	25,640	—	25,640	—
U.S. states and political subdivisions	960,223	—	957,748	2,475
Foreign governments	6,567	—	6,567	—
Corporate debt securities	4,780,763	—	4,773,516	7,247
Residential mortgage-backed securities	20,513	—	17,909	2,604
Collateralized debt securities	6,392	—	4,454	1,938
Other debt securities	3,178	—	3,178	—

Total bonds available-for-sale	5,803,276	—	5,789,012	14,264

Equity securities
Common stock	1,518,515	1,518,515	—	—
Preferred stock	23,161	23,161	—	—

Total equity securities	1,541,676	1,541,676	—	—

Options	156,479	—	—	156,479
Mortgage loans on real estate	4,435,530	—	4,435,530	—
Policy loans	384,376	—	—	384,376
Short-term investments	192,226	—	192,226	—
Separate account assets	941,612	—	941,612	—

Total financial assets	$20,951,867	$1,541,676	$18,798,972	$611,219

Financial liabilities
Investment contracts	$8,785,412	$—	$—	$8,785,412
Embedded derivative liability for equity-indexed contracts	314,330	—	—	314,330
Notes payable	136,080	—	—	136,080
Separate account liabilities	941,612	—	941,612	—

Total financial liabilities	$10,177,434	$—	$941,612	$9,235,822

Note 9 – Fair Value of Financial Instruments – (Continued)

	Fair Value Measurement as of December 31, 2015
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$346,517	$—	$346,517	$—
Foreign governments	4,968	—	4,968	—
Corporate debt securities	7,091,670	—	7,010,165	81,505
Residential mortgage-backed securities	294,200	—	293,267	933
Collateralized debt securities	2,024	—	2,024	—
Other debt securities	16,174	—	12,355	3,819

Total bonds held-to-maturity	7,755,553	—	7,669,296	86,257

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	24,692	—	24,692	—
U.S. states and political subdivisions	972,491	—	969,996	2,495
Foreign governments	6,733	—	6,733	—
Corporate debt securities	4,444,622	—	4,431,263	13,359
Residential mortgage-backed securities	27,364	—	24,958	2,406
Collateralized debt securities	8,014	—	6,144	1,870

Total bonds available-for-sale	5,483,916	—	5,463,786	20,130

Equity securities
Common stock	1,491,029	1,491,029	—	—
Preferred stock	23,950	23,950	—	—

Total equity securities	1,514,979	1,514,979	—	—

Options	123,007	—	—	123,007
Mortgage loans on real estate	3,621,978	—	3,621,978	—
Policy loans	407,491	—	—	407,491
Short-term investments	460,612	—	460,612	—
Separate account assets	918,446	—	918,446	—

Total financial assets	$20,285,982	$1,514,979	$18,134,118	$636,885

Financial liabilities
Investment contracts	$8,787,376	$—	$—	$8,787,376
Embedded derivative liability for equity-indexed contracts	242,412	—	—	242,412
Notes payable	128,436	—	—	128,436
Separate account liabilities	918,446	—	918,446	—

Total financial liabilities	$10,076,670	$—	$918,446	$9,158,224

Note 9 – Fair Value of Financial Instruments – (Continued)

For financial instruments measured at fair value on a recurring basis using Level 3 inputs during the period, a reconciliation of the beginning and ending balances is shown below (in thousands):

	Level 3
	Assets		Liability
	Investment	Equity-Indexed	Embedded
	Securities	Options	Derivative
Balance at December 31, 2013	$48,304	$164,753	$148,435

Total realized and unrealized investment losses included in other comprehensive income	(11,746)	—	—
Net fair value change included in realized gains	13,056	—	—
Net gain for derivatives included in net investment income	—	44,492	—
Net change included in interest credited	—	—	32,071
Purchases, sales and settlements or maturities
Purchases	—	16,844	—
Sales	(37,803)	—	—
Settlements or maturities	(10)	(36,640)	—
Premiums less benefits	—	—	27,681
Gross transfers into Level 3	54,241	—	—
Gross transfers out of Level 3	(1,609)	—	—

Balance at December 31, 2014	64,433	189,449	208,187

Total realized and unrealized investment gains included in other comprehensive income	427	—	—
Net fair value change included in realized gains (losses)	—	—	—
Net loss for derivatives included in net investment income	—	(13,889)	—
Net change included in interest credited	—	—	(6,439)
Purchases, sales and settlements or maturities
Purchases	—	22,369	—
Sales	(2)	(55,279)	—
Settlements or maturities	(479)	(19,643)	—
Premiums less benefits	—	—	40,664
Gross transfers into Level 3	10,228	—	—
Gross transfers out of Level 3	(54,477)	—	—

Balance at December 31, 2015	20,130	123,007	242,412

Total realized and unrealized investment gains included in other comprehensive income	481	—	—
Net fair value change included in realized gains (losses)	—	—	—
Net gain for derivatives included in net investment income	—	28,400	—
Net change included in interest credited	—	—	25,239
Purchases, sales and settlements or maturities
Purchases	—	27,961	—
Sales	—	—	—
Settlements or maturities	(425)	(22,889)	—
Premiums less benefits	—	—	46,679
Gross transfers into Level 3	908	—	—
Gross transfers out of Level 3	(6,830)	—	—

Balance at December 31, 2016	$14,264	$156,479	$314,330

Within the net gain (loss) for derivatives included in net investment income were unrealized gains of $44,615,000, unrealized losses of $50,114,000, and unrealized gains of $24,108,000 relating to assets still held at December 31, 2016, 2015, and 2014, respectively.

Note 9 – Fair Value of Financial Instruments – (Continued)

There were no transfers between Level 1 and Level 2 fair value hierarchies. The transfers into Level 3 during the years ended December 31, 2016, 2015, and 2014 were the result of existing securities no longer being priced by the third-party pricing service at the end of the period and unless information is obtained from the brokers that indicate observable inputs were used in their pricing, there are not enough observable inputs to enable American National to classify the securities priced by the brokers as anything other than Level 3. American National’s valuation of these securities involves judgment regarding assumptions market participants would use including quotes from independent brokers. The inputs used by the brokers include recent transactions in the security, similar bonds with same name, ratings, maturity and structure, external dealer quotes in the security, Bloomberg evaluated pricing and prior months pricing. None of them are observable to American National as of December 31, 2016. The transfers out of Level 3 during the years ended December 31, 2016, 2015, and 2014, were securities being priced by the third-party service at the end of the period, using inputs that are observable or derived from market data, which resulted in classification of these assets as Level 2.

Note 10 – Deferred Policy Acquisition Costs

Deferred policy acquisition costs are shown below (in thousands):

			Accident	Property
	Life	Annuity	& Health	& Casualty	Total
Balance at December 31, 2013	$684,084	424,158	47,220	122,271	$1,277,733

Additions	110,195	47,400	19,530	213,237	390,362
Amortization	(78,181)	(79,135)	(18,966)	(223,658)	(399,940)
Effect of change in unrealized gains on available-for-sale securities	(4,629)	(9,982)	—	—	(14,611)

Net change	27,385	(41,717)	564	(10,421)	(24,189)

Balance at December 31, 2014	711,469	382,441	47,784	111,850	1,253,544

Additions	108,615	64,724	20,249	236,785	430,373
Amortization	(77,567)	(81,793)	(23,643)	(235,585)	(418,588)
Effect of change in unrealized gains on available-for-sale securities	13,506	45,834	—	—	59,340

Net change	44,554	28,765	(3,394)	1,200	71,125

Balance at December 31, 2015	756,023	411,206	44,390	113,050	1,324,669

Additions	108,825	77,161	11,203	263,024	460,213
Amortization	(112,712)	(71,381)	(14,973)	(262,299)	(461,365)
Effect of change in unrealized gains on available-for-sale securities	(6,296)	(22,778)	—	—	(29,074)

Net change	(10,183)	(16,998)	(3,770)	725	(30,226)

Balance at December 31, 2016	$745,840	$394,208	$40,620	$113,775	$1,294,443

Commissions comprise the majority of the additions to deferred policy acquisition costs.

Note 11 – Liability for Future Policy Benefits and Policyholder Account Balances

American National estimates liabilities for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such liabilities are established on a block of business based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses, and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 6.0% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities range from 3.0% to 4.5%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses

The liability for unpaid claims and claim adjustment expenses (“claims”) for accident and health, and property and casualty insurance is included in “Policy and contract claims” in the consolidated statements of financial position and is the amount estimated for claims that have been reported but not settled and incurred but not reported (“IBNR”) claims. Liability for unpaid claims are estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, less anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur. The time value of money is not taken into account for the purposes of calculating the liability for unpaid claims. There have been no significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.

Information regarding the liability for unpaid claims is shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Unpaid claims balance, beginning	$1,104,302	$1,132,394	$1,096,301
Less reinsurance recoverables	217,337	245,906	215,164

Net beginning balance	886,965	886,488	881,137

Incurred related to
Current	1,055,796	950,228	940,466
Prior years	(36,788)	(22,830)	(44,806)

Total incurred claims	1,019,008	927,398	895,660

Paid claims related to
Current	654,175	580,476	561,887
Prior years	327,978	346,445	328,422

Total paid claims	982,153	926,921	890,309

Net balance	923,820	886,965	886,488
Plus reinsurance recoverables	216,903	217,337	245,906

Unpaid claims balance, ending	$1,140,723	$1,104,302	$1,132,394

The net and gross reserve calculations have shown favorable development as a result of favorable loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims attributable to insured events of prior years decreased by approximately $36,788,000 in 2016 and $22,830,000 in 2015 and $44,806,000 in 2014. This was a reflection of lower-than-anticipated losses in the multi-peril line of business in 2016 and lower-than-anticipated losses in the personal auto, other liability and multi-peril lines of business in 2015 and 2014.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

The reconciliation of the net incurred and paid claims development tables to the liability for claims and claim adjustment expenses in the consolidated statement of financial position is as follows (in thousands):

December 31, 2016
Net outstanding liabilities
Auto Liability	$369,209
Non-Auto Liability	263,801
Commercial Multi-Peril	88,259
Homeowners	61,256
Short Tail Property	26,088
Credit	16,076
Health	23,068
Other	2,278

Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	850,035

Reinsurance recoverable on unpaid claims
Auto Liability	8,004
Non-Auto Liability	30,923
Commercial Multi-Peril	3,348
Homeowners	1,442
Short Tail Property	20,497
Credit	15,280
Health	134,283
Other	3,648

Total reinsurance recoverable on unpaid claims	217,425

Insurance lines other than short-duration	192,517
Unallocated claims adjustment expenses	43,948

236,465

Total gross liability for unpaid claims and claim adjustment expense	$1,303,925

Property and Casualty Reserving Methodology—The following methods are utilized:

•	Initial Expected Loss Ratio—This method calculates an estimate of ultimate losses by applying an estimated loss ratio to actual earned premium for each calendar/accident year.

•	Bornhuetter-Ferguson—This method uses as a starting point an assumed initial expected loss ratio method and blends in the loss ratio implied by the claims experience to date by using loss development patterns based on our historical experience.

•	Loss or Expense Development (Chain Ladder)—This method uses actual loss or defense and cost containment expense data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

•	Ratio of Paid Defense and Cost Containment Expense to Paid Loss Development—This method uses the ratio of paid defense and cost containment expense to paid loss data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. In this method, an ultimate ratio of paid defense and cost containment expense to paid loss is selected for each accident period. The selected paid defense and cost containment expense to paid loss ratio is then applied to the selected ultimate loss for each accident period to estimate the ultimate defense and cost containment expense. Paid defense and cost containment expense is then subtracted from the ultimate defense and cost containment expense to calculate the unpaid defense and cost containment expense for that accident period.

•	Calendar Year Paid Adjusting and Other Expense to Paid Loss—This method uses a selected prior calendar years’ paid expense to paid loss ratio to project ultimate loss adjustment expenses for adjusting and other expense. A percentage of the selected ratio is applied to the case reserves (depending on the line of insurance) and 100% to the indicated IBNR reserves. These ratios assume that a percentage of the expense is incurred when a claim is opened and the remaining percentage is paid throughout the claim’s life.

•	Pegged Frequency and Severity – uses actual claims count data and emergence patterns of older accident periods to project the ultimate number of reported claims for a given accident year. A similar process projects the ultimate average severity per claim so that the product of the 2 projections results in a projection of ultimate loss for a given accident year.

For most credit property and casualty products, IBNR liability is calculated as a percentage of pro rata unearned premium, with the specific percentage for a given product line determined by a completion factor method. For a large subset of GAP waiver and collateral protection insurance business, IBNR liability is the average monthly paid loss over the preceding 12 months.

The expected development on reported claims is the sum of a pay-to-current reserve and a future reserve. The pay-to-current reserve is calculated for each open claim having a monthly indemnity and contains the monies required to pay the open claim from the last payment date to the current valuation date. The future reserve is calculated by assigning to each open claim a fixed reserve amount based on the historical average severity. For debt cancellation products and involuntary unemployment insurance this reserve is calculated using published valuation tables.

Cumulative claim frequency information is calculated on a per claim basis. Claims that do not result in a liability are not considered in the determination of unpaid liabilities.

For any given line of business, none of these methods are relied on exclusively. With minor exception, we will typically run all of these methods for most lines. While we may not ultimately utilize a given method for a given line, we will review as a check for reasonableness of our selected result.

The following contains information about incurred and paid claims development as of December 31, 2016, net of reinsurance, as well as cumulative claim frequency and the total of incurred-but-not-reported liabilities plus expected development on reported claims included within the net incurred claims amounts. The information about incurred and paid claims development for the years ended December 31, 2007, to 2015, is presented as supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Auto Liability- Consists of personal and commercial auto. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance										As of December 31, 2016

	For the Years Ended December 31,										IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$306,939	$281,373	$278,279	$276,801	$276,740	$275,669	$274,620	$273,938	$273,484	$273,039	$106	51,839
2008		280,131	271,759	261,683	261,555	260,015	257,097	257,915	256,158	255,600	191	47,788
2009			299,753	273,551	263,269	258,749	260,029	258,200	257,678	256,586	376	47,059
2010				288,166	270,935	266,223	265,949	264,104	263,040	261,930	1,045	47,081
2011					263,411	250,659	248,865	244,519	244,436	242,619	1,891	47,049
2012						251,593	242,255	231,312	228,013	229,426	3,333	44,546
2013							242,364	236,432	233,068	231,301	7,190	38,641
2014								232,146	223,386	217,819	13,842	35,800
2015									237,578	240,696	34,168	35,573
2016										259,173	78,756	34,276

									Total	$2,468,189

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	For the Years Ended December 31,
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$103,283	$178,233	$223,147	$248,430	$261,908	$269,148	$270,745	$271,751	$272,602	$272,603
2008		92,395	163,228	203,708	228,898	244,749	249,953	251,924	253,145	255,118
2009			95,847	166,441	203,869	228,650	242,768	250,681	253,417	254,988
2010				92,589	164,298	208,531	237,540	250,647	257,021	259,173
2011					93,245	161,387	197,326	217,640	230,585	236,187
2012						82,531	150,323	183,448	204,980	214,467
2013							79,358	143,709	181,535	204,480
2014								72,838	134,376	166,947
2015									78,861	149,365
2016										86,491

									Total	$2,099,819
		All outstanding liabilities before 2007, net of reinsurance*								839

		Liabilities for claims and claim adjustment expenses, net of reinsurance								$369,209

*Unaudited supplemental information

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Non-Auto Liability- Consists of workers’ compensation and other liability occurrence. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance										As of December 31, 2016

	For the Years Ended December 31,										IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$87,108	$82,759	$85,138	$83,071	$79,720	$80,520	$78,496	$78,739	$79,101	$79,668	$2,532	30,182
2008		85,367	85,384	77,798	72,492	71,969	73,436	74,114	73,912	74,684	3,025	18,374
2009			83,773	75,857	70,905	72,267	72,490	72,077	71,003	71,517	3,681	13,294
2010				91,191	85,498	83,724	82,287	82,145	82,087	80,920	5,141	7,778
2011					86,409	76,038	75,390	74,372	73,647	71,423	6,088	5,673
2012						83,146	80,470	78,644	75,226	68,017	7,407	4,706
2013							74,183	75,815	70,772	67,841	9,541	4,411
2014								83,084	75,550	72,624	16,145	5,824
2015									83,897	78,968	31,995	5,116
2016										86,935	48,102	3,153

									Total	$752,597

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	For the Years Ended December 31,
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$22,008	$37,569	$50,184	$58,978	$65,026	$68,652	$70,605	$72,044	$73,180	$74,880
2008		18,852	34,624	43,206	51,077	58,043	62,087	64,840	66,629	67,329
2009			15,389	28,725	41,424	49,895	55,391	61,277	63,039	64,755
2010				16,473	31,819	46,746	57,354	65,557	69,091	70,369
2011					13,848	31,943	41,814	52,003	56,791	60,706
2012						13,862	27,574	38,826	49,585	55,194
2013							12,794	22,743	32,474	42,504
2014								11,201	26,587	36,220
2015									11,979	23,488
2016										12,733

									Total	$508,178
		All outstanding liabilities before 2007, net of reinsurance*								19,382

	Liabilities for claims and claim adjustment expenses, net of reinsurance									$263,801

*Unaudited supplemental information

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Commercial Multi-Peril- Consists of business owners insurance and mortgage fire business. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance										As of December 31, 2016

	For the Years Ended December 31,										IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$43,834	$40,324	$39,877	$39,215	$39,309	$38,158	$38,218	$38,078	$38,243	$37,861	$684	3,290
2008		40,640	39,231	37,105	37,825	37,034	35,594	36,141	37,605	37,298	1,061	3,831
2009			41,027	38,666	36,610	35,354	34,884	34,381	34,529	34,079	989	3,512
2010				41,116	37,736	40,243	37,520	35,914	37,839	37,215	1,294	3,583
2011					42,185	40,825	39,037	38,160	38,456	36,945	1,308	3,552
2012						35,169	28,548	26,805	23,258	23,385	1,206	2,704
2013							33,979	27,592	27,867	26,970	2,653	2,188
2014								36,852	31,220	34,911	4,962	2,229
2015									33,997	31,488	9,814	2,003
2016										38,114	20,761	3,069

									Total	$338,266

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	For the Years Ended December 31,
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$11,548	$17,625	$21,869	$26,682	$31,080	$34,386	$35,217	$35,738	$36,054	$36,474
2008		10,083	17,357	20,638	25,415	29,900	32,187	34,321	34,847	35,270
2009			11,101	17,248	21,660	25,779	30,272	32,150	32,623	32,842
2010				12,511	17,490	22,135	27,152	31,378	33,384	34,888
2011					13,092	18,390	22,616	28,291	30,458	32,692
2012						11,525	14,454	16,263	18,670	20,716
2013							9,374	12,723	15,426	18,406
2014								12,001	16,484	20,199
2015									9,820	12,956
2016										11,327

									Total	$255,770
		All outstanding liabilities before 2007, net of reinsurance*								5,763

	Liabilities for claims and claim adjustment expenses, net of reinsurance									$88,259

*Unaudited supplemental information

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Homeowners- Consists of homeowners and renters business. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance										As of December 31, 2016

	For the Years Ended December 31,										IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$127,373	$125,628	$124,041	$123,879	$123,950	$123,747	$123,681	$123,619	$123,668	$123,624	$—	22,811
2008		191,926	198,128	198,351	198,578	197,066	196,987	196,777	197,210	197,004	86	42,646
2009			183,437	178,420	179,249	177,534	177,798	177,989	178,372	178,073	130	31,483
2010				206,606	200,318	198,111	198,029	197,443	197,675	197,465	225	37,066
2011					203,301	200,356	198,757	197,581	197,381	197,451	335	38,748
2012						181,284	177,664	175,523	175,509	175,178	464	30,972
2013							152,208	149,080	149,272	148,231	440	19,997
2014								132,651	131,634	130,287	690	18,115
2015									125,430	124,197	1,552	17,583
2016										147,262	9,391	19,917

									Total	$1,618,772

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	For the Years Ended December 31,
Accident Year	2007*	2008*	2009*	2010*	2011*	2012*	2013*	2014*	2015*	2016
2007	$91,413	$116,836	$119,622	$121,596	$122,919	$123,126	$123,295	$123,570	$123,578	$123,591
2008		148,526	189,694	193,653	195,290	195,936	196,132	196,358	196,546	196,896
2009			142,781	170,372	173,985	175,220	176,588	176,985	177,428	177,615
2010				149,755	189,046	193,006	195,365	195,714	196,281	196,419
2011					160,625	190,946	194,237	195,327	196,575	196,628
2012						143,797	169,415	171,842	173,170	173,676
2013							115,605	140,309	145,152	146,650
2014								96,300	122,601	126,245
2015									86,617	114,696
2016										105,415

									Total	$1,557,831
		All outstanding liabilities before 2007, net of reinsurance*								315

		Liabilities for claims and claim adjustment expenses, net of reinsurance								$61,256

*Unaudited supplemental information

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Short Tail Property- Consists of auto physical damage, fire, rental owners, standard fire policy, country estates, inland marine and watercraft. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance		As of December 31, 2016
	For the Years Ended December 31,		IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2015*	2016
2015	202,310	199,957	315	59,375
2016	—	215,492	(3,433)	61,535

	Total	$415,449

			Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
			For the Years Ended December 31,
Accident Year			2015*	2016
2015			182,772	198,140
2016			—	192,325

			Total	$390,465
All outstanding liabilities before 2015, net of reinsurance*				1,104

Liabilities for claims and claim adjustment expenses, net of reinsurance				$26,088

*Unaudited supplemental information

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Credit- Consists of credit property insurance, vendor’s or lender’s single interest insurance, GAP insurance, GAP waiver, debt cancellation products, involuntary unemployment insurance and collateral protection insurance. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance		As of December 31, 2016
	For the Years Ended December 31,		IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2015*	2016
2015	46,540	46,367	—	34,211
2016	—	75,841	8,584	39,877

	Total	$122,208

			Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
			For the Years Ended December 31,
Accident Year			2015*	2016
2015			34,499	46,367
2016			—	59,765

			Total	$106,132
All outstanding liabilities before 2015, net of reinsurance*				—

Liabilities for claims and claim adjustment expenses, net of reinsurance				$16,076

*Unaudited supplemental information

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Accident and Health Reserving Methodology

Completion Factor Approach—This method assumes that the historical claim patterns will be an accurate representation of unpaid claim liabilities. An estimate of the unpaid claims is calculated by subtracting period-to-date paid claims from an estimate of the ultimate “complete” payment for all incurred claims in the period. Completion factors are calculated which “complete” the current period-to-date payment totals for each incurred month to estimate the ultimate expected payout.

Tabular Claims Reserves—This method is used to calculate the reserves for disability income blocks of business. These reserves rely on published valuation continuance tables created using industry experience regarding assumptions of continued morbidity and subsequent recovery. Reserves are calculated by applying these continuance tables, along with appropriate company experience adjustments, to the stream of contractual benefit payments. These expected benefit payments are discounted at the required interest rate.

Future Policy Benefits—Reserves are equal to the aggregate of the present value of expected future benefit payments, less the present value of expected future premiums. Morbidity and termination assumptions are based on our experience or published valuation tables when available and appropriate.

Premium Deficiency Reserves—Deficiency reserves are established when the expected future claim payments and expenses for a classification of policies are in excess of the expected premiums for these policies. The determination of a deficiency reserve takes into consideration the likelihood of premium rate increases, the timing of these increases, and the expected benefit utilization patterns. We have established premium deficiency reserves for portions of the major medical business and the long-term care business that are in run-off. The assumptions and methods used to determine the deficiency reserves are reviewed periodically for reasonableness, and the reserve amount is monitored against emerging losses.

There is no expected development on reported claims in the health blocks. Claim frequency is determined by totaling the number of unique claim numbers during the period as each unique claim number represents a claim event for an individual claimant.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Accident and Health- Consists of stop loss, other supplemental health products and credit disability insurance. This line of business has substantially all claims settled and paid in less than four years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance					As of December 31, 2016
	For the Years Ended December 31,					IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2012*	2013*	2014*	2015*	2016
2012	47,085	58,082	54,285	54,193	54,183	3	67,043
2013	—	40,970	51,725	46,940	46,995	5	63,614
2014	—	—	38,102	67,545	62,802	10	51,456
2015	—	—	—	34,069	45,167	3,789	44,572
2016	—	—	—	—	36,198	11,002	35,709

				Total	$245,345

				Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
				For the Years Ended December 31,
Accident Year			2012*	2013*	2014*	2015*	2016
2012			32,701	54,252	54,094	54,115	54,120
2013			—	28,071	46,780	46,860	46,939
2014			—	—	25,436	62,632	62,678
2015			—	—	—	23,574	41,491
2016			—	—	—	—	24,357

						Total	$229,585
	All outstanding liabilities before 2012, net of reinsurance*						7,308

Liabilities for claims and claim adjustment expenses, net of reinsurance							$23,068

*Unaudited supplemental information

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

The following table is supplementary information. 10 year average annual percentage payout of incurred claims is shown below:

Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10

Auto Liability	35.5%	28.1%	15.5%	9.6%	5.2%	2.5%	0.8%	0.5%	0.5%	1.8%

Non-Auto Liability	19.9%	19.4%	15.2%	13.1%	8.3%	5.6%	2.5%	2.2%	1.2%	12.6%

Commercial Multi-Peril	33.8%	14.3%	10.7%	12.5%	10.5%	6.4%	3.3%	1.1%	1.0%	6.4%

Homeowners	76.2%	18.5%	2.2%	0.9%	0.5%	0.2%	0.1%	0.1%	0.1%	1.2%

Short Tail Property	90.3%	9.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Credit	76.6%	23.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Note 13 – Reinsurance

American National reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks. For the issue ages zero to 65, the maximum amount that would be retained by one life insurance company (American National) would be $1.5 million individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life. If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life aged zero to 65 could be $1.975 million. For the issue ages 66 and over, the maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life. If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life aged over 65 could be $1.175 million.

For the Property and Casualty segment, American National retains the first $500,000 of loss per workers’ compensation risk and $1.5 million of loss per non-workers’ compensation risk. Workers’ compensation reinsurance coverage for losses between $500,000 and $1 million follows satisfaction of a $2 million annual aggregate deductible. Reinsurance covers up to $6 million of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $20 million, and excess casualty clash coverage is purchased to cover losses up to $60 million. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits, and extra contractual obligations. Facultative reinsurance is purchased for individual risks attaching at $20 million, as needed. Corporate catastrophe coverage is in place for losses up to a $500 million event. Catastrophe aggregate reinsurance coverage is also purchased. This coverage is provided by two contracts. The first contract provides for $30 million of coverage after $90 million of aggregated catastrophe losses has been reached. The first $10 million of each catastrophe loss contributes to the $90 million aggregation of losses. The second aggregate contract is the Stretch & Aggregate cover. It consists of a $35 million annual limit available either wholly or in part across two layers. The first layer is 8.75% of $400 million excess of $100 million on an occurrence basis. The second layer provides aggregate protection with subject loss of $35 million excess of $5 million of each catastrophe. Recoveries follow satisfaction of a $45 million annual aggregate deductible. This cover was placed on July 1, 2016. American National expects to place the cover again on July 1, 2017.

Note 13 – Reinsurance – (Continued)

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the reinsurer does not meet their obligations under any reinsurance treaties. American National had amounts recoverable from reinsurers of $401,709,000 and $413,881,000 at December 31, 2016 and 2015, respectively. None of the amount outstanding at December 31, 2016 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Information regarding the effect of reinsurance is shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Direct premiums	$2,246,595	$2,069,434	$2,049,447
Reinsurance premiums assumed from other companies	194,910	188,368	227,076
Reinsurance premiums ceded to other companies	(444,857)	(419,283)	(460,552)

Net premiums	$1,996,648	$1,838,519	$1,815,971

Life insurance in-force and related reinsurance amounts are shown below (in thousands):

	December 31,
	2016	2015	2014
Direct life insurance in-force	$95,439,425	$90,194,532	$85,570,057
Reinsurance risks assumed from other companies	181,655	120	6,007
Reinsurance risks ceded to other companies	(29,980,485)	(29,891,183)	(30,007,131)

Net life insurance in-force	$65,640,595	$60,303,469	$55,568,933

Note 14 – Federal Income Taxes

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

	Years ended December 31,
	2016		2015		2014
	Amount	Rate	Amount	Rate	Amount	Rate
Income tax on pre-tax income	$89,732	35.0%	$121,134	35.0%	$115,061	35.0%
Tax-exempt investment income	(7,834)	(3.1)	(7,589)	(2.2)	(6,680)	(2.0)
Deferred tax change	6,699	2.6	—	—	—	—
Dividend exclusion	(8,490)	(3.3)	(8,183)	(2.4)	(7,620)	(2.3)
Miscellaneous tax credits, net	(9,993)	(3.9)	(9,103)	(2.6)	(7,888)	(2.4)
Low income housing tax credit expense	4,795	1.9	4,862	1.4	4,583	1.4
Other items, net	(3,885)	(1.5)	2,599	0.8	(842)	(0.3)

Provision for federal income tax before interest expense	71,024	27.7	103,720	30.0	96,614	29.4
Interest expense	2,686	1.1	—	—	—	—

Total	$73,710	28.8%	$103,720	30.0%	$96,614	29.4%

American National made income tax payments of $33,367,000, $80,759,000 and $61,821,000 during 2016, 2015, and 2014, respectively.

Note 14 – Federal Income Taxes – (Continued)

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

	December 31,
	2016	2015
DEFERRED TAX ASSETS
Invested assets, principally due to impairment losses	$41,982	$84,061
Investment in real estate and other invested assets, principally due to investment valuation allowances	10,028	7,867
Policyholder funds, principally due to policy reserve discount	159,351	181,003
Policyholder funds, principally due to unearned premium reserve	35,207	33,214
Participating policyholders’ surplus	54,023	50,648
Pension	57,388	77,976
Commissions and other expenses	6,563	7,003
Other assets	37,250	33,150
Tax carryforwards	278	—

Gross deferred tax assets	402,070	474,922

DEFERRED TAX LIABILITIES
Marketable securities, principally due to net unrealized gains	329,464	265,577
Investment in bonds, principally due to differences between GAAP and tax basis	20,875	19,047
Deferred policy acquisition costs, due to difference between GAAP and tax amortization methods	342,888	355,416
Property, plant and equipment, principally due to difference between
GAAP and tax depreciation methods	27,490	23,636
Other liabilities	48,840	30,541

Gross deferred tax liabilities	769,557	694,217

Total net deferred tax liability	$367,487	$219,295

Management believes that a sufficient taxable income will be achieved over time to utilize the deferred tax assets in the consolidated federal tax return; therefore, no valuation allowance was recorded as of December 31, 2016 and 2015. There are no ordinary loss tax carryforwards that will expire by December 31, 2017.

American National’s federal income tax returns for years 2013 to 2015 and years 2005 to 2009 are subject to examination by the Internal Revenue Service. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld. No provision for penalties was established; however, management has accrued interest in the amount of $2.7 million, net of tax, during 2016 relating to a dispute with the Internal Revenue Service. Management does not believe there are any uncertain tax benefits that could be recognized within the next twelve months that would decrease American National’s effective tax rate.

Note 15 – Accumulated Other Comprehensive Income

The components of and changes in the accumulated other comprehensive income (“AOCI”), and the related tax effects, are shown below (in thousands):

	Net Unrealized Gains (Losses) on Securities	Defined Benefit Pension Plan Adjustments	Foreign Currency Adjustments	AOCI
Balance at December 31, 2013	$457,937	$(43,884)	$(341)	$413,712
Amounts reclassified from AOCI (net of tax benefit $12,379 and expense $1,547)	(22,990)	2,873	—	(20,117)
Unrealized holding gains arising during the period (net of tax expense $79,535)	147,709	—	—	147,709
Unrealized adjustment to DAC (net of tax benefit $5,986)	(8,625)	—	—	(8,625)
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax benefit $3,166)	(5,880)	—	—	(5,880)
Actuarial loss arising during the period (net of tax benefit of $18,880)	—	(35,063)	—	(35,063)
Foreign currency adjustment (net of tax benefit $514)	—	—	(954)	(954)

Balance at December 31, 2014	568,151	(76,074)	(1,295)	490,782

Amounts reclassified from AOCI (net of tax benefit $12,845 and expense $3,429)	(23,856)	6,368	—	(17,488)
Unrealized holding losses arising during the period (net of tax benefit $72,711)	(135,035)	—	—	(135,035)
Unrealized adjustment to DAC (net of tax expense $20,786)	38,554	—	—	38,554
Unrealized losses on investments attributable to participating policyholders’ interest (net of tax expense $3,026)	5,620	—	—	5,620
Actuarial loss arising during the period (net of tax benefit of $15,175)	—	(28,183)	—	(28,183)
Foreign currency adjustment (net of tax benefit $878)	—	—	(1,630)	(1,630)

Balance at December 31, 2015	453,434	(97,889)	(2,925)	352,620

Amounts reclassified from AOCI (net of tax benefit $7,705 and expense $4,438)	(14,308)	8,242	—	(6,066)
Unrealized holding gains arising during the period (net of tax expense $71,859)	133,451	—	—	133,451
Unrealized adjustment to DAC (net of tax benefit $10,318)	(18,756)	—	—	(18,756)
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax benefit $3,599)	(6,683)	—	—	(6,683)
Actuarial gain arising during the period (net of tax expense of $562)	—	1,044	—	1,044
Foreign currency adjustment (net of tax expense $156)	—	—	289	289

Balance at December 31, 2016	$547,138	$(88,603)	$(2,636)	$455,899

Note 16 – Stockholders’ Equity and Noncontrolling Interests

American National has one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at the dates indicated are shown below:

	Years ended December 31,
	2016	2015	2014
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	(3,917,933)	(3,937,993)	(3,960,507)

Outstanding shares	26,914,516	26,894,456	26,871,942
Restricted shares	(76,000)	(76,000)	(142,667)

Unrestricted outstanding shares	26,838,516	26,818,456	26,729,275

Stock-based compensation

American National has one stock-based compensation plan, which allows for grants of Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock (“RS”) Awards, Restricted Stock Units (“RSU”), Performance Awards, Incentive Awards or any combination thereof. This plan is administered by the American National Board Compensation Committee. Incentive awards under this plan are made to officers meeting established performance objectives. All awards are subject to review and approval by the Board Compensation Committee both at the time of setting applicable performance objectives and at payment of the awards. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year. Grants are made to certain officers and directors as compensation and to align their interests with those of other shareholders.

SAR, RS and RSU information for the periods indicated are shown below:

	SAR		RS Shares		RS Units
	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value	Units	Weighted-Average Grant Date Fair Value
Outstanding at December 31, 2013	74,435	$114.08	190,667	$107.54	121,369	$76.23
Granted	—	—	—	—	66,383	113.49
Exercised	(3,226)	95.54	(48,000)	108.00	(59,438)	76.53
Forfeited	—	—	—	—	(100)	113.49
Expired	(16,279)	115.11	—	—	—	—

Outstanding at December 31, 2014	54,930	114.86	142,667	107.39	128,214	95.82

Granted	—	—	—	—	83,093	104.75
Exercised	(116)	73.97	(66,667)	103.58	(75,119)	91.35
Forfeited	—	—	—	—	(463)	105.30
Expired	(16,722)	114.42	—	—	—	—

Outstanding at December 31, 2015	38,092	115.18	76,000	110.73	135,725	103.73

Granted	—	—	—	—	36,849	103.58
Exercised	(15,375)	114.07	—	—	(66,581)	100.06
Forfeited	—	—	—	—	(5,548)	106.10
Expired	(16,564)	116.88	—	—	—	—

Outstanding at December 31, 2016	6,153	$113.36	76,000	$110.73	100,445	$105.97

Note 16 – Stockholders’ Equity and Noncontrolling Interests – (Continued)

	SAR	RS Shares	RS Units
Weighted-average contractual remaining life (in years)	0.94	2.94	1.61
Exercisable shares	6,153	N/A	N/A
Weighted-average exercise price	$113.36	$110.73	$105.97
Weighted-average exercise price exercisable shares	113.36	N/A	N/A
Compensation expense (credit)
Year ended December 31, 2016	$179,000	$843,000	$6,539,000
Year ended December 31, 2015	(72,000)	1,147,000	6,635,000
Year ended December 31, 2014	(23,000)	2,963,000	7,710,000
Fair value of liability award
December 31, 2016	$213,000	N/A	$23,634,000
December 31, 2015	37,000	N/A	19,415,000

The SARs give the holder the right to cash compensation based on the difference between the stock price on the grant date and the stock price on the exercise date. The SARs vest at a rate of 20% per year for five years and expire five years after vesting.

RS awards entitle the participant to full dividend and voting rights. Each RS share awarded has the value of one share of restricted stock and vests 10 years from the grant date. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years and most of these awards feature a graded vesting schedule in the case of the retirement, death or disability of an award holder. Restricted stock awards for 350,334 shares have been granted at an exercise price of zero, of which 76,000 shares are unvested.

RSU awards allow the recipient of the awards to settle the vested RSUs in either shares of American National’s common stock or cash. RSUs vest after a three-year graded vesting requirement or over a shorter period as a result of death, disability or retirement after age 65.

Earnings per share

Basic earnings per share were calculated using a weighted average number of shares outstanding. Diluted earnings per share include RS and RSU award shares.

	Years ended December 31,
	2016	2015	2014
Weighted average shares outstanding	26,908,570	26,876,522	26,802,841
Incremental shares from RS awards and RSUs	58,502	73,544	115,829

Total shares for diluted calculations	26,967,072	26,950,066	26,918,670

Net income attributable to American National (in thousands)	$181,003	$242,988	$245,335
Basic earnings per share	$6.73	$9.04	$9.15
Diluted earnings per share	6.71	9.02	9.11

Note 16 – Stockholders’ Equity and Noncontrolling Interests – (Continued)

Statutory Capital and Surplus

Risk Based Capital (“RBC”) is a measure insurance regulators use to evaluate the capital adequacy of American National Insurance Company and its insurance subsidiaries. RBC is calculated using formulas applied to certain financial balances and activities that consider, among other things, investment risks related to the type and quality of investments, insurance risks associated with products and liabilities, interest rate risks and general business risks. Insurance companies that do not maintain capital and surplus at a level at least 200% of the authorized control level RBC are required to take certain actions. At December 31, 2016 and 2015, American National Insurance Company’s statutory capital and surplus was $2,985,909,000 and $2,925,935,000, respectively. American National Insurance Company and each of its insurance subsidiaries had statutory capital and surplus at December 31, 2016 and 2015, substantially above 200% of the authorized control level.

American National and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which include certain components of the National Association of Insurance Commissioners’ Codification of Statutory Accounting Principles (“NAIC Codification”). NAIC Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting practices continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the statutory capital and surplus of American National Insurance Company and its insurance subsidiaries.

Statutory accounting differs from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, and valuing securities on a different basis. In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus.

One of American National’s insurance subsidiaries has been granted a permitted practice from the Missouri Department of Insurance to record as the valuation of its investment in a wholly-owned subsidiary that is the attorney-in-fact for a Texas domiciled insurer, the statutory capital and surplus of the Texas domiciled insurer. This permitted practice increases the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary by $67,858,000 and $67,076,000 at December 31, 2016 and 2015, respectively. Additionally, the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary would have remained substantially above the company action level RBC had it not used the permitted practice.

Note 16 – Stockholders’ Equity and Noncontrolling Interests – (Continued)

The statutory capital and surplus and net income of our life and property and casualty insurance entities in accordance with statutory accounting practices are shown below (in thousands):

		December 31,
		2016	2015
Statutory capital and surplus
Life insurance entities		$1,921,171	$1,900,939
Property and casualty insurance entities		1,074,525	1,033,942

	Years ended December 31,
	2016	2015	2014
Statutory net income
Life insurance entities	$82,101	$136,170	$169,823
Property and casualty insurance entities	48,378	71,823	73,076

Dividends

American National Insurance Company’s payment of dividends to stockholders is restricted by statutory regulations. The restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to the greater of the prior year’s statutory net income from operations, or 10% of prior year statutory surplus. American National Insurance Company is permitted to pay total dividends of $298,591,000 during 2017, without prior approval of the Texas Department of Insurance. Similar restrictions on amounts that can transfer in the form of dividends, loans, or advances to American National Insurance Company apply to its insurance subsidiaries.

Noncontrolling interests

American National County Mutual Insurance Company (“County Mutual”) is a mutual insurance company that is owned by its policyholders. American National has a management agreement that effectively gives it control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National. Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6,750,000 at December 31, 2016 and 2015.

American National Insurance Company and its subsidiaries exercise significant control or ownership of various joint ventures, resulting in their consolidation into American National’s consolidated financial statements. The interests of the other partners in the consolidated joint ventures are shown as noncontrolling interests of $2,567,000 and $3,439,000 at December 31, 2016 and 2015, respectively.

Note 17 – Segment Information

Management organizes the business into five operating segments:

•	Life—markets whole, term, universal, indexed and variable life insurance on a national basis primarily through career, multiple-line, and independent agents as well as direct marketing channels.

•	Annuity—offers fixed, indexed, and variable annuity products. These products are primarily sold through independent agents, brokers, and financial institutions, along with multiple-line and career agents.

•	Health—primary lines of business are Medicare supplement, stop loss, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and managing general underwriters.

•	Property and Casualty—writes personal, agricultural and targeted commercial coverages and credit-related property insurance. These products are primarily sold through multiple-line and independent agents.

•	Corporate and Other—consists of net investment income from investments not allocated to the insurance segments and revenues from non-insurance operations.

The accounting policies of the segments are the same as those described in Note 2 to the consolidated financial statements. All revenues and expenses specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Revenues and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•	Recurring income from bonds and mortgage loans is allocated based on the assets allocated to each line of business at the average yield available from these assets.

•	Net investment income from all other assets is allocated to the insurance segments in accordance with the amount of capital allocated to each segment, with the remainder recorded in the Corporate and Other business segment.

•	Expenses are allocated based upon various factors, including premium and commission ratios of the operating segments.

The following summarizes the results of operations measured as the income before federal income taxes, and equity in earnings of unconsolidated affiliates by operating segments (in thousands):

	Years ended December 31,
	2016	2015	2014
Life	$28,116	$33,453	$43,352
Annuity	75,619	59,955	95,736
Health	1,312	1,925	25,559
Property and Casualty	34,554	68,990	89,632
Corporate and Other	59,576	104,365	74,467

Total	$199,177	$268,688	$328,746

The following summarizes total assets by operating segments (in thousands):

	Years ended December 31,
	2016	2015	2014
		(As Revised)	(As Revised)
Total Assets
Life	$5,921,208	$5,718,553	$5,565,791
Annuity	11,310,936	10,888,447	10,766,619
Health	472,369	463,600	489,873
Property and Casualty	2,046,303	2,040,102	1,992,741
Corporate and other	4,782,406	4,655,854	4,750,812

Total	$24,533,222	$23,766,556	$23,565,836

Note 18 – Pension and Postretirement Benefits

Savings plans

American National sponsors a qualified defined contribution (401(k) plan) for all employees, and non-qualified defined contribution plans for certain employees whose otherwise eligible earnings exceed the statutory limits under the qualified plans. The total expense associated with these plans was $13,658,000, $12,146,000, and $12,350,000 for 2016, 2015, and 2014, respectively.

Pension benefits

American National sponsors qualified and non-qualified defined benefit pension plans each of which have been frozen. As such, no additional benefits are accrued through these plans for additional years of service credit or future salary increase credit, and no new participants are added to the plans. Benefits earned by eligible employees prior to the plans being frozen have not been affected. Early in 2017, the Company commenced a one- time window offering to terminated, vested participants of our qualified defined benefit pension plans. The offer allows participants to take a lump sum or annuity payout which will be funded from pension plan assets.

The qualified pension plans are noncontributory. The plans provide benefits for salaried and management employees and corporate clerical employees subject to a collective bargaining agreement based on years of service and employee compensation. The non-qualified pension plans cover key employees and restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):

	2016	2015
Reconciliation of benefit obligation
Obligation at January 1,	$524,143	$513,151
Service cost	59	97
Interest cost on projected benefit obligation	20,690	18,721
Actuarial loss	3,684	21,451
Benefits paid	(35,044)	(29,277)

Obligation at December 31,	513,532	524,143

Reconciliation of fair value of plan assets
Fair value of plan assets at January 1,	322,563	324,179
Actual return on plan assets	27,305	(1,051)
Employer contributions	52,409	28,712
Benefits paid	(35,044)	(29,277)

Fair value of plan assets at December 31,	367,233	322,563

Funded status at December 31,	$(146,299)	$(201,580)

The components of net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Service cost	$59	$97	$111
Interest cost	20,690	18,721	20,612
Expected return on plan assets	(22,013)	(20,856)	(20,402)
Amortization of net actuarial loss	12,680	9,797	4,421

Net periodic benefit cost	$11,416	$7,759	$4,742

Note 18 – Pension and Postretirement Benefits – (Continued)

Amounts related to the defined benefit pension plans recognized as a component of OCI are shown below (in thousands):

	Years ended December 31,
	2016	2015	2014
Actuarial gain (loss)	$14,286	$(33,562)	$(49,523)
Deferred tax (expense) benefit	(5,000)	11,747	17,333

Other comprehensive income (loss), net of tax	$9,286	$(21,815)	$(32,190)

The estimated actuarial loss for the plan that will be amortized out of AOCI into the net periodic benefit cost over the next fiscal year is $11,587,000. Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):

	Years ended December 31,
	2016	2015
Net actuarial loss	$(136,312)	$(150,598)
Deferred tax benefit	47,709	52,709

Amounts included in AOCI	$(88,603)	$(97,889)

The weighted average assumptions used are shown below:

	Used for Net Benefit	Used for Benefit
	Cost in Fiscal Year	Obligations
	1/1/2016 to 12/31/2016	as of 12/31/2016
Discount rate	4.08%	3.92%
Long-term rate of return	7.41	7.42

American National’s funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of ERISA. American National contributed $40,090,000, $18,630,000, and $12,482,500 to the qualified pension plans in 2016, 2015 and 2014, respectively. American National and its affiliates expect to contribute $20,000,000 to its qualified plans in 2017. The benefits paid from the non-qualified plans were $12,319,000, $10,082,000 and $8,615,000 in 2016, 2015 and 2014, respectively. Future payments from the non-qualified pension benefit plans will be funded out of general corporate assets.

The following table shows pension benefit payments, expected to be paid (in thousands). The amount for 2017 includes an estimate for possible lump sum payments associated with the aforementioned one time window offering.

2017	$59,475
2018	30,871
2019	34,839
2020	30,340
2021	33,919
2022-2026	158,224

Note 18 – Pension and Postretirement Benefits – (Continued)

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9 for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The fair values of the pension plan assets by asset category are shown below (in thousands):

	December 31, 2016
	Total	Level 1	Level 2	Level 3
Asset Category
U.S. states and political subdivision securities	$1,952	$—	$1,952	$—
Corporate debt securities	58,462	—	58,462
Residential mortgage-backed securities	616	—	616	—
Mutual fund	9,405	9,405	—	—
Equity securities by sector
Consumer goods	53,252	53,252	—	—
Energy and utilities	28,602	28,602	—	—
Finance	51,842	51,842	—	—
Healthcare	27,501	27,501	—	—
Industrials	17,035	17,035	—	—
Information technology	33,992	33,992	—	—
Other	30,042	30,042	—	—
Commercial paper	49,111	—	49,111	—
Unallocated group annuity contract	4,742	—	4,742	—
Other	679	592	87	—

Total	$367,233	$252,263	$114,970	$—

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$41,365	$—	$41,365	$—
Residential mortgage-backed securities	803	—	803	—
Mutual fund	9,405	9,405	—	—
Equity securities by sector
Consumer goods	50,485	50,485	—	—
Energy and utilities	22,525	22,525	—	—
Finance	47,469	47,469	—	—
Healthcare	2,306	2,306	—	—
Industrials	29,050	29,050	—	—
Information technology	16,522	16,522	—	—
Other	65,410	65,410	—	—
Commercial paper	30,511	—	30,511	—
Unallocated group annuity contract	5,763	—	5,763	—
Other	949	862	87	—

Total	$322,563	$244,034	$78,529	$—

Note 18 – Pension and Postretirement Benefits – (Continued)

The investment policy for the retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 75% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The corporate debt securities category are investment grade bonds of U.S and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of 1 to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represent asset-backed securities with a maturity date 1 to 30 years with a rating of NAIC 1 or 2.

Equity portfolio managers have discretion to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing liquidity for the specific security.

Commercial paper investments generally have a credit rating of A2 Moody’s or P2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

Postretirement life and health benefits

American National sponsors a contributory health and dental benefit plan to a closed block of retirees and their dependents who met certain age and length of service requirements as of December 31, 1993. The primary retiree health benefit plan provides Medicare Supplemental and prescription drug benefits. American National’s contribution is limited to $40 per month for retirees and spouses. Since American National’s contributions to the cost of the retiree benefits plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation. Under American National’s various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $6,197,000 and $6,055,000 at December 31, 2016 and 2015, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation.

Note 19 – Commitments and Contingencies

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2016 were approximately $5,086,000.

American National had aggregate commitments at December 31, 2016, to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $787,077,000 of which $538,260,000 is expected to be funded in 2017 with the remainder funded in 2018 and beyond.

American National has a $100,000,000 short-term variable rate borrowing facility containing a $55,000,000 sub-feature for the issuance of letters of credit. Borrowings under the facility are at the discretion of the lender and would be used only for funding working capital requirements. The combination of borrowings and outstanding letters of credit cannot exceed $100,000,000 at any time. As of December 31, 2016 and 2015, the outstanding letters of credit were $9,473,000 and $9,501,000, respectively, and there were no borrowings on this facility. This facility expires on October 30, 2017. American National expects it will be renewed on substantially equivalent terms upon expiration.

Guarantees

American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loans. As the cash values of the life insurance policies always equal or exceed the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2016, was approximately $206,376,000, while the total cash value of the related life insurance policies was approximately $209,785,000.

Litigation

American National and certain subsidiaries, in common with the insurance industry in general, are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future.

Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote and no estimate of range can be made for loss contingencies that are at least reasonably possible but not accrued.

Note 20 – Related Party Transactions

American National has entered into recurring transactions and agreements with certain related parties. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, accident and health insurance contracts, and legal services. The impact on the consolidated financial statements of significant related party transactions is shown below (in thousands):

		Dollar Amount of Transactions		Amount due to (from) American National
		Years ended December 31,		December 31,
Related Party	Financial Statement Line Impacted	2016	2015	2016	2015
Gal-Tex Hotel Corporation	Mortgage loan on real estate	$1,426	$1,326	$3,756	$5,182
Gal-Tex Hotel Corporation	Net investment income	329	428	23	31
Greer, Herz & Adams, LLP	Other operating expenses	9,315	7,951	(283)	(274)

Mortgage Loans to Gal-Tex Hotel Corporation (“Gal-Tex”): American National holds a first mortgage loan originated in 1999, with an interest rate of 7.25% and final maturity date of April 1, 2019 issued to Gal-Tex, which is collateralized by a hotel property in San Antonio, Texas. This loan is current as to principal and interest payments.

Transactions with Greer, Herz & Adams, LLP: Irwin M. Herz, Jr. is an American National advisory director and a Partner with Greer, Herz & Adams, LLP, which serves as American National’s General Counsel.

Note 21 – Selected Quarterly Financial Data

The unaudited selected quarterly financial data is shown below (in thousands, except per share data):

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Total premiums and other revenues	$764,970	$756,567	$800,448	$717,506	$823,142	$699,859	$839,391	$843,523
Total benefits, losses and expenses	741,462	665,208	760,168	668,099	775,420	653,199	751,724	762,261
Income before federal income tax and equity in earnings of unconsolidated affiliates	23,508	91,359	40,280	49,407	47,722	46,660	87,667	81,262
Total provision (benefit) for federal income taxes	(4,070)	45,690	9,890	15,210	22,590	18,134	45,300	24,686
Equity in earnings (losses) of unconsolidated affiliates	937	56,584	1,798	462	36,530	16,339	17,935	4,023
Net income	28,515	102,253	32,188	34,659	61,662	44,865	60,302	60,599
Net income (loss) attributable to noncontrolling interest	(801)	(729)	(437)	(394)	2,373	2,852	529	(2,341)
Net income attributable to American National	29,316	102,982	32,625	35,053	59,289	42,013	59,773	62,940
Earnings per share attributable to American National
Basic	1.09	3.84	1.21	1.30	2.20	1.56	2.23	2.34
Diluted	1.09	3.82	1.21	1.30	2.20	1.56	2.21	2.34

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES

(In thousands)

	December 31, 2016
Type of Investment	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown in the Consolidated Statement of Financial Position
Fixed maturities
Bonds held-to-maturity
U.S. states and political subdivisions	$301,994	$319,082	$301,994
Foreign governments	4,057	4,716	4,057
Corporate debt securities	6,711,508	6,925,978	6,711,508
Residential mortgage-backed securities	229,758	242,685	229,758
Collateralized debt securities	1,290	1,354	1,290
Other debt securities	2,778	2,877	2,778
Bonds available-for-sale
U.S.treasury and government	25,062	25,640	25,640
U.S. states and political subdivisions	945,431	960,223	960,223
Foreign governments	5,000	6,567	6,567
Corporate debt securities	4,666,096	4,780,763	4,780,763
Residential mortgage-backed securities	18,588	20,513	20,513
Collateralized debt securities	5,574	6,392	6,392
Other debt securities	3,233	3,178	3,178
Equity securities
Common stocks
Consumer goods	145,402	314,031	314,031
Energy and utilities	102,421	166,983	166,983
Finance	154,241	321,592	321,592
Healthcare	80,320	195,828	195,828
Industrials	46,533	138,631	138,631
Information technology	113,334	264,613	264,613
Other	70,848	116,837	116,837
Preferred stocks	19,334	23,161	23,161
Other Investments
Mortgage loans on real estate, net of allowance	4,348,046	4,435,530	4,348,046
Investment real estate, net of accumulated depreciation	536,675	—	536,675
Real estate acquired in satisfaction of debt	56,742	—	56,742
Policy loans	384,376	384,376	384,376
Options	73,312	156,479	156,479
Other long-term investments	(42,929)	—	(42,929)
Short-term investments	192,226	192,226	192,226

Total investments	$19,201,250	$20,010,255	$20,227,952

(1)	Original cost of equity securities and, as to fixed maturity securities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	December 31,
Condensed Statements of Financial Position	2016	2015
		(As Revised)
Assets
Fixed maturity securities	$8,969,903	$9,341,563
Equity securities	4,585	2,690
Mortgage loans on real estate, net of allowance	4,190,357	3,386,231
Other invested assets	1,658,771	1,852,581
Investment in subsidiaries	2,646,281	2,431,398
Deferred policy acquisition costs	1,052,357	1,091,031
Separate account assets	941,612	918,446
Other assets	787,054	754,646

Total assets	$20,250,920	$19,778,586

Liabilities
Policy liabilities	$4,027,973	$3,841,499
Policyholders’ account balances	10,006,609	9,943,694
Separate account liabilities	941,612	918,446
Other liabilities	622,548	622,665

Total liabilities	15,598,742	15,326,304

Shareholders’ equity
Common stock	30,832	30,832
Additional paid-in capital	16,406	13,689
Accumulated other comprehensive income	455,899	352,620
Retained earnings	4,250,818	4,157,184
Treasury stock, at cost	(101,777)	(102,043)

Total stockholders’ equity	4,652,178	4,452,282

Total liabilities and stockholders’ equity	$20,250,920	$19,778,586

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	Years ended December 31,
Condensed Statements of Operations	2016	2015	2014
Premiums and other revenues
Premiums and other policy revenues	$987,994	$820,194	$786,823
Net investment income	713,589	672,093	772,355
Net realized investment gain	16,111	21,258	18,702
Other-than-temporary impairments	(10)	(60)	(41)
Other income	15,944	15,785	10,803

Total premiums and other revenues	1,733,628	1,529,270	1,588,642

Benefits, losses and expenses
Policyholder benefits	749,179	615,180	574,975
Other operating expenses	848,063	764,913	812,762

Total benefits, losses and expenses	1,597,242	1,380,093	1,387,737

Income from continuing operations before federal income tax and equity in earnings of subsidiaries	136,386	149,177	200,905

Provision for federal income taxes	50,739	47,501	63,454
Equity in earnings of subsidiaries, net of tax	95,356	141,312	107,884

Net income	$181,003	$242,988	$245,335

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	Years ended December 31,
Condensed Statements of Cash Flows	2016	2015	2014
OPERATING ACTIVITIES		(As Revised)	(As Revised)
Net income	$181,003	$242,988	$245,335
Adjustments to reconcile net income to net cash provided by operating activities
Net realized investments gains	(16,111)	(21,258)	(18,702)
Other-than-temporary impairments	10	60	41
Amortization (accretion) of premiums, discounts and loan origination fees	(7,675)	(2,293)	3,581
Net capitalized interest on policy loans and mortgage loans	(28,943)	(27,346)	(27,922)
Depreciation	28,510	24,716	21,822
Interest credited to policyholders’ account balances	297,526	263,362	324,325
Charges to policyholders’ account balances	(295,000)	(238,169)	(212,690)
Deferred federal income tax (benefit) expense	89,089	8,091	16,429
Net income of subsidiaries	(122,259)	(135,678)	(106,751)
Equity in (earnings) losses of affiliates	(5,985)	(5,634)	3,800
Distributions from equity method investments	—	—	408
Changes in
Accrued investment income	351	6,995	9,801
Reinsurance recoverables	11,545	(14,778)	2,312
Prepaid reinsurance premiums	88	3,050	2,318
Premiums due and other receivables	(8,427)	2,331	3,873
Deferred policy acquisition costs	8,684	(13,323)	7,560
Policyholder liabilities	186,472	222,928	152,923
Liability for retirement benefits	(29,678)	(23,263)	(12,552)
Current tax receivable/payable	(24,833)	7,551	8,181
Other, net	(42,758)	(20,471)	(29,831)

Net cash provided by operating activities	221,609	279,859	394,261

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	382,390	827,234	452,846
Available for sale securities	282,834	340,274	625,563
Investment real estate	6,651	18,929	53,859
Mortgage loans	547,553	809,742	578,098
Policy loans	49,260	44,257	45,732
Other invested assets	28,155	71,469	40,791
Disposals of property and equipment	13,171	2,721	43,869
Distributions from affiliates and subsidiaries	9,909	15,958	439
Payment for the purchase/origination of
Held-to-maturity securities	(60,639)	(336,902)	(287,694)
Available for sale securities	(161,534)	(744,480)	(572,299)
Investment real estate	(31,234)	(69,145)	(23,959)
Mortgage loans	(1,327,395)	(933,879)	(633,401)
Policy loans	(21,526)	(21,106)	(23,621)
Other invested assets	(65,965)	(37,958)	(43,423)
Additions to property and equipment	(39,856)	(24,352)	(56,651)
Contributions to unconsolidated affiliates	(40,404)	(47,130)	(1,035)
Change in short-term investments	207,546	(42,258)	4,518
Change in investment in subsidiaries	20,044	(20,782)	—
Change in collateral held for derivatives	22,789	(65,160)	22,724
Other, net	17,167	(1,713)	36,302

Net cash provided by (used in) investing activities	(161,084)	(214,281)	262,658

FINANCING ACTIVITIES
Policyholders’ account deposits	1,287,366	1,280,756	941,400
Policyholders’ account withdrawals	(1,229,039)	(1,337,668)	(1,479,004)
Dividends to stockholders	(87,741)	(84,446)	(82,805)

Net cash used in financing activities	(29,414)	(141,358)	(620,409)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	31,111	(75,780)	36,510
Beginning of the period	160,229	236,009	199,499

End of the period	$191,340	$160,229	$236,009

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

(In thousands)

		Future Policy
		Benefits, Policyholders’
		Account Balances,				Benefits,	Amortization
	Deferred	Benefits, Policy and				Claims, Losses	of Deferred
	Policy	Contract Claims			Net	and	Policy	Other
	Acquisition	and Other	Unearned	Premium	Investment	Settlement	Acquisition	Operating	Premiums
Segment	Cost	Policyholder Funds	Premiums	Revenue	Income (1)	Expenses	Costs	Expenses (2)	Written
2016
Life	$745,840	$4,937,467	$35,133	$318,953	$227,923	$416,467	$112,712	$199,769	$—
Annuity	394,208	10,821,889	—	248,714	500,726	294,917	71,381	53,054	—
Health	40,620	272,802	43,155	175,589	9,942	131,828	14,973	43,263	—
Property & Casualty	113,775	935,998	745,650	1,253,392	57,091	883,219	262,299	165,509	1,282,876
Corporate & Other	—	—	—	—	64,553	—	—	41,864	—

Total	$1,294,443	$16,968,156	$823,938	$1,996,648	$860,235	$1,726,431	$461,365	$503,459	$1,282,876

2015
Life	$756,023	$4,860,263	$35,810	$305,350	$226,076	$386,785	$77,567	$201,112	$—
Annuity	411,206	10,410,157	—	183,125	459,458	230,221	81,793	54,037	—
Health	44,390	293,325	43,558	196,777	10,135	146,805	23,643	45,047	—
Property & Casualty	113,050	883,328	733,610	1,153,267	55,620	776,562	235,585	156,583	1,187,980
Corporate & Other	—	—	—	—	83,542	—	—	44,598	—

Total	$1,324,669	$16,447,073	$812,978	$1,838,519	$834,831	$1,540,373	$418,588	$501,377	$1,187,980

2014
Life	$711,469	$4,720,075	$35,524	$307,771	$232,389	$351,271	$78,181	$194,927	$—
Annuity	382,441	10,286,205	—	190,357	545,887	234,173	79,135	56,487	—
Health	47,784	316,684	46,137	216,868	11,692	144,799	18,966	43,261	—
Property & Casualty	111,850	883,148	673,390	1,100,975	58,843	745,540	223,658	130,655	1,109,029
Corporate & Other	—	—	—	—	84,047	—	—	60,535	—

Total	$1,253,544	$16,206,112	$755,051	$1,815,971	$932,858	$1,475,783	$399,940	$485,865	$1,109,029

(1)	Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.
(2)	Identifiable expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium ratio within the respective lines.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE IV - REINSURANCE INFORMATION

(In thousands)

		Ceded to	Assumed		Percentage of
	Direct	Other	from Other	Net	Amount
	Amount	Companies	Companies	Amount	Assumed to Net
Year Ended December 31, 2016
Life insurance in-force	$95,439,425	$29,980,485	$181,655	$65,640,595	0.3%

Premiums earned
Life and annuity	$669,607	$104,128	$2,188	$567,667	0.4
Accident and health	227,691	235,807	183,705	175,589	104.6
Property and casualty	1,349,297	104,922	9,017	1,253,392	0.7

Total premiums	$2,246,595	$444,857	$194,910	$1,996,648	9.8

Year Ended December 31, 2015
Life insurance in-force	$90,194,532	$29,891,183	$120	$60,303,469	0.0

Premiums earned
Life and annuity	$590,131	$101,636	$(20)	$488,475	0.0
Accident and health	241,140	224,623	180,260	196,777	91.6
Property and casualty	1,238,163	93,024	8,128	1,153,267	0.7

Total premiums	$2,069,434	$419,283	$188,368	$1,838,519	10.2

Year Ended December 31, 2014
Life insurance in-force	$85,570,057	$30,007,131	$6,007	$55,568,933	0.0

Premiums earned
Life and annuity	$594,568	$96,577	$137	$498,128	0.0
Accident and health	271,004	274,368	220,232	216,868	101.6
Property and casualty	1,183,875	89,607	6,707	1,100,975	0.6

Total premiums	$2,049,447	$460,552	$227,076	$1,815,971	12.5%

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS

(In thousands)

		Additions	Deductions
	Balance at Beginning of Period	Charged to Expense	Written off	Change in Estimate	Balance at End of Period
2016
Investment valuation allowances:
Mortgage loans on real estate	$12,895	$1,281	$(1,686)	$—	$12,490

2015
Investment valuation allowances:
Mortgage loans on real estate	$17,860	$220	$(5,185)	$—	$12,895

2014
Investment valuation allowances:
Mortgage loans on real estate	$12,181	$5,679	$—	$—	$17,860

See accompanying Report of Independent Registered Public Accounting Firm.

WQVUL Part C

Items 26. Exhibits

Exhibit (a) Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (incorporated by reference from Registrant’s registration statement number 333-79153 filed on May 24, 1999)

Exhibit (b) Not Applicable

Exhibit (c)(1) Distribution and Administrative Services Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (c)(2) Distribution and Selling Agreement (previously filed with Registrant’s Post-Effective Amendment #17 to this registration statement (number 333-53122) filed May 2, 2011).

Exhibit (c)(3) Termination of Distribution and Selling Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013).

Exhibit (c)(4) Distribution and Administrative Services Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013).

Exhibit (d)(1) Flexible Premium Variable Life Insurance Policy (Form WQVUL)(previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001).

Exhibit (d)(2) Automatic Increase Benefit Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(3) Level Term Rider (Form WQLT) (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(4) Disability Wavier of Premium Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(5) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 Form WQVUL08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(6) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(7) Form of Interstate Compact Level Term Rider (ICC08 Form WQLT08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 post-effective amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(8) Form of Generic Level Term Rider (Form WQLT08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(9) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 From WQVUL08) as of December 1, 2008, expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(10) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) as of December 1, 2008, expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(11) Form of Interstate Compact Automatic Increase Benefit Rider (Form ICC08 Form WQAIB) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(12) Form of Generic Automatic Increase Benefit Rider (Form WQAIB) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(13) Form of Interstate Compact Disability Waiver of Premium Rider (Form ICC08 Form WQVULDW) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(14) Form of Generic Disability Waiver of Premium Rider (Form WQVULDW) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (e) Application Form (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (f)(1) Articles of Incorporation of American National Insurance Company (incorporated by reference from

Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) By-laws of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) (b) By-laws of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on April 29, 2016)

Exhibit (g) Reinsurance Treaty No. UL2000 previously filed with registrant’s post-effective amendment number 2 filed on April 29, 2003.

Exhibit (g)(1) Treaty No. U24 with Gerling Global Life Reinsurance Company (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(2) Treaty No. U24 with Swiss Re Life and Health Inc. (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(3) Treaty No. U24 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(4) Treaty No. 3036 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(5) Treaty No. U24 with General & Cologne Life Re of America (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (g)(6) Agreement No. 08-010-TL with Ace Life Insurance Co. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(7) Treaty No. Executive UL with Swiss Re Life & Health American Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(8) Treaty No. U26 with Munich American Reassurance Company (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(9) Treaty No. Executive UL Amendment. No. 1 with ACE Tempest Life Re (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(10) Treaty No. Executive UL Amendment No. 1 with Swiss Re Life & Health American, Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(11) Treaty No. 3438 (UL26) Amendment No. 2 with Munich American Reassurance Company (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(12) Reinsurance Treaty with RGA Reinsurance Company (previously filed with Registrant’s post effective amendment number 17 filed on May 2, 2011)

Exhibit (h)(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(2) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from

Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(3) Form of Variable Insurance Products Participation Agreement (incorporated by reference from

Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(4) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from

Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(5) Form of T. Rowe Price Fund Participation Agreement incorporated by reference from Registrant’s

(registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(6) Form of MFS Variable Insurance Trust Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(7) Form of Federated Insurance Series Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(8) Form of Fred Alger American Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-53122) filed on December 22, 2000)

Exhibit (h)(9) Form of AIM Variable Investment Funds Participation Agreement (previously filed with Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 27, 2006.)

Exhibit (h)(10) Form of MFS Variable Insurance Trust Participation Agreement (Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 28, 2015.)

Exhibit (i) Not Applicable

Exhibit (j) Not Applicable

Exhibit (k) Legal Opinion (filed herewith)

Exhibit (l) Opinion of Illustration Actuary (filed herewith)

Exhibit (m) Calculation (filed herewith)

Exhibit (n) Other Opinions - Independent Registered Public Accounting firm Consent (filed herewith)

Exhibit (o) Not Applicable

Exhibit (p) Not Applicable

Exhibit (q) Restated Issuance, Transfer And Redemption Procedures

(previously filed with Registrant’s post-effective amendment number 4, filed on April 29, 2005).

Exhibit (r) Power of Attorney (previously filed with Registrant’s post-effective amendment number 4, filed on April 29, 2005.)

Exhibit (r)(1) Power of Attorney for Messrs. Ansell, Pederson, Yarbrough, Payne and Pozzi dated April 14, 2015 (filed on April 28, 2015).

Exhibit (r)(2) Power of Attorney for Mr. Ross Moody dated April 5, 2017 (filed herewith).

ITEM 27 DIRECTORS AND OFFICERS OF DEPOSITOR.

The principal business address of the directors and officers, unless indicated otherwise, is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

Directors

Name	Business Address

Arthur Oleen Dummer	955 East Pioneer Road Draper, UT 84020-9334

James Edward Pozzi	President, Chief Executive Officer and Chairman of the Board American National Insurance Company

One Moody Plaza
Galveston, TX 77550

Frances Anne Moody-Dahlberg	3710 Rawlins Street, #910 Dallas, TX 75219

Ross R. Moody	850 E. Anderson Lane Austin, TX 78752-1602

E. J. “Jere” Pederson	One Moody Plaza Galveston, TX 77550

William C. Ansell	1011 Tremont Galveston, TX 77550

James P. Payne	One Moody Plaza Galveston, TX 77550

James Daniel Yarbrough	One Moody Plaza Galveston, TX 77550

Officers

Name	Office

David Alan Behrens	Executive Vice President, Independent Marketing

John Joseph Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer

Johnny David Johnson	Executive Vice President, Corporate Business Process Officer & CIO

James Walter Pangburn	Executive Vice President, Credit Insurance Division 2450 South Shore Boulevard League City, TX 77573

John F. Simon	Executive Vice President and Chief Life and Annuity Actuary

Shannon Lee Smith	Executive Vice President, Chief Agencies Officer, Multiple Line 1949 East Sunshine Springfield, MO 65899

Hoyt James Strickland	Executive Vice President, Career Sales & Service Division

Timothy A. Walsh	Executive Vice President, President and CEO, Multiple Line and P&C Operations

Dwain Allen Akins	Senior Vice President, Corporate Relations, Chief Corporate Compliance Officer

Michele M. Bartkowski	Senior Vice President, Chief Financial Officer 344 Route 9W Glenmont, NY 12077

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan 2525 South Shore Boulevard League City, TX 77573

Brian Neil Bright	Senior Vice President, Computing Services 3030 Invincible League City, TX 77573

Scott C. Campbell	Senior Vice President, Chief Marketing Officer, Multiple Line 1949 East Sunshine Springfield, MO 65899

William Franklin Carlton	Senior Vice President and Corporate Controller

Lee C. Ferrell	Senior Vice President, Independent Marketing Operations

Bernard Stephen Gerwel	Senior Vice President, Corporate Digital Officer 1949 East Sunshine Springfield, MO 65899

Deborah K. Janson	Senior Vice President, Chief Risk Officer

Anne Marie LeMire	Senior Vice President, Fixed Income and Equity Investments 2450 South Shore Boulevard League City, TX 77573

Sara Liane Latham	Senior Vice President and Actuary

Bruce Murray LePard	Senior Vice President, Chief Human Resources Officer

Bradley Wayne Manning	Senior Vice President, Life Claims & Customer Contact Center 2525 South Shore Boulevard League City, TX 77573

Michael Scott Marquis	Senior Vice President, Life New Business Underwriting

Meredith Myron Mitchell	Senior Vice President, Application Development and Support

E. Bruce Pavelka	Senior Vice President, Life New Business and Administration

Ronald Clark Price	Senior Vice President, Multiple Line Marketing

James P. Stelling	Senior Vice President, Health Insurance Operations 2450 South Shore Boulevard League City, Texas 77573

Dr. John F. White	Senior Vice President, Medical Director (Life, Health, Group)

John Mark Flippin	Secretary

Terrance K. Ball	Vice President, Credit Insurance Sales 2450 South Shore Boulevard League City, TX 77573

Patricia Ann Boudreaux	Vice President, Credit Insurance Marketing Support

Matthew Russell Byrd	Vice President and Associate Actuary

John A. Cole	Vice President, Life Operations 1949 East Sunshine Springfield, MO 65899

Charlie Delgado	Vice President, Credit Insurance Finance & Risk Management 2450 South Shore Boulevard League City, TX 77573

Steven Lee Dobbe	Vice President, IMG Broker-Dealer Marketing

Dustin J. Dusek	Vice President, Associate Actuary and Illustration Actuary

Christopher K. Falconer	Vice President, Associate Actuary

Barbara N. Faulkenhagen	Vice President, IT Support Services

Denny Walton Fisher, Jr.	Vice President, Mortgage Loan Investments 2525 South Shore Boulevard League City, TX 77573

James L. Flinn	Vice President, P&C Risk Officer
1949 E. Sunshine
Springfield, MO 65899

Sharon W. Garner	Vice President, Life Underwriting

Jerald V. Johnson	Asst. Vice President, Process and Data Management
Richard Steven Katz	Vice President, Direct Marketing Sales
2450 South Shore Boulevard
League City, TX 77573

Dr. Harry Bertrand Kelso, Jr.	Vice President and Associate Medical Director (Life, Health, Group)

Darren William King	Vice President, Equities
2450 South Shore Boulevard
League City, TX 77573

Robert Jay Kirchner	Vice President, Real Estate Investments
2525 South Shore Boulevard
League City, TX 77573

Murray A. Klein	Vice President, Credit Insurance Financial Marketing
2450 South Shore Boulevard
League City, TX 77573

Craig Warren Klenk	Vice President, IMG Brokerage Sales

Sarah L. Klindworth	Vice President, Corporate Procurement Services

Debra R. Lambson	Vice President, CMO Health
2450 South Shore Boulevard
League City, TX 77573

Thomas Robert LeGrand	Vice President, Life & Annuity Claims

Kathryn Lentivech	Vice President and Actuary
344 Route 9W Glenmont, NY 12077

Gary H. Lukovich	Vice President, Multiple Line Distribution & Sales
1949 East Sunshine
Springfield, MO 65899

James F. Marotta	Vice President, Human Resources 344 Route 9W Glenmont, NY 12077

Edwin Vince Matthews, III	Vice President, Mortgage Loan Investments
2525 South Shore Boulevard
League City, TX 77573

Tracy L. Milina	Vice President, Health Administration
2450 South Shore Boulevard
League City, TX 77573

Michael S. Nimmons	Vice President, Internal Audit Services

Jon R. O’Neal	Vice President, National Director-Life Marketing Sales, Multiple Line
1949 East Sunshine Springfield, MO 65899

Ronald Joseph Ostermayer	Vice President, Group/Third Party Operations
2450 South Shore Boulevard
League City, TX 77573

Richard Clarence Putz	Vice President, IT Security, Compliance and Risk

Daniel A. Safriet	Vice President, Credit Insurance Sales
1037 N. Main Street
Wake Forest, NC 27587

Robert Walter Schefft	Vice President, IMG Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

Steven Schnack	Vice President, Health Claims
2450 South Shore Boulevard
League City, TX 77573

David Harvin Schutz	Vice President, IMG National Accounts

Olivia K. Smith	Vice President, Human Resources

Patrick A. Smith	Vice President, Multiple Line Field Support
1949 East Sunshine Springfield, MO 65899

Wayne Allen Smith	Vice President, Career Sales & Service Division

D. Denise Snedden	Vice President, Assistant Treasurer
2525 South Shore Boulevard
League City, TX 77573

James Patrick Stelling	Vice President, Group/Health Operations
2450 South Shore Boulevard
League City, TX 77573

Clarence Ellsworth Tipton	Vice President and Senior Chief Health Actuary
2450 South Shore Boulevard
League City, TX 77573

Mark A. Walker	Vice President, Credit Insurance Special Markets
2450 South Shore Boulevard
League City, TX 77573

Deanna Lynn Walton	Vice President, eBusiness Systems

William Henry Watson, III	Vice President, Chief Health Actuary

Michael J. Anderson	Assistant Vice President, Assistant Health Actuary
2450 South Shore Boulevard
League City, TX 77573

Charles N. Atwood	Asst. Vice President, Credit Insurance Sales
2450 South Shore Boulevard
League City, TX 77573

Elden James Brashaw	Asst. Vice President, Corporate Financial Control

Andrew C. Brewer	Assistant Vice President and Assistant Actuary

Jason M. Broussard	Asst. Vice President, Retirement Services

Shirley J. Broussard	Asst. Vice President, Multiple Line Finance and Field Services

Brian M. Burke	Asst. Vice President, Securities and Insurance Compliance Attorney

Philip Chairez	Asst. Vice President, Life New Business

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales, Multiple Line

Laurane D. Debowski	Asst. Vice President, CSSD Field Operations

Elizabeth L. Fontenot	Asst. Vice President, Health Administration
2450 South Shore Boulevard League City, TX 77573

Traie D. Franklin	Asst. Vice President, IMG Marketing Operations

Renee E. Garrett	Asst. Vice President, Life and Health Product Systems

Kenneth M. Garza	Asst. Vice President, Life Policy Administration

N. Iris Gillies	Asst. Vice President, Training and Development

Pamela M. Griffin	Asst. Vice President, Career Life Sales
1169 Inverness Cove Way
Birmingham, AL 35242

Mark A. Haith	Asst. Vice President, Credit Insurance
2450 South Shore Boulevard League City, TX 77573

William Joseph Hogan	Asst. Vice President, Group/Health Compliance
2450 South Shore Boulevard
League City, Texas 77573

Jason Jay Jackson	Asst. Vice President & Assistant Actuary

Khaled Kahlouni	Asst. Vice President, Business Intelligence and Analytics
3030 Invincible Circle
League City, TX 77573

David R. Keimig	Asst. Vice President, Distributed Computing
3030 Invincible
League City, TX 77573

Bryan A. Lamb	Asst. Vice President, Life New Business
2525 South Shore Boulevard
League City, TX 77573

Dennis P. Leyden	Asst. Vice President, Talent Management

Larry Edward Linares	Asst. Vice President, Tax

Robert W. Lindemann	Asst. Vice President, IT Operations
3030 Invincible
League City, TX 77573

Erika Y. Lozano	Asst. Vice President, Financial Planning & Analysis

Thad Michael Luikart	Asst. Vice President, Annuity Policy Administration

Michael N. Musselman	Asst.Vice President, Marketing & Analytics

Jon R. O’Neal	Asst. Vice President, National Director-Life Marketing Sales, Multiple Line

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

Walter Rudecki, Jr.	Asst. Vice President, Advanced Sales and Priority Markets, Multiple Line

Suzanne B. Saunders	Asst. Vice President, Investment Accounting
2450 South Shore Boulevard
League City, TX 77573

Gail Sawyer	Asst. Vice President, Financial and Human Resources Systems

James Alexander Tyra	Asst. Vice President, IT Special Projects

Jimmy N. Watson	Asst. Vice President, Data Communications Messaging
3030 Invincible Circle
League City TX 77573

W. Scott Webb	Asst. Vice President, Real Estate Director
2525 South Shore Boulevard League City, TX 77573

Austin Webber	Asst. Vice President, Health and HIPAA Compliance
2450 South Shore Boulevard League City, TX 77573

Eddie Waters, Jr.	Asst. Vice President, Credit Insurance Operations
2450 South Shore Boulevard League City, TX 77573

Jeanette Elizabeth Cernosek	Assistant Secretary

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant, American National Variable Life Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three other separate accounts: American National Variable Annuity Separate Account, American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust, a testamentary trust with both charitable and non-charitable beneficiaries, owns approximately 37% of the outstanding stock of American National Insurance Company. The Moody Foundation, a charitable trust classified as a private foundation, has an approximately 79% contingent remainder interest in the Libbie Shearn Moody Trust and owns approximately 23% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Frances Anne Moody-Dahlberg, Ross Rankin Moody and Elizabeth Lee Moody. Robert L. Moody, Sr. is the remaining life income beneficiary of the Libbie Shearn Moody Trust and Chairman Emeritus of American National Insurance Company. Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is the ultimate controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, beneficially own approximately 49.1% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc., a Nevada corporation, owns approximately 97.8% of the outstanding shares of Moody National Bank. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc., a Texas corporation. The Three R Trusts, Texas trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation directly or indirectly wholly owns the following hospitality subsidiaries, listed in alphabetical order, with the jurisdiction of incorporation for each noted:

1859 Beverage Company (Texas)	Gal-Tex Hospitality Partners LLC (Texas)
1859 Historic Hotels, Ltd. (Texas)	Kentucky Landmark Hotels, L.L.C (Kentucky)
1859 Management Partners GP, LLC (Texas)	Gal-Tenn Hotel Corporation (Nevada)
1859 Management Partners, LP (Texas)	LHH Hospitality, Inc. (Texas)
Colorado Landmark Hotels, L.L.C. (Colorado)	Virginia Landmark Hotels, L.L.C. (Virginia)

American National owns a direct or indirect interest in the entities listed below in alphabetical order. Unless otherwise noted with an asterisk (*), such entities are included within the consolidated financial statements of American National. For entities noted with an asterisk (*), such entities are not included within the consolidated financial statements of American National, nor are separate financial statements filed with respect to such entities. American National has more than a minor interest or influence over such entities’ operations, but American National does not have a controlling interest and is not the primary beneficiary of such entities.

Entity: 121 Village, Ltd.

Entity Form: a Texas limited partnership.

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 33% limited partnership interest. ANREINV, LLC owns a 0.33% general partnership interest.

Entity: 121 Village Lots 2/3 Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC, owns a 100% interest.

Entity: 2603 Augusta Investors, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: 3100 McKinnon*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 80% interest.

Entity: 9015 Partners LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC. owns a 70% interest.

Entity: Alternative Benefit Management, Inc.

Entity Form: a Nevada corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Administrators, Inc.

Entity Form: a Texas corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Holdings, Inc.

Entity: American National County Mutual Insurance Company

Entity Form: a Texas mutual insurance company.

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity: American National of Delaware Corporation

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation

Entity Form: a Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Delaware)

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Nevada)

Entity Form: a Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National General Insurance Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: American National Insurance Service Company

Entity Form: a Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: American National Life Holdings, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Life Insurance Company of New York

Entity Form: a New York insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Life Insurance Company of Texas

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Lloyds Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: ANPAC Lloyds Insurance Management, Inc. is attorney-in-fact.

Entity: American National Property and Casualty Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property & Casualty Holdings, Inc.

Entity: American National Property & Casualty Holdings, Inc.

Entity Form: a Delaware corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Registered Investment Advisor, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/CAN Investments, Inc.*

Entity Form: a Canadian corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: ANCAP Jasper, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANCAP Jasper II, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANDV 97, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: ANH20, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: ANICO Eagle, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC LLC.

Entity: ANICO Eagle 99, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: ANICO Financial Services, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: ANIND TX, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC.

Entity: ANPAC Lloyds Insurance Management, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPAC Louisiana Insurance Company

Entity Form: a Louisiana insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPIN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest; ANIND TX, LLC owns a 1% general partnership interest.

Entity: ANREINV, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC.

Entity: ANTAC, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: Baron Phoenix Apts, LLC*

Entity Form: an Arizona limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Bayport II Mountain West Houston, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Baywood JV II, Ltd*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Baywood Project, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% limited partnership interest.

Entity: Blalock Retail Associates, LLC*

Entity Form: a Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Boyle at 54th LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Bridgeview Alpha LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: Broadway Goodyear LLC*

Entity Form: a Delaware limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 55% interest.

Entity: Caffery-Saloom Retail, LLC*

Entity Form: a Louisiana limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Canyon Crossroads Apartments, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC owns a 50% interest.

Entity: CC Maple LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 41.32% interest.

Entity: Cedar Crossing Mountain West Houston LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Cibolo 78108 Storage*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Cibolo Crossing, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Comprehensive Investment Services, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: Cotton Exchange Investment Properties, LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Crestline Specialty Lending, LP*

Entity Form: a Delaware limited partnership

Ownership or Other Basis of Control: ANICO owns a 12.4% interest.

Entity: Eagle AN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest. ANIND TX, LLC owns a 1% general partnership interest.

Entity: Eagle Ind., L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest. ANIND TX, LLC owns a 1% general partnership interest.

Entity: Enclave Apts, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC owns a 50% interest.

Entity: Fairway Phase III Associates, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Farm Family Casualty Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Financial Services, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Life Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Galveston Island Water Park, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANH2O, Inc. is 1% general partner; ANICO Eagle, LLC is 59% limited partner.

Entity: Garden State Life Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Germann Road Land Development, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Wholly owned by ANICO Eagle, LLC

Entity: I-10 Industrial Development LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: IGX Burleson Park, LLC*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 65% interest.

Entity: IGX Tri County, LLC*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 65% interest.

Entity: iLuminate Apts, LLC*

Entity Form: a Colorado limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: J & P Keegan LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 99% limited partnership; ANIND TX, LLC owns a 1% general partnership interest.

Entity: Jersey Industrial Capital, LLC*

Entity Form: a California limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 46.5% interest.

Entity: Kearns Building Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity: Landmark I Office Partners (Jastco, Ltd.)*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: LeSaint Venture, LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Linear Apts, LLC*

Entity Form: a Colorado limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: M&M Hotel Venture*

Entity Form: a Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 43.2% interest.

Entity: Maui Harbor Shops, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Montgomery Center Investors, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: MRPL Retail Partners, Ltd. (Shops at Bella Terra)

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: MRPL Retail Partners II, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: Murphy Self Storage, Ltd*

Entity Form: a Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: MWBP, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Muir Lake, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: 60% owned by ANTAC, LLC.

Entity: Naches Venture LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 55% interest.

Entity: Naperville Hotel Partners, LLC*

Entity Form: a Illinois Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: One Hanover Investors, LP*

Entity Form: a Delaware limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Pacific City Hotel, LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 11% interest.

Entity: Pacific Property and Casualty Company

Entity Form: a California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: Park City Center LLC*

Entity Form: A Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Parmenter 220 East Las Colinas Blvd., LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: PCO Battery Brooke Parkway, LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANPIN, LP. owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: Pinnacle IV L.P.*

Entity Form: an Delaware Limited Partnership

Ownership or Other Basis of Control: ANICO owns 24.15% interest.

Entity: Preston 121 Partners, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANIND TX. LLC. owns a 2% general partnership interest; Eagle AN, L.P. owns a 98% limited partnership interest.

Entity: Prospect Park Office, LLC*

Entity Form: a California limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: Rural Agency and Brokerage, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Rutledge Partners, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: SC Waterford Springs Investors LLC*

Entity Form: a Florida limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Schaumberg Hotel Partners LLC*

Entity Form: an Illinois limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Shinnecock Partners*

Entity Form: a Delaware limited partnership

Ownership or Other Basis of Control: ANICO owns a 47% interest.

Entity: South Shore Harbour Development, LLC

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Wholly owned by ANTAC, LLC.

Entity: SPI Beach Resort Waterpark, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANTAC, LLC owns a 50% interest.

Entity: Standard Life and Accident Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Standard Plus, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company.

Entity: SWBC Flower Mound, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 90% interest.

Entity: TC Blvd., Partners, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: TC Blvd., Partners II, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: Town and Country Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: ANDV 97, LLC owns an 86.65% limited partnership interest.

Entity: Town Center Partners, LTD

Entity Form: a Texas partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: TVO/MCP Vineyard Associates LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: United Farm Family Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Valley Business Center LLC*

Entity Form: a Colorado limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Via Del Oro Commercial LLC*

Entity Form: a California limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: Willowchase Retail Associates LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

ITEM 29. INDEMNIFICATION

The following provision is in the Distribution and Selling Agreement:

“Indemnification by the Company. Except as otherwise expressly provided, the Company shall indemnify, defend and hold harmless the Distributor and its officers, directors, employees, agents and representatives and each person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Distributor Indemnified Parties”) against any and all losses, costs, fees, fines, penalties, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable attorney’s fees and other legal expenses), to which the Distributor Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, costs, fees, fines, penalties, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Contracts and:

a.

arise out of or are based upon any untrue statements of any material fact contained in the Disclosure Documents, the Registration Statements or the Sales Literature, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Distributor Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Distributor;

b.	arise out of or as a result of the negligent or wrongful conduct of the Company or persons under its control, with respect to the Contracts;

c.

arise out of or as a result of the material failure of the Separate Accounts to comply with the Company Act in all material respects or the failure of the Company to comply with applicable state insurance law in the administration of the Separate Accounts;

d.	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

e.

arise out of or result from any material breach of any representation made by the Company or the Separate Accounts in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or the Separate Accounts; or

f.

arise out of or result from the failure of the Registration Statements, the Disclosure Documents or the Sales Literature to comply in any material respect with applicable law or regulation, unless such failure is attributable to information furnished by or on behalf of the Distributor.”

The officers and directors of American National are indemnified by American National in the American National By-Laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the variable annuity sales of American National.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a)     ANICO Financial Services, Inc. serves as the Registrant’s principal underwriter. Securities Management and Research, Inc. served as the principal underwriter to the American National Variable Life Separate Account until September 4, 2012. The following are the officers and directors of ANICO Financial Services, Inc.

Name	Position	Principal Business Address
James E. Pozzi	Director, Chairman of the Board	One Moody Plaza
Galveston, TX 77550

John J. Dunn, Jr.	Director	One Moody Plaza
Galveston, TX 77550

David A. Behrens	Director	One Moody Plaza
Galveston, TX 77550

E. Bruce Pavelka	President, Chief Executive Officer	One Moody Plaza
Galveston, TX 77550

Dwain A. Akins	Vice President, Chief Compliance Officer	One Moody Plaza
Galveston, TX 77550

Suzanne B. Saunders	Vice President, Chief Financial Officer	2450 South Shore Boulevard
League City, TX 77573

(c) Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation

ANICO Financial Services, Inc.	$1,692,607	N/A	N/A	N/A

ITEM 31 LOCATIONS OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of American National Insurance

Company, One Moody Plaza, Galveston, Texas 77550.

ITEM 32. MANAGEMENT SERVICES - Not Applicable

ITEM 33. FEE REPRESENTATION

Representation pursuant to Section 26(e)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned in the City of Galveston and the State of Texas on the 27th day of April, 2017.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT (Registrant)

By: AMERICAN NATIONAL INSURANCE COMPANY

By:       /s/ James E. Pozzi

  James E. Pozzi, President,

Chief Executive Officer and Chairman of the Board

AMERICAN NATIONAL INSURANCE COMPANY

(Depositor)

By:         /s/ James E. Pozzi

James E. Pozzi, President,

Chief Executive Officer and Chairman of the Board

Attest By:

  /s/ J. Mark Flippin

J. Mark Flippin, Secretary

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities on the 27th day of April, 2017:

Signature	Title

/s/ John J. Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer
John J. Dunn, Jr. /s/ William F. Carlton	Senior Vice President and Corporate Controller
William F. Carlton

Signature	Title

/s/ James E. Pozzi	Director, President, Chief Executive Officer and Chairman of the Board
James E. Pozzi /s/ Dwain A. Akins by Power of Attorney	Director
Ross R. Moody /s/ Dwain A. Akins by Power of Attorney	Director
William C. Ansell /s/ Dwain A. Akins by Power of Attorney	Director
Arthur O. Dummer
/s/ Dwain A. Akins by Power of Attorney	Director
Frances Anne Moody-Dahlberg /s/ Dwain A. Akins by Power of Attorney	Director
James P. Payne /s/ Dwain A. Akins by Power of Attorney	Director
E.J. Pederson /s/ Dwain A. Akins by Power of Attorney	Director
James D. Yarbrough